Execution Version FIRST AMENDMENT TO CREDIT AGREEMENT THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of September 15, 2015 by and among WASHINGTON REAL ESTATE INVESTMENT TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”). WHEREAS, the Borrower, the Lenders party thereto, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of June 23, 2015 (as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); WHEREAS, as permitted by Section 2.17. of the Credit Agreement, the Borrower has requested that the Lenders identified on Schedule I attached hereto as having a “Term Loan Commitment Amount” (each a “Term Loan Lender”) make Term Loans to the Borrower in an aggregate principal amount equal to $150,000,000; and WHEREAS, as permitted by Section 12.6.(e) of the Credit Agreement, the parties hereto desire to amend the Credit Agreement to provide for the making of such Term Loans subject to the terms and conditions of this Amendment and the Credit Agreement as amended by this Amendment (the Credit Agreement as so amended, the “Amended Credit Agreement”); NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows: Section 1. Specific Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement is amended as follows: (a) The Credit Agreement is amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit A. (b) The Credit Agreement is further amended by deleting Schedule I attached thereto and replacing it with Schedule I attached hereto. (c) The Credit Agreement is further amended by deleting Exhibits F, G and H attached thereto and replacing them with Exhibits F, G and H attached hereto. (d) The Credit Agreement is further amended by adding Exhibit Q attached hereto as Exhibit Q thereto. Section 2. Conditions Precedent. The effectiveness of this Amendment and the obligation of the Term Loan Lenders to make the Term Loans under Section 2.9. of the Amended Credit Agreement are both subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

2 (a) a counterpart of this Amendment duly executed by the Borrower, the Requisite Lenders and each of the Term Loan Lenders; (b) Term Notes executed by the Borrower, payable to each Term Loan Lender (excluding any such Lender that has requested that it not receive a Term Note) in the aggregate outstanding principal amount of such Lender’s Term Loan; (c) a certificate from a Responsible Officer of the Borrower certifying as of the date hereof, and after giving effect to the transactions contemplated hereby, that (i) no Default or Event of Default shall be in existence upon the making of the Term Loans and (ii) the Continuing Representations made or deemed made by the Borrower are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on the date of the making of the Term Loans except to the extent that such representations and warranties expressly related solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Amended Credit Agreement; (d) copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of the Borrower of all corporate or other necessary action taken by the Borrower to authorize the borrowing of such Term Loans; (e) an opinion of counsel to the Borrower and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering such matters as the Administrative Agent may reasonably request; (f) evidence that all Fees then due and payable by the Borrower in connection with this Amendment, together with, to the extent a reasonably detailed invoice has been delivered to the Borrower prior to the date hereof, all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders, including without limitation, the reasonable and documented out-of-pocket fees and expenses of counsel to the Administrative Agent, have been paid; and (g) such other documents, instruments and agreements as the Administrative Agent may reasonably request. Section 3. Representations. The Borrower represents and warrants to the Administrative Agent, the Issuing Banks and the Lenders that: (a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, (i) to execute and deliver this Amendment, the Term Notes and the other Loan Documents being executed and delivered by the Borrower in connection with this Amendment (collectively, the “Amendment Documents”), (ii) to perform its obligations hereunder, under the other Amendment Documents and under the Amended Credit Agreement, in each case, in accordance with their respective terms and (iii) to borrow the Term Loans under the Amended Credit Agreement. Each of this Amendment and the other Amendment Documents has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment, the other Amendment Documents and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the

3 availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. (b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the other Amendment Documents and the performance by the Borrower of this Amendment, the other Amendment Documents and the Amended Credit Agreement in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Loan Party to obtain a Governmental Approval (other than any required filing with the SEC) or violate any Applicable Law (including all Environmental Laws) relating to or any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party. (c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment. Section 4. Reaffirmation of Representations by Borrower. The Borrower hereby certify to the Administrative Agent, the Issuing Banks and the Lenders that as of the date hereof and after giving effect to this Amendment, the Continuing Representations made or deemed made by the Borrower in the Amended Credit Agreement and the other Loan Documents to which the Borrower is a party are and shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is and shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Amended Credit Agreement. Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement. This Amendment is a Loan Document. Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith. Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 1 hereof shall be deemed to have prospective application only. The Credit Agreement is hereby

4 ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document. Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Section 11. Definitions. Except as otherwise provided herein, all capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Amended Credit Agreement. Section 12. Additional Arranger. The parties hereto hereby acknowledge the appointment of Capital One, National Association as a joint lead arranger and sole syndication agent in respect of the arrangement and syndication of the Additional Term Loans made on the First Amendment Effective Date. [Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written. WASHINGTON REAL ESTATE INVESTMENT TRUST By: /s/ Stephen E. Riffee Name: /s/ Stephen E. Riffee Title: Executive Vice President and Chief Financial Officer [Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with Washington Real Estate Investment Trust] WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as an Issuing Bank, as Swingline Lender, and as a Lender By: /s/ Brandon H Barry Name: /s/ Brandon H Barry Title: Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with Washington Real Estate Investment Trust] KEYBANK NATIONAL ASSOCIATION, as an Issuing Bank and as a Lender By: /s/ Sara Jo Smith Name: /s/ Sara Jo Smith Title: Assistant Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with Washington Real Estate Investment Trust] SUNTRUST BANK, as a Lender By: /s/ Michael Kauffman Name: /s/ Michael Kauffman Title: Senior Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with Washington Real Estate Investment Trust] CITIBANK, N.A., as a Lender By: /s/ Michael Chlopak Name: /s/ Michael Chlopak Title: Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with Washington Real Estate Investment Trust] GOLDMAN SACHS BANK USA, as a Lender By: /s/ Michelle Latzoni Name: /s/ Michelle Latzoni Title: Authorized Signatory [Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with Washington Real Estate Investment Trust] JPMorgan Chase Bank, N.A., as a Lender By: /s/ Mohammad S Hasan Name: /s/ Mohammad S Hasan Title: Executive Director [Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with Washington Real Estate Investment Trust] MORGAN STANLEY BANK, N.A., as a Lender By: /s/ Emanuel Ma _ Name: /s/ Emanuel Ma _ Title: Authorized Signatory [Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with Washington Real Estate Investment Trust] UBS AG, STAMFORD BRANCH, as a Lender By: /s/ Craig Pearson Name: /s/ Craig Pearson Title: Associate Director By: /s/ Houssem Daly Name: /s/ Houssem Daly Title: Associate Director [Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with Washington Real Estate Investment Trust] THE BANK OF NEW YORK MELLON, as a Lender By: /s/ Carol Murray _ Name: /s/ Carol Murray Title: Managing Director [Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with Washington Real Estate Investment Trust] CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Frederick H. Denecke Name: /s/ Frederick H. Denecke Title: Senior Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with Washington Real Estate Investment Trust] U.S. BANK NATIONAL ASSOCIATION, as an Issuing Bank and as a Lender By: /s/ Gary D. Houston Name: /s/ Gary D. Houston Title: Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with Washington Real Estate Investment Trust] BRANCH BANKING AND TRUST COMPANY, as a Lender By: /s/ Glenn A. Page Name: /s/ Glenn A. Page Title: Senior Vice President [Signatures Continued on Next Page]

EXHIBIT A Amended Credit Agreement [Attached]

Loan Number: 1014769 EXHIBIT A Execution Version CREDIT AGREEMENT Dated as of June 23, 2015, as amended as of September 15, 2015, by and among WASHINGTON REAL ESTATE INVESTMENT TRUST, as Borrower, THE FINANCIAL INSTITUTIONS PARTY HERETO AND THEIR ASSIGNEES UNDER SECTION 12.5., as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent ______________________________________________________ WELLS FARGO SECURITIES, LLC and KEYBANC CAPITAL MARKETS INC. as Joint Lead Arrangers and and Joint Bookrunners for the revolving credit facility, KEYBANK NATIONAL ASSOCIATION, as Syndication Agent for the revolving credit facility, and ROYAL BANK OF CANADA and SUNTRUST BANK, as Documentation Agents for the revolving credit facility, and WELLS FARGO SECURITIES, LLC and CAPITAL ONE, NATIONAL ASSOCIATION as Joint Lead Arrangers and Joint Bookrunners for the term loan facility, and CAPITAL ONE, NATIONAL ASSOCIATION as Syndication Agent for the term loan facility, and SUNTRUST BANK and U.S. BANK NATIONAL ASSOCIATION

as Documentation Agents for the term loan facility

TABLE OF CONTENTS

Article I. Definitions 1

Section 1.1. Definitions. 1
Section 1.2. General; References to Eastern Time. .... ~~32~~34
Section 1.3. Financial Attributes of Unconsolidated Affiliates. .... ~~33~~34

Article II. Credit Facility .... ~~33~~34

Section 2.1. Revolving Loans. .... ~~33~~34
Section 2.2. Bid Rate Loans. .... ~~34~~36
Section 2.3. Letters of Credit. .... ~~37~~39
Section 2.4. Swingline Loans. .... ~~42~~44
Section 2.5. Rates and Payment of Interest on Loans. .... ~~44~~46
Section 2.6. Number of Interest Periods. .... ~~45~~47
Section 2.7. Repayment of Loans. .... ~~45~~47
Section 2.8. Prepayments. .... ~~45~~47
Section 2.9. ~~[Reserved]~~Term Loans. .... ~~46~~48
Section 2.10. Continuation. .... ~~46~~48
Section 2.11. Conversion. .... ~~47~~49
Section 2.12. Notes. .... ~~47~~49
Section 2.13. Voluntary Reductions of the Revolving Commitments. .... ~~47~~50
Section 2.14. Extension of Revolving Termination Date. .... ~~48~~50
Section 2.15. Expiration Date of Letters of Credit Past Revolving Commitment Termination. .... ~~48~~51
Section 2.16. Amount Limitations. .... ~~48~~51
Section 2.17. Increase in Revolving Commitments; Additional Term Loans. .... ~~49~~51
Section 2.18. Funds Transfer Disbursements. .... ~~50~~53

Article III. Payments, Fees and Other General Provisions .... ~~50~~53

Section 3.1. Payments. .... ~~50~~53
Section 3.2. Pro Rata Treatment. .... ~~51~~54
Section 3.3. Sharing of Payments, Etc. .... ~~52~~54
Section 3.4. Several Obligations. .... ~~52~~55
Section 3.5. Fees. .... ~~52~~55
Section 3.6. Computations. .... ~~53~~56
Section 3.7. Usury. .... ~~54~~56
Section 3.8. Statements of Account. .... ~~54~~57
Section 3.9. Defaulting Lenders. .... ~~54~~57
Section 3.10. Taxes. .... ~~58~~61

Article IV. Yield Protection, Etc. .... ~~61~~64

Section 4.1. Additional Costs; Capital Adequacy. .... ~~61~~64
Section 4.2. Suspension of LIBOR Loans and LIBOR Margin Loans. .... ~~63~~66
Section 4.3. Illegality. .... ~~64~~67
Section 4.4. Compensation. .... ~~64~~67
Section 4.5. Treatment of Affected Loans. .... ~~65~~68
Section 4.6. Affected Lenders. .... ~~66~~68
Section 4.7. Change of Lending Office. .... ~~66~~69
Section 4.8. Assumptions Concerning Funding of LIBOR Loans. .... ~~66~~69

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- ii - LEGAL02/35717724v8 Execution Version Article V. Conditions Precedent ........................................................................................... 6669 Section 5.1. Initial Conditions Precedent. ............................................................... 6669 Section 5.2. Conditions Precedent to All Loans and Letters of Credit. .................. 6871 Article VI. Representations and Warranties ......................................................................... 6972 Section 6.1. Representations and Warranties. ......................................................... 6972 Section 6.2. Survival of Representations and Warranties, Etc. ............................... 7477 Article VII. Affirmative Covenants ...................................................................................... 7477 Section 7.1. Preservation of Existence and Similar Matters. .................................. 7477 Section 7.2. Compliance with Applicable Law. ...................................................... 7577 Section 7.3. Maintenance of Property. .................................................................... 7578 Section 7.4. Conduct of Business. .......................................................................... 7578 Section 7.5. Insurance. ............................................................................................ 7578 Section 7.6. Payment of Taxes and Claims. ............................................................ 7578 Section 7.7. Books and Records; Inspections. ........................................................ 7678 Section 7.8. Use of Proceeds. .................................................................................. 7679 Section 7.9. Environmental Matters. ....................................................................... 7679 Section 7.10. Further Assurances. ........................................................................... 7779 Section 7.11. REIT Status. ...................................................................................... 7780 Section 7.12. Exchange Listing. ............................................................................. 7780 Section 7.13. Guarantors. ........................................................................................ 7780 Article VIII. Information ...................................................................................................... 7982 Section 8.1. Quarterly Financial Statements. .......................................................... 7982 Section 8.2. Year-End Statements. ......................................................................... 7982 Section 8.3. Compliance Certificate. ...................................................................... 8082 Section 8.4. Other Information. .............................................................................. 8083 Section 8.5. Electronic Delivery of Certain Information. ....................................... 8285 Section 8.6. Public/Private Information. ................................................................. 8285 Section 8.7. USA Patriot Act Notice; Compliance. ................................................ 8386 Article IX. Negative Covenants ............................................................................................ 8386 Section 9.1. Financial Covenants. ........................................................................... 8386 Section 9.2. Reciprocal Lien. .................................................................................. 8487 Section 9.3. Restrictions on Intercompany Transfers. ............................................ 8588 Section 9.4. Merger, Consolidation, Sales of Assets and Other Arrangements. ..... 8588 Section 9.5. Plans. ................................................................................................... 8790 Section 9.6. Fiscal Year. ......................................................................................... 8790 Section 9.7. Modifications of Organizational Documents. ..................................... 8790 Section 9.8. Transactions with Affiliates. ............................................................... 8790 Section 9.9. Derivatives Contracts. ......................................................................... 8790 Article X. Default .................................................................................................................. 8891 Section 10.1. Events of Default. ............................................................................. 8891 Section 10.2. Remedies Upon Event of Default. .................................................... 9194 Section 10.3. Remedies Upon Default. ................................................................... 9295 Section 10.4. Marshaling; Payments Set Aside. ..................................................... 9295 Section 10.5. Allocation of Proceeds. ..................................................................... 9395 Section 10.6. Letter of Credit Collateral Account. ................................................. 9496 Section 10.7. Rescission of Acceleration by Requisite Lenders. ............................ 9598

Section 10.8. Performance by Administrative Agent. ~~95~~98
Section 10.9. Rights Cumulative. ~~95~~98

Article XI. The Administrative Agent ~~96~~99

Section 11.1. Appointment and Authorization. ~~96~~99
Section 11.2. Administrative Agent as Lender. ~~97~~100
Section 11.3. Approvals of Lenders. ~~97~~100
Section 11.4. Notice of Events of Default. ~~98~~100
Section 11.5. Administrative Agent's Reliance. ~~98~~101
Section 11.6. Indemnification of Administrative Agent. ~~98~~101
Section 11.7. Lender Credit Decision, Etc. ~~99~~102
Section 11.8. Successor Administrative Agent. ~~100~~103
Section 11.9. Titled Agents. ~~101~~104

Article XII. Miscellaneous ~~101~~104

Section 12.1. Notices. ~~101~~104
Section 12.2. Expenses. ~~103~~106
Section 12.3. Setoff. ~~104~~107
Section 12.4. Litigation; Jurisdiction; Other Matters; Waivers. ~~105~~108
Section 12.5. Successors and Assigns. ~~106~~109
Section 12.6. Amendments and Waivers. ~~111~~114
Section 12.7. Nonliability of Administrative Agent and Lenders. ~~115~~119
Section 12.8. Confidentiality. ~~115~~119
Section 12.9. Indemnification. ~~116~~120
Section 12.10. Termination; Survival. ~~117~~121
Section 12.11. Severability of Provisions. ~~118~~121
Section 12.12. GOVERNING LAW. ~~118~~122
Section 12.13. Counterparts. ~~118~~122
Section 12.14. Obligations with Respect to Loan Parties and Subsidiaries. ~~118~~122
Section 12.15. Independence of Covenants. ~~118~~122
Section 12.16. Limitation of Liability. ~~118~~122
Section 12.17. Entire Agreement. ~~118~~122
Section 12.18. Construction. ~~119~~123
Section 12.19. Headings. ~~119~~123
Section 12.20. UPREIT Reorganization. ~~119~~123

SCHEDULE I Commitments
SCHEDULE 1.1. Existing Letters of Credit
SCHEDULE 6.1.(b) Ownership Structure
SCHEDULE 6.1.(f) Properties
SCHEDULE 6.1.(g) Existing Indebtedness; Liens
SCHEDULE 6.1.(h) Litigation
SCHEDULE 6.1.(n) Environmental Matters
SCHEDULE 6.1.(q) Affiliate Transactions

EXHIBIT A Form of Assignment and Assumption Agreement
EXHIBIT B Form of Bid Rate Note
EXHIBIT C Form of Designation Agreement
EXHIBIT D Form of Disbursement Instruction Agreement

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- iv - LEGAL02/35717724v8 Execution Version EXHIBIT E Form of Guaranty EXHIBIT F Form of Notice of Borrowing EXHIBIT G Form of Notice of Continuation EXHIBIT H Form of Notice of Conversion EXHIBIT I Form of Notice of Swingline Borrowing EXHIBIT J Form of Revolving Note EXHIBIT K Form of Swingline Note EXHIBIT L Form of Bid Rate Quote Request EXHIBIT M Form of Bid Rate Quote EXHIBIT N Form of Bid Rate Quote Acceptance EXHIBITS O Forms of U.S. Tax Compliance Certificates EXHIBIT P Form of Compliance Certificate EXHIBIT Q Form of Term Note

- 1 - LEGAL02/35717724v8 Execution Version THIS CREDIT AGREEMENT (this “Agreement”) dated as of June 23, 2015 by and among WASHINGTON REAL ESTATE INVESTMENT TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), each of the financial institutions initially a signatory hereto together with their successors and assignees under Section 12.5. (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), with WELLS FARGO SECURITIES, LLC and KEYBANC CAPITAL MARKETS INC., as joint Lead Arrangers and joint Bookrunners (all in such capacities, the “Arrangers”), KEYBANK NATIONAL ASSOCIATION, as Syndication Agent (the “Syndication Agent”) and ROYAL BANK OF CANADA and SUNTRUST BANK, as Documentation Agents (the “Documentation Agents”). WHEREAS, the Administrative Agent, the Issuing Banks, the Swingline Lender and the Lenders desire to make available to the Borrower credit facilities in the aggregate amount of $750,000,000 consisting of (a) a revolving credit facility in the initial amount of $600,000,000, which will include a $75,000,000 swingline subfacility, a $60,000,000 letter of credit subfacility and a competitive bid loan subfacility and (b) a $150,000,000 term loan facility, all on the terms and conditions contained herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows: ARTICLE I. DEFINITIONS Section 1.1. Definitions. In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement: “1031 Property” means any Property that is at any time held by a “qualified intermediary” (a “QI”), as defined in the Treasury Regulations promulgated pursuant to Section 1031 of the Internal Revenue Code, or an “exchange accommodation titleholder” (an “EAT”), as defined in Internal Revenue Service Revenue Procedure 2000-37, as modified by Internal Revenue Procedure 2004-51, (or in either case, by one or more Wholly Owned Subsidiaries thereof, singly or as tenants in common) which is a single purpose entity and has entered into an “exchange agreement” or a “qualified exchange accommodation agreement” with the Borrower or a Wholly Owned Subsidiary in connection with the acquisition (or possible disposition) of such Property by the Borrower or a Wholly Owned Subsidiary pursuant to, and intended to qualify for tax treatment under, Section 1031 of the Internal Revenue Code. “Absolute Rate” has the meaning given that term in Section 2.2.(c)(ii)(C). “Absolute Rate Auction” means a solicitation of Bid Rate Quotes setting forth Absolute Rates pursuant to Section 2.2. “Absolute Rate Loan” means a Bid Rate Loan, the interest rate on which is determined on the basis of an Absolute Rate pursuant to an Absolute Rate Auction. “Accession Agreement” means an Accession Agreement substantially in the form of Annex I to the Guaranty. “Additional Costs” has the meaning given that term in Section 4.1.(b). “Additional Term Loans” has the meaning given that term in Section 2.17.

- 2 - LEGAL02/35717724v8 Execution Version “Administrative Agent” means Wells Fargo Bank, National Association as contractual representative of the Lenders under this Agreement, or any successor Administrative Agent appointed pursuant to Section 11.8. “Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time. “Affected Lender” has the meaning given that term in Section 4.6. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. In no event shall the Administrative Agent, any Issuing Bank or any Lender be deemed to be an Affiliate of the Borrower. “Agreement Date” means the date as of which this Agreement is dated. “Anti-Corruption Laws” means all Applicable Laws of any jurisdiction concerning or relating to bribery, corruption or money laundering, including without limitation, the Foreign Corrupt Practices Act of 1977, as amended. “Anti-Terrorism Laws” has the meaning given that term in Section 6.1.(v). “Applicable Facility Fee” means the percentage set forth in the table below corresponding to the Level at which the “Applicable Margin” is determined in accordance with the definition thereof: Level Facility Fee 1 0.125% 2 0.150% 3 0.200% 4 0.250% 5 0.300% Any change in the applicable Level at which the Applicable Margin is determined shall result in a corresponding and simultaneous change in the Applicable Facility Fee. “Applicable Law” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Applicable Margin” means the, with respect to a particular Class and Type of Loans, the percentage rate set forth in the table below corresponding to the level (each a “Level”) into which the Borrower’s Credit Rating then falls. As of the AgreementFirst Amendment Effective Date, the Applicable Margin isMargins are determined based on Level 3. Any change in the Borrower’s Credit Rating which would cause the Applicable MarginMargins to be determined based on a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with Section 8.4.(c) that the Borrower’s Credit Rating has changed; provided, however, if the Borrower has not delivered the notice required by such Section but the Administrative Agent becomes aware that the Borrower’s Credit

Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Borrower's Credit Rating has changed. During any period that the Borrower has received two Credit Ratings that are not equivalent, the Applicable ~~Margin~~Margins shall be determined based on the Level corresponding to the higher of such two Credit Ratings. During any period that the Borrower has received more than two Credit Ratings and such Credit Ratings are not equivalent, the Applicable Margin for a Class of Loans shall equal the average of the Applicable Margins for such Class of Loans as determined in accordance with the two highest of such Credit Ratings. During any period for which the Borrower has received a Credit Rating from only one Rating Agency, then the Applicable ~~Margin~~Margins shall be determined based on such Credit Rating so long as such Credit Rating is from either S&P or Moody's. During any period that the Borrower has (a) not received a Credit Rating from any Rating Agency or (b) received a Credit Rating from only one Rating Agency that is neither S&P or Moody's, then the Applicable ~~Margin~~Margins shall be determined based on Level 5.

Level	Borrower's Credit Rating (S&P/Moody's or equivalent)	Applicable Margin for Revolving Loans that are LIBOR Loans	Applicable Margin for Revolving Loans that are Base Rate Loans	Applicable Margin for Term Loans that are LIBOR Loans	Applicable Margin for Term Loans that are Base Rate Loans
1	A-/A3 (or equivalent) or higher	0.875%	0.00%	0.90%	0.00%
2	BBB+/Baa1 (or equivalent)	0.925%	0.00%	0.95%	0.00%
3	BBB/Baa2 (or equivalent)	1.00%	0.00%	1.10%	0.10%
4	BBB-/Baa3 (or equivalent)	1.20%	0.20%	1.35%	0.35%
5	BB+/Ba1 (or equivalent) or lower or unrated	1.55%	0.55%	1.75%	0.75%

"**Approved Fund**" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of any entity that administers or manages a Lender.

"**Arrangers**" has the meaning set forth in the introductory paragraph hereof.

"**Assignment and Assumption**" means an Assignment and Assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.5.), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent.

"**Assumption Date**" has the meaning given that term in Section 12.20.

"**Assumption Transaction**" has the meaning given that term in Section 12.20.

"**Bankruptcy Code**" means the Bankruptcy Code of 1978, as amended.

"**Base Rate**" means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) the LIBOR Market Index Rate plus 1.0%. Each change in the Base Rate shall take

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LEGAL02/35717724v8 Execution Version

- 4 - LEGAL02/35717724v8 Execution Version effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or the LIBOR Market Index Rate (provided that clause (c) shall not be applicable during any period in which LIBOR is unavailable or unascertainable). “Base Rate Loan” means a Revolving Loan or Term Loan (or any portion thereof) bearing interest at a rate based on the Base Rate. “Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group. “Bid Rate Borrowing” has the meaning given that term in Section 2.2.(b). “Bid Rate Loan” means a loan made by a Lender under Section 2.2.(f). “Bid Rate Note” means a promissory note of the Borrower substantially in the form of Exhibit B, payable to the order of a Lender and otherwise duly completed and in any event shall include any new Bid Rate Note that may be issued from time to time pursuant to Section 12.5.(g). “Bid Rate Quote” means an offer in accordance with Section 2.2.(c) by a Lender to make a Bid Rate Loan with one single specified interest rate. “Bid Rate Quote Request” has the meaning given that term in Section 2.2.(b). “Borrower” has the meaning set forth in the introductory paragraph hereof and shall include the Borrower’s successors and permitted assigns. “Business Day” means (a) for all purposes other than as set forth in clause (b) below, any day (other than a Saturday, Sunday or legal holiday) on which banks in New York, New York, are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Loan, or any Base Rate Loan as to which the interest rate is determined by reference to LIBOR, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be to calendar days. “Capital Reserves” means, for any period and with respect to any Property, an amount equal to (a)(i) for any commercial Property which is not an multifamily Property (A) the aggregate square footage of all completed space of such Property times (B) $0.15 and (ii) for any multifamily Property (A) the number of multifamily units located on such Property times (B) $250, times (b) the number of days in such period divided by (c) 365. If the term Capital Reserves is used without reference to any specific Property or group of Properties, then it shall be determined on an aggregate basis with respect to all Properties of the Borrower and its Subsidiaries and the applicable Ownership Shares of all Properties of all Unconsolidated Affiliates. “Capitalization Rate” means (a) 6.75% for office Properties, (b) 6.50% for retail Properties and (c) 6.25% for multifamily Properties. For purposes of this definition, if a Property is a mixed use Property, then the Capitalization Rate for such Property shall be determined by the use to which the greatest proportion of revenue is attributable for the preceding fiscal quarter.

- 5 - LEGAL02/35717724v8 Execution Version “Capitalized Lease Obligations” means obligations under a lease (or other arrangement conveying the right to use property) to pay rent or other amounts that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Banks or the Revolving Lenders, as collateral for Letter of Credit Liabilities or obligations of Revolving Lenders to fund participations in respect of Letter of Credit Liabilities, cash or deposit account balances or, if the Administrative Agent and any Issuing Bank shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and such Issuing Bank. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Cooperation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a short-term commercial paper rating of at least A-2 or the equivalent by S&P or at least P-2 or the equivalent by Moody's; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, as amended, which have net assets of at least $500,000,000 and at least eighty-five percent (85%) of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above. “Class” means, when used in reference to (a) any Loan, such Loan or the other Loans made by the Lenders to the Borrower pursuant to Section 2.1., 2.2., or 2.4. or 2.9., or a Loan or Loans of another class established pursuant to Sections 2.17. or 12.6.(e); (b) any Commitment, such Commitment is a Commitment on the date hereof or a commitment of another class established pursuant to Sections 2.17. or 12.6.(e); and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class. “Commitment” means, as to each Lender (other than the Swingline Lender), such Lender’s obligation to make Revolving Loans pursuant to Section 2.1., to issue (in the case of an Issuing Bank) and to participate (in the case of the other Lenders) in Letters of Credit pursuant to Section 2.3.(i), and to participate in Swingline Loans pursuant to Section 2.4.(e), in an amount up to, but not exceeding the amount set forth for such Lender on Schedule I as such Lender’s “Commitment Amount” or as set forth in any applicable Assignment and Assumption, or agreement executed by a Person becoming a Lender in accordance with Section 2.17., as the same may be reduced from time to time pursuant to Section 2.13. or increased or reduced as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 12.5. or increased as appropriate to reflect any increase effected in accordance with Section 2.17. “Commitment” means a Revolving Commitment or a Term Loan Commitment, as the context may require.

- 6 - LEGAL02/35717724v8 Execution Version “Commitment Percentage” means, as to each Revolving Lender, the ratio, expressed as a percentage, of (a) the amount of such Lender’s Revolving Commitment to (b) the aggregate amount of the Revolving Commitments of all Revolving Lenders; provided, however, that if at the time of determination the Revolving Commitments have been terminated or been reduced to zero, the “Commitment Percentage” of each Revolving Lender with a Commitment shall be the “Commitment Percentage” of such Revolving Lender in effect immediately prior to such termination or reduction. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) as amended from time to time, and any successor statute. “Compliance Certificate” has the meaning given that term in Section 8.3. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Adjusted EBITDA” means, for any period (a) Consolidated EBITDA for such period minus (b) Capital Reserves for such period. “Consolidated EBITDA” means, with respect to the Borrower and its Subsidiaries, determined on a consolidated basis for any period and without duplication, net earnings (loss) for such period excluding the following amounts (but only to the extent included in determining net earnings (loss) for such period): (a) depreciation and amortization expense and other non-cash charges for such period; (b) interest expense for such period; (c) income tax expense in respect of such period; (d) gains, losses, charges or expenses resulting from extraordinary, unusual or nonrecurring transactions for such period, including without limitation, non-recurring severance payments, sales of assets, early extinguishment or restructuring of Indebtedness (including prepayment premiums), acquisition costs, Reorganization costs, write-offs and forgiveness of debt and (e) other non-cash charges, including amortization expense for stock options and impairment charges or expenses (other than non-cash charges that constitute an accrual of a reserve for future cash payments). For purposes of this definition, net earnings (loss) shall (x) be determined before minority interests and distributions to holders of Preferred Equity Interest and (y) include the Borrower’s Ownership Share of net earnings (loss) of its Unconsolidated Affiliates, determined in a manner consistent with the determination of consolidated net earnings (loss) pursuant to the first sentence of this definition. “Consolidated Fixed Charges” means, for any period, the sum of (a) Consolidated Interest Expense for such period, (b) all regularly scheduled principal payments made with respect to Indebtedness of the Borrower and its Subsidiaries, determined on a consolidated basis, during such period, other than any balloon, bullet or similar principal payment which repays such Indebtedness in full and (c) all Preferred Dividends paid during such period. The Borrower’s Ownership Share of the expenses, payments, and dividends described in the foregoing clauses (a) through (c) of its Unconsolidated Affiliates, to the extent not already covered in such clauses, shall be included in determinations of Consolidated Fixed Charges. “Consolidated Interest Expense” means, with respect to the Borrower and its Subsidiaries, determined on a consolidated basis for any period, (a) all paid or accrued interest expense, including all letter of credit fees and all interest expense with respect to any Indebtedness in respect of which the Borrower or any of its Subsidiaries is wholly or partially liable whether pursuant to any repayment, interest carry, performance guarantee or otherwise (excluding (i) capitalized interest expense, (ii) amortization of deferred financing costs, (iii) any non-cash portion of interest expense attributable to “convertible debt” under FASB ASC 470-20, (iv) non-cash interest related to the reclassification of

- 7 - LEGAL02/35717724v8 Execution Version accumulated other comprehensive income (loss) related to settled hedges, and (v) charges related to early extinguishment or restructuring of Indebtedness), plus (b) to the extent not already included in the foregoing clause (a) the Borrower’s Ownership Share of all interest expense described in such clause (a) for such period of its Unconsolidated Affiliates. “Consolidated Secured Indebtedness” means, with respect to the Borrower and its Subsidiaries, determined on a consolidated basis at the time of computation, any Indebtedness that is secured in any manner by any Lien on any property and shall include the Borrower’s Ownership Share of the Indebtedness of any of its Unconsolidated Affiliates that is secured in any manner by any Lien on any property of its Unconsolidated Affiliates; provided, however, that any Indebtedness that is secured only by a pledge of Equity Interests shall not be deemed to be Consolidated Secured Indebtedness. “Consolidated Total Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) Unrestricted Cash; plus (b) the quotient of (i) the Net Operating Income for each Property owned, or leased as lessee under a ground lease, by the Borrower or any Subsidiary (including any 1031 Property but excluding a Property the value of which is included in the determination of Consolidated Total Asset Value under any of the immediately following clauses (c), (e) or (f)), for the fiscal quarter most recently ended multiplied by 4, divided by (ii) the applicable Capitalization Rate; plus (c) the GAAP book value of Properties (including any 1031 Property) acquired during the period of six fiscal quarters most recently ended; provided that the Borrower may irrevocably elect that the value of a recently acquired Property not yet owned for six quarters be determined in accordance with the preceding clause (b); plus (d) all Construction-in-Process for all Development Properties; plus (e) the aggregate Major Redevelopment Property Values of all Major Redevelopment Properties; plus (f) the aggregate Low Occupancy Property Values of Low Occupancy Properties; plus (g) the GAAP book value of Unimproved Land; plus (h) the contractual purchase price of Properties of the Borrower and its Subsidiaries subject to purchase obligations, repurchase obligations, forward commitments and unfunded obligations but only to the extent such amounts are included in determinations of Consolidated Total Indebtedness; plus (i) Marketable Securities, valued at the lower of cost or Fair Market Value (to the extent that the Fair Market Value of such Marketable Securities is reasonably capable of being verified or is otherwise acceptable to the Administrative Agent); plus (j) the aggregate book value of Mortgage Receivables. The Borrower’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a) and (i)) will be included in the calculation of Consolidated Total Asset Value consistent with the above described treatment for wholly owned assets. Properties disposed of during the fiscal quarter most recently ended shall not be included in the calculation of Consolidated Total Asset Value. In addition, to the extent (A) the amount of Consolidated Total Asset Value attributable to assets held by Unconsolidated Affiliates would exceed 20.0% of Consolidated Total Asset Value, such excess shall be excluded from Consolidated Total Asset Value, (B) the amount of Consolidated Total Asset Value attributable to Marketable Securities, Development Properties, Major Redevelopment Properties, Unimproved Land and Mortgage Receivables would exceed 30.0% of Consolidated Total Asset Value, such excess shall be excluded from Consolidated Total Asset Value and (C) the amount of Consolidated Total Asset Value attributable to Low Occupancy Properties would exceed 10.0% of Consolidated Total Asset Value, such excess shall be excluded from Consolidated Total Asset Value. “Consolidated Total Indebtedness” means, at any time of determination and without duplication, (a) the Indebtedness of the Borrower and its Subsidiaries, determined on a consolidated basis plus (b) the Borrower’s Ownership Share of the Indebtedness of the Borrower’s Unconsolidated Affiliates.

- 8 - LEGAL02/35717724v8 Execution Version “Consolidated Unsecured Indebtedness” means, with respect to the Borrower and its Subsidiaries, determined on a consolidated basis at any time of determination, Consolidated Total Indebtedness (other than Indebtedness described in clauses (b) and (h) of the definition of such term) which is not Consolidated Secured Indebtedness; provided, however, that any Indebtedness that is secured only by a pledge of Equity Interests shall be deemed to be Consolidated Unsecured Indebtedness. “Construction-in-Process” means construction in process as determined in accordance with GAAP (including the book value for the portion of the land owned by the Borrower or a Subsidiary related to such Construction-in-Process). “Continue”, “Continuation” and “Continued” each refers to the continuation of a LIBOR Loan from one Interest Period to another Interest Period pursuant to Section 2.10. “Continuing Representations” means those representations and warranties made or deemed made under Sections 6.1.(a), (c), (d), (e), (h), (k), (l), (m), (o), (p), (s), (t), (v), (w) and (x). “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Controlled JV Subsidiary” means a Subsidiary (a) that is not a Wholly Owned Subsidiary of the Borrower and (b) in respect of which the Borrower or a Wholly Owned Subsidiary of the Borrower owns or controls at least 90.0% of all outstanding Equity Interests. “Convert”, “Conversion” and “Converted” each refers to the conversion of a Revolving Loan of one Type into a Revolving Loan of another Type pursuant to Section 2.11. “Credit Event” means any of the following: (a) the making (or deemed making) of any Loan and (b) the issuance of a Letter of Credit or the amendment of a Letter of Credit that extends the maturity, or increases the Stated Amount, of such Letter of Credit. “Credit Rating” means the rating assigned by a Rating Agency to the senior unsecured long term Indebtedness of a Person. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect. “Default” means any of the events specified in Section 10.1., whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both; provided, however, that the failure to make any payment of interest or any payment of fees provided for in Section 3.5.(b) or 3.5.(c) shall not constitute a Default unless and until such failure continues for 10 Business Days following the Administrative Agent’s delivery to the Borrower of an invoice therefor (which delivery may be effected by actual delivery of the written invoice or by electronic communications pursuant to Section 8.5.). “Defaulting Lender” means, subject to Section 3.9.(f), any Lender that (a) has failed to (i) fund all or any portion of its Loans within 2 Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically

- 9 - LEGAL02/35717724v8 Execution Version identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including, with respect to a Revolving Lender, in respect of its participation in Letters of Credit or Swingline Loans) within 2 Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, any Issuing Bank or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s reasonable determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) in the case of a Revolving Lender, has failed, within 3 Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.9.(f)) upon delivery of written notice of such determination to the Borrower, the Issuing Banks, the Swingline Lender and each Lender. “Derivatives Contract” means a “swap agreement” as defined in Section 101 of the Bankruptcy Code. “Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement or provision relating thereto, (a) for any date on or after the date such Derivatives Contracts have been terminated or closed out, the termination amount or value determined in accordance therewith, and (b) for any date prior to the date such Derivatives Contracts have been terminated or closed out, the then-current mark-to-market value for such Derivatives Contracts, determined based upon one or more mid-market quotations or estimates provided by any recognized dealer in Derivatives Contracts (which may include the Administrative Agent, any Lender or any of their respective Affiliates). “Designated Lender” means a special purpose corporation which is an Affiliate of, or sponsored by, a Lender, that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least P-1 (or the then equivalent grade) by Moody’s or A-1 (or the then equivalent grade) by S&P that, in either case, (a) is organized under the laws of the United States of America or any state thereof, (b) shall have become a party to this Agreement pursuant to Section 12.5.(g) and (c) is not otherwise a Lender. “Designating Lender” has the meaning given that term in Section 12.5.(g).

- 10 - LEGAL02/35717724v8 Execution Version “Designation Agreement” means a Designation Agreement between a Lender and a Designated Lender and accepted by the Administrative Agent, substantially in the form of Exhibit C or such other form as may be agreed to by such Lender, such Designated Lender and the Administrative Agent. “Development Property” means a Property currently under development or redevelopment (or which (as determined in good faith by the Borrower) will commence development or redevelopment within 12 months) that (i) has not achieved, does not or will not maintain an Occupancy Rate of 80% or more or, subject to the last sentence of this definition, on which the improvements (other than tenant improvements on unoccupied space) related to the development or redevelopment have not been completed and (ii) the Borrower has elected to classify as a Development Property. The term “Development Property” shall include real property of the type described in the immediately preceding sentence that satisfies both of the following conditions: (i) it is expected to be (but has not yet been) acquired by the Borrower, any Subsidiary or any Unconsolidated Affiliate upon completion of construction pursuant to a contract in which the seller of such real property is required to develop or renovate prior to, and as a condition precedent to, such acquisition and (ii) a third party is developing such property using the proceeds of a loan that is Guaranteed by, or is otherwise recourse to, the Borrower, any Subsidiary or any Unconsolidated Affiliate. A Development Property shall cease to be a Development Property at such time as either (i) all improvements (other than tenant improvements on unoccupied space) related to the development of such Property have been substantially completed for at least 4 full fiscal quarters (notwithstanding the fact that such Property may not achieved an Occupancy Rate of at least 80%) or (ii) the Borrower irrevocably elects to no longer treat such Property as a Development Property. “Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit D to be executed and delivered by the Borrower pursuant to Section 5.1.(a)(x), as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent. “Dollars” or “$” means the lawful currency of the United States of America. “EAT” has the meaning given that term in the definition of 1031 Property. “Effective Date” means the later of (a) the Agreement Date and (b) the date on which all of the conditions precedent set forth in Section 5.1. shall have been fulfilled or waived by all of the Lenders. “Eligible 1031 Property” means a 1031 Property which satisfies all of the following requirements: (a) such Property is an office, retail or multifamily Property; (b) such Property is located in a State of the United States of America or in the District of Columbia; (c) the Borrower or a Wholly Owned Subsidiary thereof leases such 1031 Property from the applicable EAT (or Wholly Owned Subsidiary(ies) thereof, as applicable) and the Borrower or a Wholly Owned Subsidiary thereof manages such 1031 Property; (d) the Borrower or a Wholly Owned Subsidiary thereof is obligated to purchase such 1031 Property (or Wholly Owned Subsidiary(ies) of the applicable EAT that owns such 1031 Property) from the applicable EAT (or such Wholly Owned Subsidiary(ies) of the EAT, as applicable) (other than in circumstances where the 1031 Property is disposed of by the Borrower or any Subsidiary); (e) the applicable EAT is obligated to transfer such 1031 Property (or its Wholly Owned Subsidiary(ies) that owns such 1031 Property, as applicable) to the Borrower or a Wholly Owned Subsidiary thereof, directly or indirectly (including through a QI); (f) the applicable EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) acquired such 1031 Property with the proceeds of a loan made by the Borrower or a Wholly Owned Subsidiary, which loan is secured either by a Mortgage on such 1031 Property and/or a pledge of all of the Equity Interests of the applicable Wholly Owned Subsidiary(ies) of an EAT that owns such 1031 Property, as applicable); (g) neither such 1031 Property,

- 11 - LEGAL02/35717724v8 Execution Version nor if such Property is owned or leased by a Subsidiary, any of the Borrower’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien (other than Permitted Liens or the Lien of a Mortgage or pledge referred to in the immediately preceding clause (e)) or (ii) a Negative Pledge, except (x) Permitted Negative Pledge Provisions and (y) a Negative Pledge binding on the EAT in favor of the Borrower or any Wholly Owned Subsidiary; and (h) such 1031 Property is either (i) free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property or (ii) the Borrower has identified all structural defects, major architectural deficiencies, title defects, environmental conditions or other adverse matters related to such Property which are material to the profitable operation of such Property and delivered any documents, reports, appraisals or other information relating to such Property including, without limitation, a copy of a recent ALTA Owner’s Policy of Title Insurance and a “Phase I” environmental assessment in accordance with ASTM E 1527-00 standards (or ASTM E 1527-05 standards, if applicable) as reasonably requested by the Administrative Agent, and the Administrative Agent has agreed to allow such Property to be an Eligible 1031 Property subject to any discounts in the amount of the Unencumbered Pool Value attributable to such Property reasonably deemed necessary by the Administrative Agent as a result of such structural defects, title defects, environmental conditions or other adverse matters. In no event shall a 1031 Property qualify as an Eligible 1031 Property for a period in excess of 185 consecutive days or such later period (plus 5 consecutive days) if the relevant period under Section 1031 of the Code (including the Treasury Regulations thereunder, and including as provided under Rev. Proc. 2000-37 (as modified by Rev. Proc. 2004-51)) is extended pursuant to Rev. Proc. 2007-56 (or relevant successor or replacement guidance). A Property shall be excluded from calculations of Unencumbered NOI and Unencumbered Pool Value as an Eligible 1031 Property if such Property shall cease to be an Eligible 1031 Property; provided, that a Property so excluded shall again be included in such calculations upon satisfying the requirements of an Eligible 1031 Property. Notwithstanding anything to the contrary set forth herein, for purposes of determining Consolidated Total Asset Value and Unencumbered NOI, such 1031 Property shall be deemed to have been owned or leased by a Wholly Owned Subsidiary of the Borrower from the date acquired by the applicable EAT (or Wholly Owned Subsidiary(ies) of the EAT that owns such 1031 Property, as applicable). “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed). “Eligible Ground Lease” means a ground lease pursuant to which the Borrower or any of its Subsidiaries is a lessee and that contains terms and conditions customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease, including without limitation, the following: (a) a remaining term (including renewal options exercisable at lessee’s sole option) of 25 years or more from the Agreement Date or, in the case of a shorter term, the leasehold interest of the Borrower or applicable Subsidiary therein reverts to a fee interest of the Borrower or such Subsidiary without requirement that the Borrower or such Subsidiary pay any consideration for such reversion other than consideration that is nominal or reasonably estimated by the Borrower to be less than twenty percent (20%) of the Fair Market Value of such Property, as confirmed by the Administrative Agent; (b) the right of the lessee to pledge, mortgage and encumber its interest in the leased property, and to amend the terms of any such pledge, mortgage or encumbrance, in each case, without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; (e) acceptable limitations on the use of the leased property; and (f) clearly determinable rental payment terms which in no event contain profit

- 12 - LEGAL02/35717724v8 Execution Version participation rights. Notwithstanding the foregoing, in the case of a surface parking lot or structure ancillary to a Property subject to a ground lease, the requirements of this definition shall not be required to be satisfied with respect to such surface parking lot or structure if the rights associated therewith are not material to the profitable operation of such Property. “Eligible Property” means a Property which satisfies all of the following requirements: (a) such Property is an office, retail or multifamily Property; (b) such Property is owned in fee simple, or leased under an Eligible Ground Lease, by the Borrower, a Wholly Owned Subsidiary or a Controlled JV Subsidiary; (c) such Property is located in a State of the United States of America or in the District of Columbia; (d) neither such Property, nor if such Property is owned or leased by a Subsidiary, any of the Borrower’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien (other than Permitted Liens) or (ii) a Negative Pledge, except (x) Permitted Negative Pledge Provisions and (y) a Property owned or leased by a Controlled JV Subsidiary, and the Borrower’s direct or indirect ownership interest in such Controlled JV Subsidiary, may be subject to a Negative Pledge arising out of the consent rights of any holder of Equity Interests in such Controlled JV Subsidiary described in the following clause (e); (e) if such Property is owned or leased by a Subsidiary, the Borrower directly, or indirectly through a Subsidiary, has the right to take the following actions without the need to obtain the consent of any Person (except in the case of a Property owned or leased by a Controlled JV Subsidiary, for the consent of any holder of Equity Interests in such Controlled JV Subsidiary): (x) to sell, transfer or otherwise dispose of such Property and (y) to create Liens on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable; and (f) such Property is either (i) free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property or (ii) the Borrower has identified all structural defects, major architectural deficiencies, title defects, environmental conditions or other adverse matters related to such Property which are material to the profitable operation of such Property and delivered any documents, reports, appraisals or other information relating to such Property including, without limitation, a copy of a recent ALTA Owner’s Policy of Title Insurance and a “Phase I” environmental assessment in accordance with ASTM E 1527-00 standards (or ASTM E 1527-05 standards, if applicable) as reasonably requested by the Administrative Agent, and the Administrative Agent has agreed to allow such Property to be Eligible Property subject to any discounts in the amount of the Unencumbered Pool Value attributable to such Property reasonably deemed necessary by the Administrative Agent as a result of such structural defects, title defects, environmental conditions or other adverse matters. A Property shall be excluded from calculations of Unencumbered NOI and Unencumbered Pool Value if such Property shall cease to be an Eligible Property; provided, that a Property so excluded shall again be included in such calculations upon satisfying the requirements of an Eligible Property. Notwithstanding anything to the contrary above in this definition, an Eligible 1031 Property shall also constitute an Eligible Property. “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment. “Environmental Laws” means any Applicable Law relating to environmental protection or the manufacture, storage, remediation, disposal or clean-up of Hazardous Materials including, without

- 13 - LEGAL02/35717724v8 Execution Version limitation, the following: Clean Air Act, 42 U.S.C. § 7401 et seq.; Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; National Environmental Policy Act, 42 U.S.C. § 4321 et seq.; regulations of the Environmental Protection Agency, any applicable rule of common law and any judicial interpretation thereof relating primarily to the environment or Hazardous Materials, and any analogous or comparable state or local laws, regulations or ordinances that concern Hazardous Materials or protection of the environment. “Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as in effect from time to time. “ERISA Event” means, with respect to the ERISA Group, (a) any “reportable event” as defined in Section 4043 of ERISA with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the withdrawal of a member of the ERISA Group from a Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the incurrence by a member of the ERISA Group of any liability with respect to the withdrawal or partial withdrawal from any Multiemployer Plan; (d) the incurrence by any member of the ERISA Group of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (e) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC; (f) the failure by any member of the ERISA Group to make when due required contributions to a Multiemployer Plan or Plan unless such failure is cured within 30 days or the filing pursuant to Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard; (g) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan or the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the receipt by any member of the ERISA Group of any notice or the receipt by any Multiemployer Plan from any member of the ERISA Group of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent (within the meaning of Section 4245 of ERISA), in reorganization (within the meaning of Section 4241 of ERISA), or in “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any member of the ERISA Group or the imposition of any Lien in favor of the PBGC under Title IV of ERISA; or (j) a determination that a Plan is, or is reasonably expected to be, in “at risk” status (within the meaning of Section 430 of the Internal Revenue Code or Section 303 of ERISA). “ERISA Group” means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control, which,

- 14 - LEGAL02/35717724v8 Execution Version together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code. “Event of Default” means any of the events specified in Section 10.1., provided that any requirement for notice or lapse of time or any other condition has been satisfied. “Excluded Subsidiary” means (a)(i) any Subsidiary that holds title to assets or, in the case of a 1031 Property, leasing such 1031 Property from a QI or EAT, that are (or become) collateral for any Indebtedness of such Subsidiary (or EAT (or Wholly Owned Subsidiary(ies) thereof) or QI, as applicable) that is secured in any manner by any Lien (“Subsidiary Secured Indebtedness”) or (ii) any Subsidiary that is a direct or indirect owner of a Subsidiary with title to assets described in the immediately preceding clause (a)(i) (but which has no assets other than the Equity Interests in such Subsidiary (or if an indirect owner, other than the Equity Interests in another direct or indirect owner of such Subsidiary) and other assets of nominal value incidental thereto) and which, in the case of clauses (a)(i) and (a)(ii), is prohibited from Guaranteeing the Indebtedness of any Person (other than, in the case of a Subsidiary described in clause (a)(ii), the Subsidiary Secured Indebtedness of the Subsidiary of which it is the owner) pursuant to (A) any document, instrument or agreement evidencing such Subsidiary Secured Indebtedness or (B) a provision included in such Subsidiary’s organizational documents as a condition to the extension of such Subsidiary Secured Indebtedness, or (b) any Subsidiary (the “Subsidiary Guarantor”) obligated pursuant to a limited recourse Guarantee by such Subsidiary Guarantor in respect of Indebtedness incurred or assumed by another Subsidiary (the “Guarantied Subsidiary”) that is either (i) a direct, Wholly Owned Subsidiary of such Subsidiary Guarantor or (ii) the direct owner of such Subsidiary Guarantor, so long as (x) in either case, such limited recourse Guarantee is secured by an indemnity deed of trust on the Property owned by such Subsidiary Guarantor, (y) in either case, such Subsidiary Guarantor is prohibited from Guaranteeing the Indebtedness of any Person other than the Guarantied Subsidiary pursuant to (1) any document, instrument or agreement evidencing such Indebtedness or (2) a provision included in such Subsidiary Guarantor’s organizational documents as a condition to the extension of such Indebtedness, and (z) such Subsidiary Guarantor owns no assets other than the Property subject to the indemnity deed of trust and other assets of nominal value incidental thereto, and, in the case where the Guarantied Subsidiary is a Wholly Owned Subsidiary of such Subsidiary Guarantor, Equity Interests in the Guarantied Subsidiary. A Subsidiary shall only remain an Excluded Subsidiary for so long as the criteria in clauses (a) or (b) above are satisfied. For purposes of Section 9.3, in addition to the Subsidiaries described in clauses (a) and (b) above, a Guarantied Subsidiary shall be an “Excluded Subsidiary”. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Loan Party for or the Guarantee of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the Guarantee of such Loan Party or the grant of such Lien becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Loan Party, including under Section 31 of the Guaranty). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or Lien is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition.

- 15 - LEGAL02/35717724v8 Execution Version “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to an Applicable Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 4.6.) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.10., amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.10.(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of May 17, 2012 by and among the Borrower, the financial institutions party thereto as “Lenders,” Wells Fargo, as Administrative Agent and the other parties thereto. “Existing Letters of Credit” means the letters of credit issued and outstanding under the Existing Credit Agreement and set forth on Schedule 1.1. “Extended Commitment” means any Class of Commitments the maturity of which shall have been extended pursuant to Section 12.6.(eg). “Extended Letter of Credit” has the meaning given that term in Section 2.3.(b). “Extended Revolving Loans” means any Revolving Loans made pursuant to the Extended Commitments. “Extended Term Loans” means any Class of Term Loans the maturity of which shall have been extended pursuant to Section 12.6.(eg). “Extension” has the meaning given that term in Section 12.6.(eg)(i). “Extension Amendment” means an amendment to this Agreement (which may, at the option of the Administrative Agent and the Borrower, be in the form an amendment and restatement of this Agreement) among the Loan Parties, the applicable extending Lenders, the Administrative Agent and, to the extent required by Section 12.6.(eg), the Issuing Banks and/or the Swingline Lender implementing an Extension in accordance with Section 12.6.(eg). “Extension Offer” has the meaning given that term in Section 12.6.(eg)(i). “Fair Market Value” means, (a) with respect to a security listed on a national securities exchange or the NASDAQ National Market, the price of such security as reported on such exchange or market by any widely recognized reporting method customarily relied upon by financial institutions and (b) with respect to any other property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction.

- 16 - LEGAL02/35717724v8 Execution Version “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent. “Fee Letter” means that certain fee letter dated as of May 26, 2015, by and among the Borrower, Wells Fargo, Wells Fargo Securities, LLC, KeyBank and KeyBanc Capital Markets, Inc. “Fees” means the fees and commissions provided for or referred to in Section 3.5. and any other fees payable by the Borrower hereunder, under any other Loan Document or under the Fee Letter. “First Amendment” means that certain First Amendment to Credit Agreement dated as of September 15, 2015, by and among the Borrower, the Lenders party thereto and the Administrative Agent. “First Amendment Effective Date” means September 15, 2015. “Fitch” means Fitch, Inc., or any successor. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “Fronting Exposure” means, at any time there is a Revolving Lender that is a Defaulting Lender, (a) with respect to any Issuing Bank, such Defaulting Lender’s Commitment Percentage of the outstanding Letter of Credit Liabilities with respect to Letters of Credit issued by such Issuing Bank other than Letter of Credit Liabilities as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Commitment Percentage of outstanding Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funds From Operations” means, with respect to a Person and for a given period, Funds from Operations as defined from time to time by the National Association of Real Estate Investment Trusts.

- 17 - LEGAL02/35717724v8 Execution Version “GAAP” means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (including Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification”) or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States of America, which are applicable to the circumstances as of the date of determination. “Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities. “Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau, commission, board, department or other entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), or any arbitrator with authority to bind a party at law. “Gross Construction Budget” means the fully-budgeted costs for the acquisition of, and construction or renovation of improvements on, a Property (or phase of development or renovation of a Property), including without limitation the cost of acquiring such Property (if applicable), reserves for construction interest and operating deficits, tenant improvements, leasing commissions, and infrastructure costs, all as reasonably determined by the Borrower in good faith. “Guaranteed Obligations” means, collectively, (a) the Obligations and (b) all existing or future payment and other obligations owing by any Loan Party under any Specified Derivatives Contract (other than any Excluded Swap Obligation). “Guarantor” means any Person that is party to the Guaranty as a “Guarantor”, including any Person that becomes a party to the Guaranty in accordance with Section 7.13. but excluding any Person released from the Guaranty pursuant to Section 7.13.(c). There are no Guarantors as of the Agreement Date. “Guaranty”, “Guaranteed” or to “Guarantee” as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, rather than primarily for the purpose of acquiring property or services, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit (including Letters of Credit), or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person’s obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. As

- 18 - LEGAL02/35717724v8 Execution Version the context requires, “Guaranty” shall also mean the guaranty executed and delivered pursuant to Section 7.13. and substantially in the form of Exhibit E. “Hazardous Materials” means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as “hazardous substances”, “hazardous materials”, “hazardous wastes”, “toxic substances” or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, “TCLP” toxicity, or “EP toxicity”; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; (d) asbestos in any form; (e) toxic mold; and (f) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million. “Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed; (b) all obligations for the deferred purchase price of property or services (other than trade debt, accruals or bank drafts arising in the ordinary course of business); (c) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or for services rendered (other than trade debt, accruals or bank drafts arising in the ordinary course of business); (d) Capitalized Lease Obligations of such Person; (e) all reimbursement obligations (contingent or otherwise) of such Person under or in respect of any letters of credit or acceptances (whether or not the same have been presented for payment); (f) all Off-Balance Sheet Liabilities of such Person; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (h) all obligations of such Person in respect of any purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation (x) that would not then be required to be reflected as a liability on a balance sheet of such Person prepared in accordance with GAAP or (y) to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)); (i) net obligations under any Derivatives Contract not entered into as a hedge against existing interest rate risk in respect of Indebtedness (which shall be deemed to have an amount equal to the Derivatives Termination Value thereof at such time but in no event shall be less than zero); (j) all Indebtedness of other Persons which such Person has guaranteed or is otherwise recourse to such Person (except for Nonrecourse Indebtedness Guarantees); and (k) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation (valued, in the case of any such Indebtedness as to which recourse for the payment thereof is expressly limited to the property or assets on which such Lien is granted, at the lesser of (i) the stated or determinable amount of the Indebtedness that is so secured or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) and (ii) the Fair Market Value of such property or assets). Indebtedness of any Person shall include Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer to the extent of such Person’s Ownership Share of such partnership or joint venture (except if such Indebtedness, or portion thereof, is recourse to such Person, in which case the greater of such Person’s Ownership Share of such

- 19 - LEGAL02/35717724v8 Execution Version Indebtedness or the amount of the recourse portion of such Indebtedness, shall be included as Indebtedness of such Person). Notwithstanding the use of GAAP, the calculation of Indebtedness shall not include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes. “Interest Period” means: (a) with respect to each LIBOR Loan, each period commencing on the date such LIBOR Loan is made, or in the case of the continuationContinuation of a LIBOR Loan the last day of the preceding Interest Period for such Loan, and ending 7 or 14 days thereafter (in each case, only if such period is available to all Lenders of the Class of the applicable LIBOR Loans) or on the numerically corresponding day in the first, third or sixth calendar month thereafter, as the Borrower may select in a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period (other than an Interest Period having a duration of 7 or 14 days) that commences on the last business dayBusiness Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last business dayBusiness Day of the appropriate subsequent calendar month; and (b) with respect to each Bid Rate Loan, the period commencing on the date such Bid Rate Loan is made and ending on any business day not less than 7 nor more than 90 days thereafter, as the Borrower may select as provided in Section 2.2.(b). Notwithstanding the foregoing: (i) if any Interest Period for a Class of Loans would otherwise end after the Termination Date for such Class of Loans, such Interest Period shall end on the Termination Date for such Class of Loans; and (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the immediately following Business Day (or, if such immediately following Business Day falls in the next calendar month, on the immediately preceding Business Day). “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. “Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, whether by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any commitment to make an Investment in any other Person, as well as any option of another Person to require an Investment in such Person, shall constitute an Investment. Cash Equivalents shall not constitute Investments. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

- 20 - LEGAL02/35717724v8 Execution Version “Investment Grade Rating” means a Credit Rating of BBB-/Baa3 (or the equivalent) or higher from a Rating Agency. “Issuing Bank” means each of Wells Fargo and KeyBank each in its capacity as an issuer of Letters of Credit pursuant to Section 2.3. “KeyBank” means KeyBank National Association, and its successors and assigns. “L/C Commitment Amount” has the meaning given to that term in Section 2.3.(a). “L/C Disbursement” has the meaning given to that term in Section 3.9.(b). “Lender” means each financial institution from time to time party hereto as a “Lender” or a “Designated Lender,” together with its respective successors and permitted assigns, and, as the context requires, includes the Swingline Lender; provided, however, that the term “Lender” (i) shall exclude each Designated Lender when used in reference to any Loan other than a Bid Rate Loan, the Commitments or terms relating to any Loan other than a Bid Rate Loan and shall further exclude each Designated Lender for all other purposes under the Loan Documents except that any Designated Lender which funds a Bid Rate Loan shall, subject to Section 12.5.(d), have only the rights (including the rights given to a Lender contained in Sections 12.2. and 12.9.) and obligations of a Lender associated with holding such Bid Rate Loan and (ii) except as otherwise expressly provided herein, shall exclude any Lender (or its Affiliates) in its capacity as a Specified Derivatives Provider. “Lender Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Banks, the Specified Derivatives Providers, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 11.5., any other holder from time to time of any of any Obligations and, in each case, their respective successors and permitted assigns. “Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption, or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time. “Letter of Credit” has the meaning given that term in Section 2.3.(a). “Letter of Credit Collateral Account” means, if any, a special deposit account maintained by the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Banks and the Revolving Lenders, and under the sole dominion and control of the Administrative Agent. “Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, any application therefor, any certificate or other document presented in connection with a drawing under such Letter of Credit and any other agreement, instrument or other document governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations. “Letter of Credit Liabilities” means, without duplication, at any time and in respect of any Letter of Credit (a) the Stated Amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Borrower at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Revolving Lender (other than a Revolving Lender then acting as an Issuing Bank) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest under Section 2.3. in the related Letter of Credit,

- 21 - LEGAL02/35717724v8 Execution Version and the Revolving Lender that is the Issuing Bank of the related Letter of Credit shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Revolving Lenders (other than such Issuing Bank in its capacity as a Revolving Lender) of their participation interests under such Section. “Level” has the meaning given that term in the definition of the term “Applicable Margin.” “LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America). If, for any reason, the rate referred to in the preceding clause (i) does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the rate to be used for such clause (i) shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period. Any change in the maximum rate of reserves described in the preceding clause (ii) shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective. If LIBOR determined as provided above would be less than zero, LIBOR shall be deemed to be zero. except in the case of LIBOR Loans in the Class of Term Loans incurred pursuant to Section 2.9. that the Borrower has identified in accordance with the terms of this Agreement pursuant to a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as applicable, as being subject to a Specified Derivatives Contract (or any replacement or renewal thereof) that has been entered into to hedge against fluctuations in interest rates in respect of such Term Loans. “LIBOR Auction” means a solicitation of Bid Rate Quotes setting forth LIBOR Margin Loans based on LIBOR pursuant to Section 2.2. “LIBOR Loan” means a Revolving Loan or Term Loan (or any portion thereof) (other than a Base Rate Loan) bearing interest at a rate based on LIBOR. “LIBOR Margin” has the meaning given that term in Section 2.2.(c)(ii)(D). “LIBOR Margin Loan” means a Bid Rate Loan the interest rate on which is determined on the basis of LIBOR pursuant to a LIBOR Auction. “LIBOR Market Index Rate” means, for any day, LIBOR as of that day that would be applicable for a LIBOR Loan having a one-month Interest Period determined at approximately 10:00 a.m. Central time for such day (rather than 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period as otherwise provided in the definition of “LIBOR”), or if such day is not a Business Day, the immediately preceding Business Day. The LIBOR Market Index Rate shall be determined on a daily basis.

- 22 - LEGAL02/35717724v8 Execution Version “Lien” as applied to the property of any Person means: (a) any security interest, encumbrance to provide security for any obligation, mortgage, deed to secure debt, deed of trust, assignment of leases and rents, pledge, lien, hypothecation, assignment, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income, rents or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and (c) the authorized filing of any financing statement under the UCC or its equivalent in any jurisdiction, other than any precautionary filing not otherwise constituting or giving rise to a Lien, including a financing statement filed (i) in respect of a lease not constituting a Capitalized Lease Obligation pursuant to Section 9-505 (or a successor provision) of the UCC or its equivalent as in effect in an applicable jurisdiction or (ii) in connection with a sale or other disposition of accounts or other assets not prohibited by this Agreement in a transaction not otherwise constituting or giving rise to a Lien. “Loan” means a Revolving Loan, a Term Loan, a Bid Rate Loan or a Swingline Loan. “Loan Document” means this Agreement, each Note, the Guaranty, each Letter of Credit Document, the Fee Letter and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement (other than any Specified Derivatives Contract). “Loan Party” means each of the Borrower and each Guarantor. “Low Occupancy Property” means a Property that has an Occupancy Rate of less than 80.0% in respect of which the Borrower has elected to value such Property at the Low Occupancy Property Value as set forth in the applicable Compliance Certificate. “Low Occupancy Property Value” means 80.0% of undepreciated GAAP book value for up to four consecutive quarters, after which time such Property may be carried at 50.0% of undepreciated GAAP book value. “Major Redevelopment Property” means a Property (i) owned by the Borrower, any Subsidiary or any Unconsolidated Affiliate undergoing redevelopment (or which (as determined in good faith by the Borrower) will commence redevelopment within 12 months) where the Gross Construction Budget for such redevelopment is equal to or greater than 25.0% of the undepreciated GAAP book value of such Property immediately prior to the commencement of such redevelopment and (ii) the Borrower has elected to classify such Property as a Major Redevelopment Property. A Major Redevelopment Property shall cease to be a Major Redevelopment Property upon the first to occur of (i) such time as all improvements (other than tenant improvements on unoccupied space) related to the redevelopment of such Property have been substantially completed for at least 4 full fiscal quarters (notwithstanding the fact that such Property may not achieved an Occupancy Rate of at least 80%) and (ii) the Borrower’s irrevocable election to no longer treat such Property as a Major Redevelopment Property. “Major Redevelopment Property Value” means, with respect to a Major Redevelopment Property, at the Borrower’s election, either (a) 80.0% of the undepreciated GAAP book value of such Major Redevelopment Property immediately prior to the commencement of such redevelopment plus all incremental redevelopment cost incurred to date with respect to such Major Redevelopment Property or (b) the sum of (i) the quotient of (x) the NOI of such Major Redevelopment Property for the period of two fiscal quarters most recently ended immediately prior to the designation of such Property as a Major Redevelopment Property times 2 divided by (y) the applicable Capitalization Rate, plus (ii) all

- 23 - LEGAL02/35717724v8 Execution Version incremental redevelopment cost incurred to date with respect to such Major Redevelopment Property; provided, however, that a Major Redevelopment Property shall only be eligible for valuation pursuant to clause (b) hereof for up to 24 months following the commencement of the redevelopment of such Major Redevelopment Property. “Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests at the option of the issuer of such Equity Interest), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests), in the case of each of clauses (a) through (c), on or prior to the latest Termination Date. “Marketable Securities” means: (a) common or preferred Equity Interests of Persons located in, and formed under the laws of, any State of the United States or America or the District of Columbia, which Equity Interests are subject to price quotations (quoted at least daily) on The NASDAQ Stock Market’s National Market System or shall have trading privileges on the New York Stock Exchange, the American Stock Exchange or another recognized national United States securities exchange and (b) securities evidencing Indebtedness issued by Persons located in, and formed under the laws of, any State of the United States or America or the District of Columbia, which Persons have a Credit Rating of BBB- or Baa3 or better. “Material Acquisition” means any acquisition by the Borrower or any Subsidiary in which the assets acquired exceed 10.0% of the consolidated total assets of the Borrower and its Subsidiaries determined under GAAP as of the last day of the most recently ending fiscal quarter of the Borrower for which financial statements are publicly available. “Material Adverse Effect” means a materially adverse effect on (a) the business, assets, liabilities, condition (financial or otherwise), results of operations or business of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower and the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents, (c) the validity or enforceability of any of the Loan Documents, or (d) the rights and remedies of the Lenders, the Issuing Banks, and the Administrative Agent under any of the Loan Documents. “Material Nonrecourse Indebtedness” has the meaning given that term in Section 10.1.(d)(ii). “Material Recourse Indebtedness” has the meaning given that term in Section 10.1.(d)(i). “Material Subsidiary” means any Person that (a) is a Subsidiary and (b) has assets with a Fair Market Value equal to or greater than 10.0% of Consolidated Total Asset Value. “Moody’s” means Moody’s Investors Service, Inc. and its successors. “Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness.

- 24 - LEGAL02/35717724v8 Execution Version “Mortgage Receivable” means a promissory note secured by a Mortgage of which the Borrower or a Subsidiary is the holder and retains the rights of collection of all payments thereunder (but excluding any such promissory note made by a Wholly Owned Subsidiary or a Controlled JV Subsidiary). “Multiemployer Plan” means at any time a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding six plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such six-year period. “Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document or Specified Derivatives Contract) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge. “Net Operating Income” or “NOI” means, for any Property and for a given period, the sum of the following (without duplication and determined on a consistent basis with prior periods): (a) rents and other revenues received in the ordinary course from such Property (including proceeds of rent loss or business interruption insurance (but not in excess of the actual rent otherwise payable) but excluding pre- paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) minus (b) all expenses paid (excluding interest but including an appropriate accrual for property taxes and insurance) related to the ownership, operation or maintenance of such Property, including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses with respect to such Property (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding acquisition costs, general overhead expenses of the Borrower and its Subsidiaries and any property management fees) minus (c) the greater of (i) the actual property management fee paid during such period and (ii) an imputed management fee in the amount of 3.0% of the gross revenues for such Property for such period. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Wholly Owned Subsidiary” means any Subsidiary of a Person that is not a Wholly Owned Subsidiary. “Nonrecourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, prohibited transfers, failure to pay taxes, non-compliance with “separateness covenants,” voluntary bankruptcy, collusive involuntary bankruptcy and other exceptions to nonrecourse liability that are either customary in non-recourse financings for real estate or are approved by the Administrative Agent) is contractually limited to specific assets of such Person (including without limitation Equity Interest in other Persons held by such Person) encumbered by a Lien securing such Indebtedness. “Nonrecourse Indebtedness Guarantees” means Guarantees in respect of Nonrecourse Indebtedness where liability of the guarantor is limited to customary exceptions for fraud, misapplication of funds, environmental indemnities, prohibited transfers, failure to pay taxes, non-compliance with

- 25 - LEGAL02/35717724v8 Execution Version “separateness covenants,” voluntary bankruptcy, collusive involuntary bankruptcy and other exceptions to nonrecourse liability that are either customary in non-recourse financings for real estate or are approved by the Administrative Agent. “Note” means a Revolving Note, a Term Note, a Bid Rate Note or a Swingline Note. “Notice of Borrowing” means a notice substantially in the form of Exhibit F (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.1.(b), Section 2.9.(b) or any other applicable provision of this Agreement evidencing the Borrower’s request for a borrowing of Revolving Loans of a particular Class. “Notice of Continuation” means a notice substantially in the form of Exhibit G (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.10. evidencing the Borrower’s request for the Continuation of a LIBOR Loan. “Notice of Conversion” means a notice substantially in the form of Exhibit H (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.11. evidencing the Borrower’s request for the Conversion of a Loan from one Type to another Type. “Notice of Swingline Borrowing” means a notice substantially in the form of Exhibit I (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Swingline Lender pursuant to Section 2.4.(b) evidencing the Borrower’s request for a Swingline Loan. “Obligations” means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans; (b) all Reimbursement Obligations and all other Letter of Credit Liabilities; and (c) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower or any of the other Loan Parties owing to the Administrative Agent, any Issuing Bank or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note. For the avoidance of doubt, “Obligations” shall not include any indebtedness, liabilities, obligations, covenants or duties in respect of Specified Derivatives Contracts. “Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the number of units in the case of an multifamily Property or square feet in the case of any other Property leased to tenants that are not affiliated with the Borrower pursuant to binding leases to (b) the aggregate number of units or square feet, as applicable, of such Property. “Off-Balance Sheet Liabilities” means liabilities and obligations of the Borrower, any Subsidiary or any other Person in respect of “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) which the Borrower would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Borrower’s report on Form 10-Q or Form 10-K (or their equivalents) which the Borrower is required to file with the SEC.

- 26 - LEGAL02/35717724v8 Execution Version “OP” has the meaning given that term in Section 12.20. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 4.6.). “Ownership Share” means, with respect to any Subsidiary (other than a Wholly Owned Subsidiary) or any Unconsolidated Affiliate of the Borrower, the greater of (a) the Borrower’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Unconsolidated Affiliate or (b) the Borrower’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary or Unconsolidated Affiliate. “Participant” has the meaning given that term in Section 12.5.(d). “Participant Register” has the meaning given that term in Section 12.5.(d). “Patriot Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)). “PBGC” means the Pension Benefit Guaranty Corporation and any successor agency. “Permitted Liens” means, with respect to any asset or property of a Person, (a) Liens securing taxes, assessments and other charges or levies imposed by any governmental authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any environmental laws) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which, in each case, are not at the time required to be paid or discharged under Section 7.6.; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws; (c) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the intended use thereof in the business of such Person; (d) the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; (e) Liens in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Banks and (f) Liens in favor of the Borrower or any other Wholly Owned Subsidiary securing Indebtedness owing by a Subsidiary to the Borrower or such Wholly Owned Subsidiary.

- 27 - LEGAL02/35717724v8 Execution Version “Permitted Negative Pledge Provision” means a Negative Pledge contained in any agreement (a) evidencing unsecured Indebtedness which contains restrictions on encumbering assets that are substantially the same as the corresponding restrictions contained in the Loan Documents or (b) related to assets to be sold where such Negative Pledge relates only to such assets pending such sale. “Person” means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, limited liability partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other nongovernmental entity, or any governmental authority. “Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (a) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (b) has at any time within the preceding six years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group. “Post-Default Rate” means, in respect of any principal of any Loan or any Reimbursement Obligation, the rate otherwise applicable plus an additional two percent 2.0% per annum and with respect to any other Obligation, a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Margin for Revolving Loans that are Base Rate Loans plus two percent (2.0%). “Preferred Dividends” means, for any period and without duplication, all Restricted Payments paid during such period on Preferred Equity Interests issued by the Borrower or any Subsidiary. Preferred Dividends shall not include dividends or distributions (a) paid or payable solely in Equity Interests (other than Mandatorily Redeemable Stock) payable to holders of such class of Equity Interests, (b) paid or payable to the Borrower or a Subsidiary, or (c) constituting unscheduled partial redemptions or balloon, bullet or similar redemptions in full of Preferred Equity Interests. “Preferred Equity Interests” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Lender then acting as the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Lender acting as Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Principal Office” means the office of the Administrative Agent located at 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402-1916, or any other subsequent office that the Administrative Agent shall have specified as the Principal Office by written notice to the Borrower and the Lenders. “Pro Rata Share” means, as to each Lender, the ratio, expressed as a percentage of (a)(i) the amount of such Lender’s Revolving Commitment, if any, plus (ii) the aggregate amount of such Lender’s outstanding Term Loans, if any, to (b)(i) the aggregate amount of the Revolving Commitments of all Lenders plus (ii) the aggregate amount of all outstanding Term Loans; provided, however, that if at the time of determination the Revolving Commitments have terminated or been reduced to zero, the “Pro Rata Share” of each Lender shall be the ratio, expressed as a percentage of (A) the sum of the aggregate

- 28 - LEGAL02/35717724v8 Execution Version unpaid principal amount of all outstanding Loans and Letter of Credit Liabilities owing to such Lender as of such date to (B) the sum of the aggregate unpaid principal amount of all outstanding Loans and Letter of Credit Liabilities of all Lenders as of such date. If at the time of determination the Commitments have terminated and there are no outstanding Loans or Letter of Credit Liabilities, then the Pro Rata Shares of the Lenders shall be determined as of the most recent date on which Commitments were in effect or Loans or Letters of Credit Liabilities were outstanding. For purposes of this definition, a Revolving Lender shall be deemed to hold a Swingline Loan or a Letter of Credit Liability to the extent such Revolving Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation. “Property” means, with respect to a Person, any parcel of real property (whether owned in fee or subject to a lease), together with any building, facility, structure, equipment or other asset located on such parcel of real property, in each case owned or leased by such Person. “QI” has the meaning given that term in the definition of 1031 Property. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Plan” means a Benefit Arrangement that is intended to be tax-qualified under Section 401(a) of the Internal Revenue Code. “Rating Agency” means S&P, Moody’s or Fitch. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable. “Recourse Indebtedness” means any Indebtedness of a Person that is not Nonrecourse Indebtedness. “Register” has the meaning given that term in Section 12.5.(c). “Regulatory Change” means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy or liquidity. Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued.

- 29 - LEGAL02/35717724v8 Execution Version “Reimbursement Obligation” means the absolute, unconditional and irrevocable obligation of the Borrower to reimburse an Issuing Bank for any drawing honored by such Issuing Bank under a Letter of Credit issued by such Issuing Bank. “REIT” means a Person qualifying for treatment as a “real estate investment trust” under the Internal Revenue Code. “REIT Entity” has the meaning given that term in Section 12.20. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, shareholders, directors, trustees, officers, employees, agents, counsel, other advisors and representatives of such Person and of such Person’s Affiliates. “Reorganization” has the meaning given that term in Section 12.20. “Required Joinder Date” the date on which the Compliance Certificate is required to be delivered with respect to any fiscal quarter (or fiscal year in the case of the fourth fiscal quarter) during which any of the conditions described in subsection (a) of Section 7.13. first applies to a Subsidiary. “Requisite Class Lenders” means, with respect to any Class of Lenders on any date of determination, Lenders of such Class (a) having more than 50.0% of the aggregate amount of the Commitments of such Class, or (b) if the Commitments of such Class have terminated, holding more than 50.0% of the aggregate principal amount of the outstanding Loans of such Class, and in the case of Revolving Lenders, outstanding Letter of Credit Liabilities, Swingline Loans and Bid Rate Loans; provided that in determining such percentage at any given time, all then existing Defaulting Lenders of such Class will be disregarded and excluded. For purposes of this definition, a Revolving Lender shall be deemed to hold a Swingline Loan or a Letter of Credit Liability to the extent such Revolving Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation. “Requisite Lenders” means, as of any date, (a) Lenders having more than 50.0% of the aggregate amount of (a) the Revolving Commitments (or (b) if the Lenders’Revolving Commitments have been terminated or reduced to zero, Lenders holding more than 50.0% of the the aggregate principal amount of the aggregate outstanding Revolving Loans, Bid Rate Loans, Swingline Loans and Letter of Credit Liabilities) and (b) the aggregate principal amount of the outstanding Term Loans; provided that in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded. For purposes of this definition, a Revolving Lender shall be deemed to hold a Swingline Loan or a Letter of Credit Liability to the extent such Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation. “Responsible Officer” means with respect to the Borrower or any Subsidiary, the chief executive officer, the chief financial officer or chief accounting officer of the Borrower or such Subsidiary. “Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any Equity Interests of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in Equity Interests to the holders of such Equity Interests; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interest of the Borrower or any of its Subsidiaries now or hereafter outstanding; and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Borrower or any of its Subsidiaries now or hereafter outstanding.

- 30 - LEGAL02/35717724v8 Execution Version “Revolving Commitment” means, as to each Revolving Lender (other than the Swingline Lender), such Revolving Lender’s obligation to make Revolving Loans pursuant to Section 2.1., to issue (in the case of an Issuing Bank) and to participate (in the case of the other Revolving Lenders) in Letters of Credit pursuant to Section 2.3.(i), and to participate in Swingline Loans pursuant to Section 2.4.(e), in an amount up to, but not exceeding the amount set forth for such Lender on Schedule I as such Lender’s “Revolving Commitment Amount” or as set forth in any applicable Assignment and Assumption, or agreement executed by a Person becoming a Revolving Lender in accordance with Section 2.17., as the same may be reduced from time to time pursuant to Section 2.13. or increased or reduced as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 12.5. or increased as appropriate to reflect any increase effected in accordance with Section 2.17. “Revolving Credit Exposure” means, as to any Revolving Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Revolving Lender’s participation in Letter of Credit Liabilities and Swingline Loans at such time. “Revolving Lender” means a Lender in its capacity as the holder of a Revolving Commitment, or if the Revolving Commitments have terminated, in its capacity as the holder of any Revolving Loans. “Revolving Loan” means a loan made by a Revolving Lender to the Borrower pursuant to Section 2.1.(a). “Revolving Note” means a promissory note of the Borrower substantially in the form of Exhibit J, payable to the order of a Revolving Lender in a principal amount equal to the amount of such Lender’s Revolving Commitment as originally in effect and otherwise duly completed and in any event shall include any new Revolving Note that may be issued from time to time pursuant to Section 2.17. “Revolving Termination Date” means June 22, 2019, or such later date to which the Revolving Termination Date may be extended in accordance with Section 2.14. “Sanctioned Country” means, at any time, a country, region or territory which itself is, or whose government is, the subject or target of any Sanctions. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State, or by the United Nations Security Council, the European Union or any other Governmental Authority, (b) any Person located, operating, organized or resident in a Sanctioned Country, (c) an agency of the government of a Sanctioned Country or (d) any Person Controlled by any Person or agency described in any of the preceding clauses (a) through (c). “Sanctions” means any sanctions or trade embargoes imposed, administered or enforced by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State, or by the United Nations Security Council, the European Union or any other Governmental Authority. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Securities Act” means the Securities Act of 1933, as amended from time to time, together with all rules and regulations issued thereunder.

- 31 - LEGAL02/35717724v8 Execution Version “Solvent” means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets on a going concern basis (excluding any Indebtedness due from any Affiliate of such Person that does not have an Investment Grade Rating and the accounts of which are not consolidated with such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that could reasonably be expected to become an actual and matured liability); (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged. “Specified Derivatives Contract” means any Derivatives Contract that is made or entered into at any time, or in effect at any time now or hereafter, whether as a result of an assignment or transfer or otherwise, between or among any Loan Party and any Specified Derivatives Provider, and which was not prohibited by any of the Loan Documents when made or entered into. “Specified Derivatives Provider” means any Person that (a) at the time it enters into a Specified Derivatives Contract with a Loan Party, is a Lender or an Affiliate of a Lender or (b) at the time it (or its Affiliate) becomes a Lender (including on the Effective Date), is a party to a Specified Derivatives Contract with a Loan Party, in each case in its capacity as a party to such Specified Derivatives Contract. “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor. “Stated Amount” means the amount available to be drawn by a beneficiary under a Letter of Credit from time to time, as such amount may be increased or reduced from time to time in accordance with the terms of such Letter of Credit. “Subsidiary” means, for any Person, any corporation, partnership, limited liability company, trust or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, trustees or other individuals performing similar functions of such corporation, partnership, limited liability company, trust or other entity (without regard to the occurrence of any contingency) is, at the time of determination thereof, directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP. Unless explicitly set forth to the contrary, a reference to “Subsidiary” means a Subsidiary of the Borrower. “Subsidiary Secured Indebtedness” has the meaning given to that term in the definition of “Excluded Subsidiary”. “Substantial Amount” means, at the time of determination thereof, an amount in excess of 30.0% of total consolidated assets (exclusive of depreciation) at such time of the Borrower and its Subsidiaries determined on a consolidated basis. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swingline Lender” means Wells Fargo Bank, National Association, together with its respective successors and assigns.

- 32 - LEGAL02/35717724v8 Execution Version “Swingline Loan” means a loan made by the Swingline Lender to the Borrower pursuant to Section 2.4. “Swingline Note” means the promissory note of the Borrower substantially in the form of Exhibit K, payable to the order of the Swingline Lender in a principal amount equal to the amount set forth in Section 2.4.(a)(i) and otherwise duly completed. “Swingline Termination Date” means the date which is 7 Business Days prior to the Revolving Termination Date. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loans” has the meaning given that term in Loan” means a loan made by a Term Loan Lender to the Borrower pursuant to Section 2.9. or Section 2.17. “Termination Date” means June 22, 2019, or such later date to which the Termination Date may be extended in accordance with Section 2.14. “Term Loan Commitment” means (a) as to each Term Loan Lender making a Term Loan on the First Amendment Effective Date, such Term Loan Lender’s obligation to make Term Loans on the First Amendment Effective Date pursuant to Section 2.9., in an amount up to, but not exceeding, the amount set forth for such Term Loan Lender on Schedule I as such Term Loan Lender’s “Term Loan Commitment Amount” and (b) as to each other Term Loan Lender of a Class of Term Loans, such Term Loan Lender’s obligation to make Term Loans pursuant to the Loan Documents establishing such Class of Loans. “Term Loan Lender” means a Lender in its capacity as the holder of a Term Loan Commitment of a Class, or if the Term Loan Commitments of such Class have terminated, a Lender in its capacity as the holder of a Term Loan of such Class. “Term Note” means a promissory note of the Borrower substantially in the form of Exhibit Q, payable to the order of a Term Loan Lender in a principal amount equal to the amount of such Lender’s Term Loan as originally in effect and otherwise duly completed. “Termination Date” means (a) with respect to the Revolving Loans and the Revolving Commitments, the Revolving Termination Date, (b) with respect to the Term Loans made pursuant to Section 2.9., March 15, 2021 and (c) with respect to any other Class of Term Loans, the “Termination Date” specified for such Class of Term Loans in the Loan Documents establishing such Class of Term Loans. “Titled Agent” has the meaning given that term in Section 11.9. “Type” with respect to any Revolving Loan or Term Loan, refers to whether such Loan is a LIBOR Loan or a Base Rate Loan, or in the case of a Bid Rate Loan only, an Absolute Rate Loan or a LIBOR Margin Loan. “UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction.

- 33 - LEGAL02/35717724v8 Execution Version “Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person. “Unencumbered Adjusted NOI” means, for any period, (a) Unencumbered NOI minus (b) Capital Reserves for such period attributable to Eligible Properties included in Unencumbered NOI. “Unencumbered NOI” means, for any period, the aggregate Net Operating Income for such period of all Eligible Properties the Net Operating Income of which the Borrower has elected pursuant to clause (i) of the second sentence of Section 8.3. to include for purposes of calculating Unencumbered Pool Value. “Unencumbered Pool Value” means, without duplication (a) the (x) Unencumbered NOI (excluding Unencumbered NOI from any Property the value of which is included in the determination of Unencumbered Pool Value under any of the immediately following clauses (b), (d) or (e)), for the fiscal quarter most recently ended (y) multiplied by 4, (z) divided by the applicable Capitalization Rate; plus (b) the GAAP book value of all Eligible Properties acquired during the period of six fiscal quarters most recently ended; provided that the Borrower may irrevocably elect that the value of a recently acquired Eligible Property not yet owned for six quarters be determined in accordance with the preceding clause (a); plus (c) all Construction-in-Process for all Eligible Properties that are Development Properties; plus (d) the aggregate Major Redevelopment Property Values of all Eligible Properties that are Major Redevelopment Properties; plus (e) the aggregate Low Occupancy Property Values of all Eligible Properties that are Low Occupancy Properties; plus (f) the GAAP book value of each parcel of Unimproved Land that satisfies all of the requirements of the definition of “Eligible Property” other than clause (a) of such definition; plus (g) Unrestricted Cash. Eligible Properties disposed of during the fiscal quarter most recently ended shall not be included in the calculation of Unencumbered Pool Value. In addition, to the extent the amount of Unencumbered Pool Value attributable to Development Properties, Major Redevelopment Properties, Low Occupancy Properties, Unimproved Land, assets held by Controlled JV Subsidiaries and Properties subject to a ground lease (other than the Property located at 2000 M Street, Washington D.C.) would exceed 25.0% of Unencumbered Pool Value, such excess shall be excluded from Unencumbered Pool Value; provided, however that to the extent the amount of Unencumbered Pool Value attributable to (u) Development Properties exceeds 20.0% of the Unencumbered Pool Value, (v) Major Redevelopment Properties exceeds 20.0% of the Unencumbered Pool Value, (w) Low Occupancy Properties exceeds 10.0% of the Unencumbered Pool Value, (x) Unimproved Land exceeds 5% of the Unencumbered Pool Value, (y) assets held by Controlled JV Subsidiaries exceeds 10.0% of the Unencumbered Pool Value and (z) Properties subject to a ground lease (other than the Property located at 2000 M Street, Washington D.C.) exceed 10.0% of the Unencumbered Pool Value, such excesses shall be excluded from Unencumbered Pool Value. “Unimproved Land” means land on which no development (other than improvements that are not material and are temporary in nature) has occurred. “Unrestricted Cash” means cash and Cash Equivalents held by the Borrower and its Subsidiaries (other than tenant deposits and other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted, it being understood by the parties that cash and Cash Equivalents representing proceeds from the sale of an asset, which proceeds have been escrowed in anticipation of a like-kind exchange, will not be considered restricted). “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

- 34 - LEGAL02/35717724v8 Execution Version “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 3.10.(g)(ii)(B)(III). “Wells Fargo” means Wells Fargo Bank, National Association, and its successors and assigns. “Wholly Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests (other than, in the case of a corporation, directors’ or trustees’ qualifying shares) are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person. In addition, the term “Wholly Owned Subsidiary” means a Subsidiary of the Borrower that has elected to be treated as a “real estate investment trust” in accordance with Section 856 through 860 of the Internal Revenue Code and in which either the Borrower or a Subsidiary of the Borrower described in clause (a) of this definition owns 100% of the outstanding common Equity Interests and has management control. “Withdrawal Liability” means any liability as a result of a complete or partial withdrawal from a Multiemployer Plan as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” means (a) the Borrower, (b) any other Loan Party and (c) the Administrative Agent, as applicable. Section 1.2. General; References to Eastern Time. Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP from time to time; provided that, if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Requisite Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the appropriate Lenders pursuant to Section 12.6.); provided further that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) except as expressly provided otherwise in any Loan Document, shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless otherwise expressly provided herein, references to any Applicable Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law. Unless explicitly set forth to the contrary, a reference to “Subsidiary” means a Subsidiary of the Borrower or a Subsidiary of a Subsidiary and a reference to an “Affiliate” means a reference to an Affiliate of the Borrower. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and

- 35 - LEGAL02/35717724v8 Execution Version neither limit nor amplify the provisions of this Agreement. Unless otherwise indicated, all references to time are references to Eastern time daylight or standard, as applicable. Section 1.3. Financial Attributes of Unconsolidated Affiliates. When determining compliance by the Borrower with any financial covenant contained in any of the Loan Documents only the Ownership Share of the Borrower of the financial attributes (assets, liabilities, income or expenses) of Unconsolidated Affiliates shall be included. ARTICLE II. CREDIT FACILITY Section 2.1. Revolving Loans. (a) Making of Revolving Loans. Subject to the terms and conditions set forth in this Agreement, including without limitation, Section 2.16., each Revolving Lender severally and not jointly agrees to make Revolving Loans to the Borrower in Dollars during the period from and including the Effective Date to but excluding the Revolving Termination Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender’s Revolving Commitment. Each borrowing of Revolving Loans that are to be (i) Base Rate Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess thereof and (ii) LIBOR Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess thereof. Notwithstanding the immediately preceding two sentences but subject to Section 2.16., a borrowing of Revolving Loans may be in the aggregate amount of the unused Revolving Commitments. Within the foregoing limits and subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans. (b) Requests for Revolving Loans. Not later than 11:00 a.m. Eastern time on the proposed date of a borrowing of Revolving Loans that are to be Base Rate Loans and not later than 11:00 a.m. Eastern time at least 3 Business Days prior to a borrowing of Revolving Loans that are to be LIBOR Loans, the Borrower shall deliver to the Administrative Agent a Notice of Borrowing. Each Notice of Borrowing shall specify the aggregate principal amount of the Revolving Loans to be borrowed, the date such Revolving Loans are to be borrowed (which must be a Business Day), the Type of the requested Revolving Loans, and if such Revolving Loans are to be LIBOR Loans, the initial Interest Period for such Revolving Loans. Each Notice of Borrowing shall be irrevocable once given and binding on the Borrower. Prior to delivering a Notice of Borrowing, the Borrower may (without specifying whether a Revolving Loan will be a Base Rate Loan or a LIBOR Loan) request that the Administrative Agent provide the Borrower with the most recent LIBOR available to the Administrative Agent. The Administrative Agent shall provide such quoted rate to the Borrower on the date of such request or as soon as possible thereafter. (c) Funding of Revolving Loans. Promptly after receipt of a Notice of Borrowing under the immediately preceding subsection (b), the Administrative Agent shall notify each Revolving Lender of the proposed borrowing. Each Revolving Lender shall deposit an amount equal to the Revolving Loan to be made by such Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds not later than 1:00 p.m. Eastern time on the date of such proposed Revolving Loans. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Borrower in the account specified in the Disbursement Instruction Agreement, not later than 2:00 p.m. Eastern time on the date of the requested borrowing of Revolving Loans, the proceeds of such amounts received by the Administrative Agent; provided, however, if at the time of the making of any Revolving Loans any Swingline Loans shall be outstanding, the proceeds of such Revolving Loans

- 36 - LEGAL02/35717724v8 Execution Version shall first be applied to repay the outstanding Swingline Loans and then shall be applied as otherwise requested by the Borrower. (d) Assumptions Regarding Funding by Revolving Lenders. With respect to Revolving Loans to be made after the Effective Date, unless the Administrative Agent shall have been notified by any Revolving Lender that such Lender will not make available to the Administrative Agent a Revolving Loan to be made by such Lender in connection with any borrowing, the Administrative Agent may assume that such Lender will make the proceeds of such Revolving Loan available to the Administrative Agent in accordance with this Section, and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Revolving Loan to be provided by such Lender. In such event, if such Lender does not make available to the Administrative Agent the proceeds of such Revolving Loan, then such Lender and the Borrower severally agree to pay to the Administrative Agent on demand the amount of such Revolving Loan with interest thereon, for each day from and including the date such Revolving Loan is made available to the Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans that are Revolving Loans. If the Borrower and such Lender shall pay the amount of such interest to the Administrative Agent for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays to the Administrative Agent the amount of such Revolving Loan, the amount so paid shall constitute such Lender’s Revolving Loan included in the borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Revolving Lender that shall have failed to make available the proceeds of a Revolving Loan to be made by such Lender. Section 2.2. Bid Rate Loans. (a) Bid Rate Loans. In addition to borrowings of Revolving Loans, at any time during the period from the Effective Date to but excluding the Revolving Termination Date, and so long as the Borrower continues to maintain an Investment Grade Rating from any two of S&P, Moody’s and Fitch, the Borrower may, as set forth in this Section, request the Revolving Lenders to make offers to make Bid Rate Loans to the Borrower in Dollars. The Revolving Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section. (b) Requests for Bid Rate Loans. When the Borrower wishes to request from the Revolving Lenders offers to make Bid Rate Loans, it shall give the Administrative Agent notice (a “Bid Rate Quote Request”) so as to be received no later than 11:00 a.m. Eastern time on (x) the Business Day immediately preceding the date of borrowing proposed therein, in the case of an Absolute Rate Auction and (y) the date 4 Business Days prior to the proposed date of borrowing, in the case of a LIBOR Auction. The Administrative Agent shall deliver to each Revolving Lender a copy of each Bid Rate Quote Request promptly upon receipt thereof by the Administrative Agent. The Borrower may request offers to make Bid Rate Loans for up to 3 different Interest Periods in any one Bid Rate Quote Request; provided that if granted each separate Interest Period shall be deemed to be a separate borrowing (a “Bid Rate Borrowing”). Each Bid Rate Quote Request shall be substantially in the form of Exhibit L and shall specify as to each Bid Rate Borrowing all of the following: (i) the proposed date of such Bid Rate Borrowing, which shall be a Business Day;

- 37 - LEGAL02/35717724v8 Execution Version (ii) the aggregate amount of such Bid Rate Borrowing which shall be in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof which shall not cause any of the limits specified in Section 2.16. to be violated; (iii) whether the Bid Rate Quote Request is for LIBOR Margin Loans or Absolute Rate Loans; and (iv) the duration of the Interest Period applicable thereto, which shall not extend beyond the Revolving Termination Date. The Borrower shall not deliver any Bid Rate Quote Request within five Business Days of the giving of any other Bid Rate Quote Request and the Borrower shall not deliver more than 4 Bid Rate Quote Requests in any calendar month. The Borrower shall pay any fees due pursuant to Section 3.5.(d) at the time any Bid Rate Quote Request is delivered to the Administrative Agent. Such fees shall be due and payable whether or not any Bid Rate Quotes are submitted or any Bid Rate Quotes are accepted. (c) Bid Rate Quotes. (i) Each Revolving Lender may submit one or more Bid Rate Quotes, each containing an offer to make a Bid Rate Loan in response to any Bid Rate Quote Request; provided that, if the Borrower’s request under Section 2.2.(b) specified more than one Interest Period, such Revolving Lender may make a single submission containing only one Bid Rate Quote for each such Interest Period. Each Bid Rate Quote must be submitted to the Administrative Agent not later than 9:30 a.m. Eastern time (x) on the proposed date of borrowing, in the case of an Absolute Rate Auction and (y) on the date 3 Business Days prior to the proposed date of borrowing, in the case of a LIBOR Auction, and in either case the Administrative Agent shall disregard any Bid Rate Quote received after such time; provided that the Revolving Lender then acting as the Administrative Agent may submit a Bid Rate Quote only if it notifies the Borrower of the terms of the offer contained therein not later than 30 minutes prior to the latest time by which the Revolving Lenders must submit applicable Bid Rate Quotes. Any Bid Rate Quote so made shall be irrevocable except with the consent of the Administrative Agent given at the request of the Borrower. Such Bid Rate Loans may be funded by a Revolving Lender’s Designated Lender (if any) as provided in Section 12.5.(g); however, such Revolving Lender shall not be required to specify in its Bid Rate Quote whether such Bid Rate Loan will be funded by such Designated Lender. (ii) Each Bid Rate Quote shall be substantially in the form of Exhibit M and shall specify: (A) the proposed date of borrowing and the Interest Period therefor; (B) the principal amount of the Bid Rate Loan for which each such offer is being made; provided that the aggregate principal amount of all Bid Rate Loans for which a Revolving Lender submits Bid Rate Quotes (x) may be greater or less than the Revolving Commitment of such Revolving Lender but (y) shall not exceed the principal amount of the Bid Rate Borrowing for a particular Interest Period for which offers were requested; provided further that any Bid Rate Quote shall be in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof;

- 38 - LEGAL02/35717724v8 Execution Version (C) in the case of an Absolute Rate Auction, the rate of interest per annum (rounded upwards, if necessary, to the nearest one-hundredth of one percent (0.01%)) offered for each such Absolute Rate Loan (the “Absolute Rate”); (D) in the case of a LIBOR Auction, the margin above or below applicable LIBOR (the “LIBOR Margin”) offered for each such LIBOR Margin Loan, expressed as a percentage (rounded upwards, if necessary, to the nearest one-hundredth of one percent (0.01%)) to be added to (or subtracted from) the applicable LIBOR; and (E) the identity of the quoting Revolving Lender. Unless otherwise agreed by the Administrative Agent and the Borrower, no Bid Rate Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Bid Rate Quote Request and, in particular, no Bid Rate Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Bid Rate Loan for which such Bid Rate Quote is being made. (d) Notification by Administrative Agent. The Administrative Agent shall, as promptly as practicable after the Bid Rate Quotes are submitted (but in any event not later than 10:30 a.m. Eastern time (x) on the proposed date of borrowing, in the case of an Absolute Rate Auction or (y) on the date 3 Business Days prior to the proposed date of borrowing, in the case of a LIBOR Auction), notify the Borrower of the terms (i) of any Bid Rate Quote submitted by a Revolving Lender that is in accordance with Section 2.2.(c) and (ii) of any Bid Rate Quote that amends, modifies or is otherwise inconsistent with a previous Bid Rate Quote submitted by such Revolving Lender with respect to the same Bid Rate Quote Request. Any such subsequent Bid Rate Quote shall be disregarded by the Administrative Agent unless such subsequent Bid Rate Quote is submitted solely to correct a manifest error in such former Bid Rate Quote. The Administrative Agent’s notice to the Borrower shall specify (A) the aggregate principal amount of the Bid Rate Borrowing for which offers have been received and (B) the principal amounts and Absolute Rates or LIBOR Margins, as applicable, so offered by each Revolving Lender (identifying the Revolving Lender that made such Bid Rate Quote). (e) Acceptance by Borrower. (i) Not later than 11:30 a.m. Eastern time (x) on the proposed date of borrowing, in the case of an Absolute Rate Auction and (y) on the date 3 Business Days prior to the proposed date of borrowing, in the case of a LIBOR Auction, the Borrower shall notify the Administrative Agent of its acceptance or nonacceptance of the Bid Rate Quotes so notified to it pursuant to Section 2.2.(d). which notice shall be in the form of Exhibit N. In the case of acceptance, such notice shall specify the aggregate principal amount of Bid Rate Quotes for each Interest Period that are accepted. The failure of the Borrower to give such notice by such time shall constitute nonacceptance. The Borrower may accept any Bid Rate Quote in whole or in part; provided that: (A) the aggregate principal amount of each Bid Rate Borrowing may not exceed the applicable amount set forth in the related Bid Rate Quote Request; (B) the aggregate principal amount of each Bid Rate Borrowing shall comply with the provisions of Section 2.2.(b)(ii) and together with all other Bid Rate Loans then outstanding shall not cause the limits specified in Section 2.16. to be violated;

- 39 - LEGAL02/35717724v8 Execution Version (C) acceptance of Bid Rate Quotes may be made only in ascending order of Absolute Rates or LIBOR Margins, as applicable, in each case beginning with the lowest rate so offered; (D) any acceptance in part by the Borrower shall be in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof; and (E) the Borrower may not accept any Bid Rate Quote that fails to comply with Section 2.2.(c) or otherwise fails to comply with the requirements of this Agreement. (ii) If Bid Rate Quotes are made by two or more Revolving Lenders with the same Absolute Rates or LIBOR Margins, as applicable, for a greater aggregate principal amount than the amount in respect of which Bid Rate Quotes are permitted to be accepted for the related Interest Period, the principal amount of Bid Rate Loans in respect of which such Bid Rate Quotes are accepted shall be allocated by the Administrative Agent among such Revolving Lenders in proportion to the aggregate principal amount of such Bid Rate Quotes. Determinations by the Administrative Agent of the amounts of Bid Rate Loans shall be conclusive in the absence of manifest error. (f) Obligation to Make Bid Rate Loans. The Administrative Agent shall promptly (and in any event not later than (x) 12:00 noon Eastern time on the proposed date of borrowing of Absolute Rate Loans and (y) on the date 3 Business Days prior to the proposed date of borrowing of LIBOR Margin Loans) notify each Revolving Lender that submitted a Bid Rate Quote as to whose Bid Rate Quote has been accepted and the amount and rate thereof. A Revolving Lender who is notified that it has been selected to make a Bid Rate Loan may designate its Designated Lender (if any) to fund such Bid Rate Loan on its behalf, as described in Section 12.5.(g). Any Designated Lender which funds a Bid Rate Loan shall on and after the time of such funding become the obligee in respect of such Bid Rate Loan and be entitled to receive payment thereof when due. No Revolving Lender shall be relieved of its obligation to fund a Bid Rate Loan, and no Designated Lender shall assume such obligation, prior to the time the applicable Bid Rate Loan is funded. Any Revolving Lender whose offer to make any Bid Rate Loan has been accepted shall, not later than 11:00 a.m. Eastern time on the date specified for the making of such Loan, make the amount of such Loan available to the Administrative Agent at its Principal Office in immediately available funds, for the account of the Borrower. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower not later than 12:00 noon Eastern time on such date by depositing the same, in immediately available funds, in an account of the Borrower designated by the Borrower. (g) No Effect on Revolving Commitment. Except for the purpose and to the extent expressly stated in Section 2.13. and 2.16., the amount of any Bid Rate Loan made by any Revolving Lender shall not constitute a utilization of such Lender’s Revolving Commitment. Section 2.3. Letters of Credit. (a) Letters of Credit. Subject to the terms and conditions of this Agreement, including without limitation, Section 2.16., the Issuing Banks, on behalf of the Revolving Lenders, agree to issue for the account of the Borrower during the period from and including the Effective Date to, but excluding, the date 30 days prior to the Revolving Termination Date, one or more standby letters of credit in Dollars (each a “Letter of Credit”) up to a maximum aggregate Stated Amount at any one time outstanding not to exceed $60,000,000 as such amount may be reduced from time to time in accordance with the terms hereof (the “L/C Commitment Amount”); provided, however, that an Issuing Bank shall not be obligated

- 40 - LEGAL02/35717724v8 Execution Version to issue any Letter of Credit if after giving effect to such issuance, the aggregate Stated Amounts of Letters of Credit issued by such Issuing Bank and then outstanding would exceed one-half of the L/C Commitment Amount. (b) Terms of Letters of Credit. At the time of issuance, the amount, form, terms and conditions of each Letter of Credit, and of any drafts or acceptances thereunder, shall be subject to the reasonable approval of the applicable Issuing Bank and the Borrower. Notwithstanding the foregoing, in no event may (i) the expiration date of any Letter of Credit extend beyond the Revolving Termination Date, or (ii) any Letter of Credit have a duration in excess of one year; provided, however, a Letter of Credit may contain a provision providing for the automatic extension of the expiration date in the absence of a notice of non-renewal from the applicable Issuing Bank but in no event shall any such provision permit the extension of the current expiration date of such Letter of Credit beyond the earlier of (x) the Revolving Termination Date and (y) the date one year after the then current expiration date. Notwithstanding the foregoing, a Letter of Credit may, as a result of its express terms or as the result of the effect of an automatic extension provision, have an expiration date of not more than one year beyond the Revolving Termination Date (any such Letter of Credit being referred to as an “Extended Letter of Credit”), so long as the Borrower delivers to the Administrative Agent for its benefit and the benefit of the applicable Issuing Bank and the Revolving Lenders no later than 30 days prior to the Revolving Termination Date, Cash Collateral for such Letter of Credit for deposit into the Letter of Credit Collateral Account in an amount equal to the Stated Amount of such Letter of Credit; provided, that the obligations of the Borrower under this Section in respect of such Extended Letters of Credit shall survive the termination of this Agreement and shall remain in effect until no such Extended Letters of Credit remain outstanding. If the Borrower fails to provide Cash Collateral with respect to any Extended Letter of Credit by the date 30 days prior to the Revolving Termination Date, such failure shall be treated as a drawing under such Extended Letter of Credit (in an amount equal to the maximum Stated Amount of such Letter of Credit), which shall be reimbursed (or participations therein funded) by the Revolving Lenders in accordance with the immediately following subsections (i) and (j), with the proceeds being utilized to provide Cash Collateral for such Letter of Credit. The initial Stated Amount of each Letter of Credit shall be at least $25,000 (or such lesser amount as may be acceptable to the applicable Issuing Bank, the Administrative Agent and the Borrower). (c) Requests for Issuance of Letters of Credit. The Borrower shall give the Issuing Bank it desires to issue a Letter of Credit and the Administrative Agent written notice at least 5 Business Days prior to the requested date of issuance of such Letter of Credit, such notice to describe in reasonable detail the proposed terms of such Letter of Credit and the nature of the transactions or obligations proposed to be supported by such Letter of Credit, and in any event shall set forth with respect to such Letter of Credit the proposed (i) initial Stated Amount, (ii) beneficiary, and (iii) expiration date. The Borrower shall also execute and deliver such customary applications and agreements for standby letters of credit, and other forms as requested from time to time by the applicable Issuing Bank. Provided the Borrower has given the notice prescribed by the first sentence of this subsection and delivered such applications and agreements referred to in the preceding sentence, subject to the other terms and conditions of this Agreement, including the satisfaction of any applicable conditions precedent set forth in Section 5.2., the applicable Issuing Bank shall issue the requested Letter of Credit on the requested date of issuance for the benefit of the stipulated beneficiary but in no event prior to the date 5 Business Days following the date after which such Issuing Bank has received all of the items required to be delivered to it under this subsection. An Issuing Bank shall not at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause such Issuing Bank or any Revolving Lender to exceed any limits imposed by, any Applicable Law. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires and except for reductions of the Stated Amount of any outstanding Letters of Credit. Upon the written request of the Borrower, an Issuing Bank shall deliver to the

- 41 - LEGAL02/35717724v8 Execution Version Borrower a copy of (i) any Letter of Credit proposed to be issued hereunder prior to the issuance thereof and (ii) each issued Letter of Credit issued by such Issuing Bank within a reasonable time after the date of issuance thereof. To the extent any term of a Letter of Credit Document (excluding any certificate or other document presented by a beneficiary in connection with a drawing under such Letter of Credit) is inconsistent with a term of any Loan Document, the term of such Loan Document shall control. The Borrower shall examine the copy of any Letter of Credit or any amendment to a Letter of Credit that is delivered to it by the applicable Issuing Bank and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly (but in any event, within 5 Business Days after the later of (x) receipt by the beneficiary of such Letter of Credit of the original of, or amendment to, such Letter of Credit, as applicable and (y) receipt by the Borrower of a copy of such Letter of Credit or amendment, as applicable) notify such Issuing Bank. The Borrower shall be conclusively deemed to have waived any such claim against the Issuing Bank and its correspondents unless such notice is given as aforesaid. (d) Reimbursement Obligations. Upon receipt by an Issuing Bank from the beneficiary of a Letter of Credit issued by such Issuing Bank of any demand for payment under such Letter of Credit and such Issuing Bank’s determination that such demand for payment complies with the requirements of such Letter of Credit, such Issuing Bank shall promptly notify the Borrower and the Administrative Agent of the amount to be paid by such Issuing Bank as a result of such demand and the date on which payment is to be made by such Issuing Bank to such beneficiary in respect of such demand; provided, however, that an Issuing Bank’s failure to give, or delay in giving, such notice shall not discharge the Borrower in any respect from the applicable Reimbursement Obligation. The Borrower hereby absolutely, unconditionally and irrevocably agrees to pay and reimburse each Issuing Bank for the amount of each demand for payment under each Letter of Credit issued by such Issuing Bank at or prior to the date on which payment is to be made by such Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. Upon receipt by an Issuing Bank of any payment in respect of any Reimbursement Obligation owing with respect to a Letter of Credit issued by such Issuing Bank, such Issuing Bank shall promptly pay to the Administrative Agent for the account of each Revolving Lender that has acquired a participation therein under the second sentence of subsection (i) of this Section such Lender’s Commitment Percentage of such payment. (e) Manner of Reimbursement. Upon its receipt of a notice referred to in the immediately preceding subsection (d), the Borrower shall advise the Administrative Agent and the applicable Issuing Bank whether or not the Borrower intends to borrow hereunder to finance its obligation to reimburse such Issuing Bank for the amount of the related demand for payment and, if it does, the Borrower shall submit a timely request for such borrowing as provided in the applicable provisions of this Agreement. If the Borrower fails to so advise the Administrative Agent and the applicable Issuing Bank, or if the Borrower fails to reimburse the applicable Issuing Bank for a demand for payment under a Letter of Credit by the date of such payment, the failure of which the applicable Issuing Bank shall promptly notify the Administrative Agent, then (i) if the applicable conditions contained in Article V. would permit the making of Revolving Loans, the Borrower shall be deemed to have requested a borrowing of Revolving Loans (which shall be Base Rate Loans) in an amount equal to the unpaid Reimbursement Obligation and the Administrative Agent shall give each Revolving Lender prompt notice of the amount of the Revolving Loan to be made available to the Administrative Agent not later than 1:00 p.m. Eastern time and (ii) if such conditions would not permit the making of Revolving Loans, the provisions of subsection (j) of this Section shall apply. The limitations set forth in the second sentence of Section 2.1.(a) shall not apply to any borrowing of Base Rate Loans under this subsection. (f) Effect of Letters of Credit on Revolving Commitments. Upon the issuance by an Issuing Bank of a Letter of Credit and until such Letter of Credit shall have expired or been terminated or cancelled, the Revolving Commitment of each Revolving Lender shall be deemed to be utilized for all

- 42 - LEGAL02/35717724v8 Execution Version purposes of this Agreement in an amount equal to the product of (i) such Lender’s Commitment Percentage and (ii) (A) the Stated Amount of such Letter of Credit plus, without duplication, (B) any related Reimbursement Obligations then outstanding. (g) Issuing Banks’ Duties Regarding Letters of Credit; Unconditional Nature of Reimbursement Obligations. In examining documents presented in connection with drawings under Letters of Credit and making payments under Letters of Credit issued by an Issuing Bank against such documents, such Issuing Bank shall only be required to use the same standard of care as it uses in connection with examining documents presented in connection with drawings under letters of credit in which it has not sold participations and making payments under such letters of credit. The Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, none of the Administrative Agent, the Issuing Banks or any of the Lenders shall be responsible (unless resulting from bad faith, gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment) for, and the Borrower’s obligations in respect of Letters of Credit shall not be affected in any manner by, (i) the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under any Letter of Credit even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telex, telecopy, electronic mail or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit, or of the proceeds thereof; (vii) the misapplication by the beneficiary of any Letter of Credit or of the proceeds of any drawing under any Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Banks, the Administrative Agent or the Lenders. None of the above shall affect, impair or prevent the vesting of any of the Issuing Bank’s, the Administrative Agent’s or any Lender’s rights or powers hereunder. Any action taken or omitted to be taken by an Issuing Bank under or in connection with any Letter of Credit issued by such Issuing Bank, if taken or omitted in the absence of bad faith, gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final, non-appealable judgment), shall not create against such Issuing Bank any liability to the Borrower, the Administrative Agent or any Lender. In this connection, the obligation of the Borrower to reimburse an Issuing Bank for any drawing made under any Letter of Credit issued by such Issuing Bank, and to repay any Revolving Loan made pursuant to the second sentence of subsection (e), of this Section, shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement and any other applicable Letter of Credit Document under all circumstances whatsoever, including without limitation, the following circumstances: (A) any lack of validity or enforceability of any Letter of Credit Document or any term or provisions therein; (B) any amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents; (C) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against such Issuing Bank, any other Issuing Bank, the Administrative Agent, any Lender, any beneficiary of a Letter of Credit or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or in the Letter of Credit Documents or any unrelated transaction; (D) any breach of contract or dispute between the Borrower, the Issuing Bank, the Administrative Agent, any Lender or any other Person; (E) any demand, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (F) any non-application or misapplication by the beneficiary of a Letter of Credit or of the proceeds of any drawing under such

- 43 - LEGAL02/35717724v8 Execution Version Letter of Credit; (G) payment by such Issuing Bank under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; and (H) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of the Borrower’s Reimbursement Obligations. Notwithstanding anything to the contrary contained in this Section or Section 12.9., but not in limitation of the Borrower’s unconditional obligation to reimburse an Issuing Bank for any drawing made under a Letter of Credit as provided in this Section and to repay any Revolving Loan made pursuant to the second sentence of subsection (e), of this Section, the Borrower shall have no obligation to indemnify the Administrative Agent, any Issuing Bank or any Lender in respect of any liability incurred by the Administrative Agent, such Issuing Bank or such Lender arising solely out of the bad faith, gross negligence or willful misconduct of the Administrative Agent, such Issuing Bank or such Lender in respect of a Letter of Credit as determined by a court of competent jurisdiction in a final, non-appealable judgment. Except as otherwise provided in this Section, nothing in this Section shall affect any rights the Borrower may have with respect to the bad faith, gross negligence or willful misconduct of the Administrative Agent, any Issuing Bank or any Lender with respect to any Letter of Credit. (h) Amendments, Etc. The issuance by an Issuing Bank of any amendment, supplement or other modification to any Letter of Credit issued by such Issuing Bank shall be subject to the same conditions applicable under this Agreement to the issuance of new Letters of Credit (including, without limitation, that the request therefor be made through the applicable Issuing Bank and the Administrative Agent), and no such amendment, supplement or other modification shall be issued unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such amended, supplemented or modified form or (ii) the Administrative Agent and the Revolving Lenders, if any, required by Section 12.6. shall have consented thereto. In connection with any such amendment, supplement or other modification, the Borrower shall pay the fees, if any, payable under the last sentence of Section 3.5.(c). (i) Revolving Lenders’ Participation in Letters of Credit. Immediately upon (i) the Effective Date with respect to all Existing Letters of Credit and (ii) the issuance by an Issuing Bank of any Letter of Credit, each Revolving Lender shall be deemed to have absolutely, irrevocably and unconditionally purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation to the extent of such Lender’s Commitment Percentage of the liability of such Issuing Bank with respect to such Letter of Credit and each Revolving Lender thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to such Issuing Bank to pay and discharge when due, such Lender’s Commitment Percentage of such Issuing Bank’s liability under such Letter of Credit. In addition, upon the making of each payment by a Revolving Lender to the Administrative Agent for the account of an Issuing Bank in respect of any Letter of Credit issued by it pursuant to the immediately following subsection (j), such Lender shall, automatically and without any further action on the part of such Issuing Bank, the Administrative Agent or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to such Issuing Bank by the Borrower in respect of such Letter of Credit and (ii) a participation in a percentage equal to such Lender’s Commitment Percentage in any interest or other amounts payable by the Borrower in respect of such Reimbursement Obligation (other than the Fees payable to such Issuing Bank pursuant to the second and the last sentences of Section 3.5.(c)). (j) Payment Obligation of Revolving Lenders. Each Revolving Lender severally agrees to pay to the Administrative Agent, for the account of an Issuing Bank, on demand in immediately available funds in Dollars the amount of such Lender’s Commitment Percentage of each drawing paid by such Issuing Bank under each Letter of Credit issued by it to the extent such amount is not reimbursed by the Borrower pursuant to subsection (d) of this Section; provided, however, that in respect of any drawing under any Letter of Credit, the maximum amount that any Revolving Lender shall be required to fund,

- 44 - LEGAL02/35717724v8 Execution Version whether as a Revolving Loan or as a participation, shall not exceed such Lender’s Commitment Percentage of such drawing except as otherwise provided in Section 3.9.(d). If the notice referenced in the second sentence of Section 2.3.(e) is received by a Revolving Lender not later than 12:00 noon Eastern time, then such Lender shall make such payment available to the Administrative Agent not later than 3:00 p.m. Eastern time on the date of demand therefor; otherwise, such payment shall be made available to the Administrative Agent not later than 2:00 p.m. Eastern time on the next succeeding Business Day. Each Revolving Lender’s obligation to make such payments to the Administrative Agent under this subsection, and the Administrative Agent’s right to receive the same for the account of the applicable Issuing Bank, shall be absolute, irrevocable and unconditional and shall not be affected in any way by any circumstance whatsoever, including without limitation, (i) the failure of any other Revolving Lender to make its payment under this subsection, (ii) the financial condition of the Borrower or any other Loan Party, (iii) the existence of any Default or Event of Default, including any Event of Default described in Section 10.1.(e) or (f), (iv) the termination of the Revolving Commitments or (v) the delivery of Cash Collateral in respect of any Extended Letter of Credit. Each such payment to the Administrative Agent for the account of the applicable Issuing Bank shall be made without any offset, abatement, withholding or deduction whatsoever. (k) Information to Lenders. Promptly following any change in Letters of Credit outstanding issued by an Issuing Bank, such Issuing Bank shall deliver to the Administrative Agent, which shall promptly provide the same to each Revolving Lender and the Borrower, a notice describing the aggregate amount of all Letters of Credit issued by such Issuing Bank outstanding at such time. Upon the request of the Administrative Agent from time to time, an Issuing Bank shall deliver any other information reasonably requested by the Administrative Agent (or a Revolving Lender through the Administrative Agent) with respect to such Letter of Credit that is the subject of the request. Other than as set forth in this subsection, the Issuing Banks and the Administrative Agent shall have no duty to notify the Lenders regarding the issuance or other matters regarding Letters of Credit issued hereunder. The failure of any Issuing Bank or the Administrative Agent to perform its requirements under this subsection shall not relieve any Lender from its obligations under the immediately preceding subsection (j). (l) Existing Letters of Credit. The parties agree that each Existing Letter of Credit shall, from and after the Effective Date, be deemed to be a Letter of Credit issued under this Agreement and shall be subject to and governed by the terms and conditions of this Agreement and the other Loan Documents. (m) Extended Letters of Credit. Each Revolving Lender confirms that its obligations under the immediately preceding subsections (i) and (j) shall be reinstated in full and apply if the delivery of any Cash Collateral in respect of an Extended Letter of Credit is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise. Section 2.4. Swingline Loans. (a) Swingline Loans. Subject to the terms and conditions hereof, including without limitation Section 2.16., the Swingline Lender may, in its sole discretion, make Swingline Loans to the Borrower in Dollars, during the period from the Effective Date to but excluding the Swingline MaturityTermination Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, $75,000,000 (the “Swingline Availability”), as such amount may be reduced from time to time in accordance with the terms hereof; provided, however, that in no event shall the aggregate amount of Swingline Loans and Revolving Loans owing to Wells Fargo in its capacity as the Swingline Lender and as a Revolving Lender exceed the amount of the Revolving Commitment of Wells Fargo. If at any time the aggregate principal amount of the Swingline Loans outstanding at such time exceeds the Swingline

- 45 - LEGAL02/35717724v8 Execution Version Availability at such time, the Borrower shall immediately pay the Administrative Agent for the account of the Swingline Lender the amount of such excess. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Swingline Loans hereunder. (b) Procedure for Borrowing Swingline Loans. The Borrower shall give the Administrative Agent and the Swingline Lender notice pursuant to a Notice of Swingline Borrowing or telephonic notice of each borrowing of a Swingline Loan. Each Notice of Swingline Borrowing shall be delivered to the Swingline Lender no later than 11:00 a.m. Eastern time on the proposed date of such borrowing. Any telephonic notice shall include all information to be specified in a written Notice of Swingline Borrowing and shall be promptly confirmed in writing by the Borrower pursuant to a Notice of Swingline Borrowing sent to the Swingline Lender and the Administrative Agent by telecopy on the same day of the giving of such telephonic notice. Not later than 1:00 p.m. Eastern time on the date of the requested Swingline Loan and subject to satisfaction of the applicable conditions set forth in Section 5.2. for such borrowing and the Swingline Lender’s determination in its sole discretion to make such Swingline Loan, the Swingline Lender will make the proceeds of such Swingline Loan available to the Borrower in Dollars, in immediately available funds, at the account specified by the Borrower in the Disbursement Instruction Agreement. (c) Interest. Swingline Loans shall bear interest at a per annum rate equal to the Base Rate as in effect from time to time plus the Applicable Margin for Revolving Loans that are Base Rate Loans or at such other rate or rates as the Borrower and the Swingline Lender may agree from time to time in writing. Interest on Swingline Loans is solely for the account of the Swingline Lender (except to the extent a Revolving Lender acquires a participating interest in a Swingline Loan pursuant to subsection (e) of this Section). All accrued and unpaid interest on Swingline Loans shall be payable on the dates and in the manner provided in Section 2.5. with respect to interest on Revolving Loans that are Base Rate Loans (except as the Swingline Lender and the Borrower may otherwise agree in writing in connection with any particular Swingline Loan). (d) Swingline Loan Amounts, Etc. Each Swingline Loan shall be in the minimum amount of $1,000,000 and integral multiples of $500,000 in excess thereof, or such other minimum amounts agreed to by the Swingline Lender and the Borrower. Any voluntary prepayment of a Swingline Loan must be in integral multiples of $500,000 or the aggregate principal amount of all outstanding Swingline Loans (or such other minimum amounts upon which the Swingline Lender and the Borrower may agree) and in connection with any such prepayment, the Borrower must give the Swingline Lender and the Administrative Agent prior written notice thereof no later than 12:00 noon Eastern time on the day prior to the date of such prepayment. The Swingline Loans shall, in addition to this Agreement, be evidenced by the Swingline Note. (e) Repayment and Participations of Swingline Loans. The Borrower agrees to repay each Swingline Loan within one Business Day of demand therefor by the Swingline Lender and, in any event, within 6 Business Days after the date such Swingline Loan was made; provided, that the proceeds of a Swingline Loan may not be used to pay a Swingline Loan. Notwithstanding the foregoing, the Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Swingline Loans on the Swingline Termination Date (or such earlier date as the Swingline Lender and the Borrower may agree in writing). In lieu of demanding repayment of any outstanding Swingline Loan from the Borrower, the Swingline Lender may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), request a borrowing of Revolving Loans that are Base Rate Loans from the Revolving Lenders in an amount equal to the principal balance of such Swingline Loan. The amount limitations contained in the second sentence of Section 2.1.(a) shall not apply to any borrowing of such Revolving Loans made pursuant to this subsection. The Swingline Lender shall give notice to the Administrative Agent of any such borrowing of Revolving Loans not later than 11:00 a.m.

- 46 - LEGAL02/35717724v8 Execution Version Eastern time at least one Business Day prior to the proposed date of such borrowing. Promptly after receipt of such notice of borrowing of Revolving Loans from the Swingline Lender under the immediately preceding sentence, the Administrative Agent shall notify each Revolving Lender of the proposed borrowing. Not later than 11:00 a.m. Eastern time on the proposed date of such borrowing, each Revolving Lender will make available to the Administrative Agent at the Principal Office for the account of the Swingline Lender, in immediately available funds, the proceeds of the Revolving Loan to be made by such Lender. The Administrative Agent shall pay the proceeds of such Revolving Loans to the Swingline Lender, which shall apply such proceeds to repay such Swingline Loan. If the Revolving Lenders are prohibited from making Revolving Loans required to be made under this subsection for any reason whatsoever, including without limitation, the existence of any of the Defaults or Events of Default described in Sections 10.1.(e) or (f), each Revolving Lender shall purchase from the Swingline Lender, without recourse or warranty, an undivided interest and participation to the extent of such Lender’s Commitment Percentage of such Swingline Loan, by directly purchasing a participation in such Swingline Loan in such amount and paying the proceeds thereof to the Administrative Agent for the account of the Swingline Lender in Dollars and in immediately available funds. A Revolving Lender’s obligation to purchase such a participation in a Swingline Loan shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation, (i) any claim of setoff, counterclaim, recoupment, defense or other right which such Lender or any other Person may have or claim against the Administrative Agent, the Swingline Lender or any other Person whatsoever, (ii) the existence of a Default or Event of Default (including without limitation, any of the Defaults or Events of Default described in Sections 10.1. (e) or (f)), or the termination of any Lender’s Revolving Commitment, (iii) the existence (or alleged existence) of an event or condition which has had or could have a Material Adverse Effect, (iv) any breach of any Loan Document by the Administrative Agent, any Lender, the Borrower or any other Loan Party, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that in respect of any Swingline Loan, the maximum amount that any Revolving Lender shall be required to fund, whether as a Revolving Loan or as a participation, shall not exceed such Lender’s Commitment Percentage of such Swingline Loan except as otherwise provided in Section 3.9.(d). If such amount is not in fact made available to the Swingline Lender by any Revolving Lender, the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with accrued interest thereon for each day from the date of demand thereof, at the Federal Funds Rate. If such Lender does not pay such amount forthwith upon the Swingline Lender’s demand therefor, and until such time as such Lender makes the required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of such unpaid participation obligation for all purposes of the Loan Documents (other than those provisions requiring the other Lenders to purchase a participation therein). Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Revolving Loans, and any other amounts due it hereunder, to the Swingline Lender to fund Swingline Loans in the amount of the participation in Swingline Loans that such Lender failed to purchase pursuant to this Section until such amount has been purchased (as a result of such assignment or otherwise). Section 2.5. Rates and Payment of Interest on Loans. (a) Rates. The Borrower promises to pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of the making of such Loan to but excluding the date such Loan shall be paid in full, at the following per annum rates: (i) during such periods as such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time), plus the Applicable Margin for Base Rate Loans of the applicable Class of such Loan;

- 47 - LEGAL02/35717724v8 Execution Version (ii) during such periods as such Loan is a LIBOR Loan, at LIBOR for such Loan for the Interest Period therefor, plus the Applicable Margin for LIBOR Loans of the applicable Class of such Loan; (iii) if such Loan is an Absolute Rate Loan, at the Absolute Rate for such Loan, as applicable, for the Interest Period therefor quoted by the Lender making such Loan in accordance with Section 2.2.; and (iv) if such Loan is a LIBOR Margin Loan, at LIBOR for such Loan for the Interest Period therefor plus (or minus) the LIBOR Margin quoted by the Lender making such Loan in accordance with Section 2.2. Notwithstanding the foregoing, (x) while an Event of Default under Section 10.1.(a), Section 10.1.(e) or Section 10.1.(f) shall exist or (y) upon the vote of the Requisite Lenders in the case of the existence of any other Event of Default not described in the preceding clause (x), in each case, the Borrower shall pay to the Administrative Agent for the account of each Lender and each Issuing Bank, as the case may be, interest at the Post-Default Rate on the outstanding principal amount of any Loan made by such Lender, on all Reimbursement Obligations and on any other amount payable by the Borrower hereunder or under the Notes held by such Lender to or for the account of such Lender (including without limitation, accrued but unpaid interest to the extent permitted under Applicable Law). (b) Payment of Interest. All accrued and unpaid interest on the outstanding principal amount of each Loan shall be payable (i) for Loans that are not LIBOR Loans, monthly in arrears on the first Business Day of each month, commencing with the first full calendar month occurring after the Effective Date, (ii) for LIBOR Loans, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period and (iii) on any date on which the principal balance of such Loan is due and payable in full (whether at maturity, due to acceleration or otherwise). Interest payable at the Post-Default Rate shall be payable from time to time on demand. All determinations by the Administrative Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error. Section 2.6. Number of Interest Periods. There may be no more than (a) 10 different Interest Periods for LIBORRevolving Loans and Bid Rate Loans, collectively outstanding at the same time and (b) 5 different Interest Periods for Term Loans. Section 2.7. Repayment of Loans. (a) Revolving Loans and Term Loans. The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Revolvinga Class of Loans on the Termination Date for such Class of Loans. (b) Bid Rate Loans. The Borrower shall repay the entire outstanding principal amount of, and all accrued interest on, each Bid Rate Loan on the last day of the Interest Period of such Bid Rate Loan. Section 2.8. Prepayments. (a) Optional. Subject to Section 4.4., the Borrower may prepay any LoanClass of Loans (other than a Bid Rate Loan) at any time without premium or penalty. A Bid Rate Loan may only be

- 48 - LEGAL02/35717724v8 Execution Version prepaid with the prior written consent of the Lender holding such Bid Rate Loan. The Borrower shall give the Administrative Agent (i) with respect to the prepayment of any LIBOR Loan, at least 3 Business Days prior written notice of such prepayment and (ii) with respect to the prepayment of any Base Rate Loan, written notice not later than 12:00 pm noon Eastern time on the date of such prepayment. Each voluntary prepayment of a Class of Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess thereof. (b) Mandatory. (i) Revolving Commitment Overadvance. If at any time the aggregate principal amount of all outstanding Revolving Loans, Swingline Loans and Bid Rate Loans, together with the aggregate amount of all Letter of Credit Liabilities, exceeds the aggregate amount of the Revolving Commitments, the Borrower shall immediately upon demand pay to the Administrative Agent for the account of the Revolving Lenders, the amount of such excess. (ii) Bid Rate Facility Overadvance. If at any time the aggregate principal amount of all outstanding Bid Rate Loans exceeds one-half of the aggregate amount of all Revolving Commitments at such time, then the Borrower shall immediately pay to the Administrative Agent for the accounts of the applicable Lenders the amount of such excess. (iii) Application of Mandatory Prepayments. Amounts paid under the preceding subsection (b)(i) shall be applied to pay all amounts of principal outstanding on the Revolving Loans and any Reimbursement Obligations pro rata in accordance with Section 3.2.; provided, however that if no Default or Event of Default exists at the time such prepayment is made, and such prepayment would result in the Borrower being required to compensate the Lenders pursuant to Section 4.4., then such prepayment shall be applied first to Base Rate Loans and then to LIBOR Loans, and if any Letters of Credit are outstanding at such time, the remainder, if any, shall be deposited into the Letter of Credit Collateral Account for application to any Reimbursement Obligations. Amounts paid under the preceding subsection (b)(ii) shall be applied in accordance with Section 3.2.(e). If the Borrower is required to pay any outstanding LIBOR Loans or Bid Rate Loans by reason of this Section prior to the end of the applicable Interest Period therefor, the Borrower shall pay all amounts due under Section 4.4. (c) No Effect on Derivatives Contracts. No repayment or prepayment of the Loans pursuant to this Section shall affect any of the Borrower’s obligations under any Derivatives Contracts entered into with respect to the Loans. Section 2.9. [Reserved]Term Loans. (a) Making of Term Loans. Subject to the terms and conditions hereof and of the First Amendment, on the First Amendment Effective Date, each Term Loan Lender party to the First Amendment severally and not jointly agrees to make a Term Loan to the Borrower in the aggregate principal amount equal to the amount of such Lender’s Term Loan Commitment as provided in Schedule I to the First Amendment. Upon each such Term Loan Lender’s funding of its Term Loan of the Class established pursuant to the First Amendment, such Lender’s Term Loan Commitment of such Class of shall terminate. (b) Requests for Term Loans. Not later than 11:00 a.m. Eastern time at least 3 Business Days prior to the proposed First Amendment Effective Date, the Borrower shall deliver to the Administrative Agent a Notice of Borrowing requesting that the Term Loan Lenders party to the First Amendment make the Term Loans on the First Amendment Effective Date. Such Notice of Borrowing

- 49 - LEGAL02/35717724v8 Execution Version shall specify the aggregate principal amount of Term Loans to be borrowed, the Type of the Term Loans, the initial Interest Period for such Term Loans (if such Term Loans are to be LIBOR Loans) and the amount of such LIBOR Loans, if any, that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risks and the Specified Derivative Contracts to which such amount is subject. Such notice shall be irrevocable once given and binding on the Borrower. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Loan Lender. (c) Funding of Term Loans. Each such Term Loan Lender shall deposit an amount equal to the Term Loan to be made by such Term Loan Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds, not later than 1:00 p.m. Eastern time on the First Amendment Effective Date. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Borrower in the account specified by the Borrower in the Disbursement Instruction Agreement, not later than 2:00 p.m. Eastern time on the First Amendment Effective Date, the proceeds of such amounts received by the Administrative Agent. The Borrower may not reborrow any portion of the Term Loans once repaid. Section 2.10. Continuation. So long as no Event of Default exists and, without the prior written consent of the Administrative Agent, so long as no Default exists, the Borrower may on any Business Day, with respect to any LIBOR Loan, elect to maintain such LIBOR Loan or any portion thereof as a LIBOR Loan by selecting a new Interest Period for such LIBOR Loan. Each Continuation of a LIBOR Loan shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount, and each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Borrower giving to the Administrative Agent a Notice of Continuation not later than 11:00 a.m. Eastern time on the third Business Day prior to the date of any such Continuation. Such notice by the Borrower of a Continuation shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the LIBOR Loans, Class and portions thereof subject to such Continuation and, (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder and (d) the amount of such LIBOR Loans, if any, that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risks and the Specified Derivatives Contract(s) to which such amount is subject. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Administrative Agent shall notify each Lender holding Loans being Continued of the proposed Continuation. If the Borrower shall fail to select in a timely manner a new Interest Period for any LIBOR Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, continue as a LIBOR Loan with an Interest Period of one month; provided, however that if a Default or Event of Default exists, such Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding the first sentence of Section 2.11. or the Borrower’s failure to comply with any of the terms of such Section. Section 2.11. Conversion. The Borrower may on any Business Day, upon the Borrower’s giving of a Notice of Conversion to the Administrative Agent by telecopy, electronic mail or other similar form of communication, Convert all or a portion of a Loan of one Type into a Loan of another Type but of the same Class; provided, however, a Base Rate Loan may not be Converted into a LIBOR Loan if a Default or Event of Default exists. Each Conversion of Base Rate Loans of a Class into LIBOR Loans of such Class shall be in an

- 50 - LEGAL02/35717724v8 Execution Version aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount. Each such Notice of Conversion shall be given not later than 11:00 a.m. Eastern time 3 Business Days prior to the date of any proposed Conversion. Promptly after receipt of a Notice of Conversion, the Administrative Agent shall notify each Lender holding Loans being Converted of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by telecopy, electronic mail or other similar form of communication in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type and Class of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into and, (e) if such Conversion is into a LIBOR Loan, the requested duration of the Interest Period of such Loan and (f) the amount of such LIBOR Loans, if any, that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risks and the Specified Derivatives Contract(s) to which such amount is subject. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given. Section 2.12. Notes. (a) Notes. Except in the case of a Lender that has notified the Administrative Agent in writing that it elects not to receive (i) a Revolving Note, the Revolving Loans made by each Revolving Lender shall, in addition to this Agreement, also be evidenced by a Revolving Note, payable to the order of such Lender in a principal amount equal to the amount of its Revolving Commitment as originally in effect and otherwise duly completed and, (ii) a Term Note, the Term Loans made by each Term Loan Lender shall, in addition to this Agreement, also be evidenced by a Term Note, payable to the order of such Lender in a principal amount equal to the amount of its Term Loan and otherwise duly completed and (iii) a Bid Rate Note, the Bid Rate Loans made by a Revolving Lender to the Borrower shall, in addition to this Agreement, also be evidenced by a Bid Rate Note payable to the order of such Revolving Lender. The Swingline Loans made by the Swingline Lender to the Borrower shall, in addition to this Agreement, also be evidenced by a Swingline Note payable to the order of the Swingline Lender. (b) Records. The date, amount, interest rate, Class, Type and duration of Interest Periods (if applicable) of each Loan made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and such entries shall be binding on the Borrower absent manifest error; provided, however, that (i) the failure of a Lender to make any such record shall not affect the obligations of the Borrower under any of the Loan Documents and (ii) if there is a discrepancy between such records of a Lender and the statements of accounts maintained by the Administrative Agent pursuant to Section 3.8., in the absence of manifest error, the statements of account maintained by the Administrative Agent pursuant to Section 3.8. shall be controlling. (c) Lost, Stolen, Destroyed or Mutilated Notes. Upon receipt by the Borrower of (i) written notice from a Lender that a Note of such Lender has been lost, stolen, destroyed or mutilated, and (ii)(A) in the case of loss, theft or destruction, an unsecured agreement of indemnity from such Lender in form reasonably satisfactory to the Borrower, or (B) in the case of mutilation, upon surrender and cancellation of such Note, the Borrower shall at its own expense execute and deliver to such Lender a new Note dated the date of such lost, stolen, destroyed or mutilated Note. Section 2.13. Voluntary Reductions of the Revolving Commitments. The Borrower shall have the right to terminate or reduce the aggregate unused amount of the Revolving Commitments (for which purpose use of the Revolving Commitments shall be deemed to include the aggregate amount of all Letter of Credit Liabilities and the aggregate principal amount of all outstanding Bid Rate Loans and Swingline Loans) at any time and from time to time without penalty or premium upon not less than 5 Business Days prior written notice to the Administrative Agent of each

- 51 - LEGAL02/35717724v8 Execution Version such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which in the case of any partial reduction of the Revolving Commitments shall not be less than $1,000,000 and integral multiples of $500,000 in excess of that amount in the aggregate) and shall be irrevocable once given and effective only upon receipt by the Administrative Agent (“Reduction Notice”); provided, however, the Borrower may not reduce the aggregate amount of the Revolving Commitments below $50,000,000 unless the Borrower is terminating the Revolving Commitments in full. Promptly after receipt of a Reduction Notice the Administrative Agent shall notify each Revolving Lender of the proposed termination or Commitment reduction. The Revolving Commitments, once reduced or terminated pursuant to this Section, may not be increased or reinstated, except as provided pursuant to Section 2.17. The Borrower shall pay all interest and fees on the Revolving Loans accrued to the date of such reduction or termination of the Revolving Commitments to the Administrative Agent for the account of the Revolving Lenders, including but not limited to any applicable compensation due to each Revolving Lender in accordance with Section 4.4. Section 2.14. Extension of Revolving Termination Date. The Borrower shall have the right, exercisable two times, to extend the Revolving Termination Date by six-months in the case of each such extension. The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 30 days but not more than 90 days prior to the current Revolving Termination Date, a written request for such extension (an “Extension Request”). The Administrative Agent shall notify the Revolving Lenders if it receives an Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Revolving Termination Date shall be extended for six-months effective upon receipt by the Administrative Agent of the Extension Request and payment of the fee referred to in the following clause (iiiy): (x) immediately prior to such extension and immediately after giving effect thereto, (A) no Default or Event of Default shall exist and (B) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents and (y) the Borrower shall have paid the Fees payable under Section 3.5.(e). At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding sub-clauses (x)(A) and (x)(B). Section 2.15. Expiration Date of Letters of Credit Past Revolving Commitment Termination. If on the date the Revolving Commitments are terminated or reduced to zero (whether voluntarily, by reason of the occurrence of an Event of Default or otherwise) there are any Letters of Credit outstanding hereunder and the aggregate Stated Amount of such Letters of Credit exceeds the balance of available funds on deposit in the Letter of Credit Collateral Account, then the Borrower shall, on such date, pay to the Administrative Agent, for its benefit and the benefit of the Issuing Bank and the Revolving Lenders, for deposit into the Letter of Credit Collateral Account, an amount of money equal to the amount of such excess.

- 52 - LEGAL02/35717724v8 Execution Version Section 2.16. Amount Limitations. Notwithstanding any other term of this Agreement or any other Loan Document, no Revolving Lender shall be required to make a Revolving Loan, no Revolving Lender shall make any Bid Rate Loan, the Issuing Banks shall not be required to issue a Letter of Credit and no reduction of the Revolving Commitments pursuant to Section 2.13. shall take effect, if immediately after the making of such Loan, the issuance of such Letter of Credit or such reduction in the Revolving Commitments: (a) the aggregate principal amount of all outstanding Revolving Loans, Bid Rate Loans and Swingline Loans, together with the aggregate amount of all Letter of Credit Liabilities, would exceed the aggregate amount of the Revolving Commitments at such time; or (b) the aggregate principal amount of all outstanding Bid Rate Loans would exceed 50.0% of the aggregate amount of the Revolving Commitments at such time. Section 2.17. Increase in Revolving Commitments; Additional Term Loans. (a) The Borrower shall have the right exercisable 43 times to request (i)(i) during the period beginning on the Effective Date to but excluding the Revolving Termination Date to request increases in the aggregate amount of the Revolving Commitments or (ii) the making of term loans (“during the period from the First Amendment Effective Date to but excluding the latest Termination Date then in effect for a Class of Term Loans to request the making of Additional Term Loans (“Additional Term Loans”), in each case, following the Agreement Date by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that after giving effect to any such increases of the Revolving Commitments and the making of the Additional Term Loans, the aggregate amount of the Revolving Commitments and the aggregate outstanding principal balance of the Term Loans shall not exceed $1,000,000,000. Each such increase in the Commitments or borrowing of Term Loans must be an aggregate minimum amount of $20,000,000 and integral multiples of $500,000 in excess thereof. No Lender shall be obligated in any way whatsoever to increase its Revolving Commitment, to provide a new Revolving Commitment or to make aan Additional Term Loan, and any new Lender becoming a party to this Agreement in connection with any such requested increase of the Revolving Commitments or making of Additional Term Loans must be an Eligible Assignee. If a Person becomes a new Lender having a Commitment under this Agreement, or if any existing Revolving Lender is increasing its Revolving Commitment, such Lender shall on the date it becomes a Revolving Lender hereunder (or in the case of an existing Revolving Lender, increases its Revolving Commitment) (and as a condition thereto) purchase from the other Revolving Lenders its Commitment Percentage (determined with respect to the Revolving Lenders’ respective Revolving Commitments and after giving effect to the increase of Revolving Commitments) of any outstanding Revolving Loans, by making available to the Administrative Agent for the account of such other Revolving Lenders, in same day funds, an amount equal to (A) the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Lender, plus (B) the aggregate amount of payments previously made by the other Revolving Lenders under Section 2.3.(j) that have not been repaid, plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Loans. The Borrower shall pay to the Revolving Lenders amounts payable, if any, to such Revolving Lenders under Section 4.4. as a result of the prepayment of any such Revolving Loans. Effecting any increase of the Revolving Commitments or the making of Additional Term Loans under this Section is subject to the following conditions precedent: (x) no Default or Event of Default shall be in existence on the effective date of such increase of the Revolving Commitments or the making of such Additional Term Loans, (y) the Continuing Representations made or deemed made by the Borrower and any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall

- 53 - LEGAL02/35717724v8 Execution Version be true and correct in all respects) on the effective date of any such increase in the Revolving Commitments or making of Additional Term Loans except to the extent that such representations and warranties expressly related solely to an earlier date (in which case such representations and warranties shall behave been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall behave been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited hereunder of the Commitments or the making of such Term Loans and (z) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by the Secretary or Assistant Secretary of (A) all corporate, partnership, member or other necessary action taken by the Borrower to authorize such increase of the Revolving Commitments or borrowing of such Additional Term Loans and (B) all corporate, partnership, member or other necessary action taken by each Guarantor authorizing the guaranty of such increase of the Revolving Commitments or such Additional Term Loans; (ii) if requested by the Administrative Agent, an opinion of counsel to the Borrower and the Guarantors, and addressed to the Administrative Agent, the Issuing Banks and the Lenders covering such matters as reasonably requested by the Administrative Agent; and (iii) (A) in the case of an increase in the Revolving Commitments, new Revolving Notes executed by the Borrower, payable to any new Revolving Lenders providing Revolving Commitments and replacement Revolving Notes executed by the Borrower, payable to any existing Revolving Lenders increasing their respective Revolving Commitments, in each case, in the amount of such Lender’s Revolving Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of the Revolving Commitments unless such Lender has requested not to receive a Revolving Note (and if such Revolving Note is in replacement of an existing Revolving Note, such Revolving Lender shall promptly return any existing Revolving Notes held by such Revolving Lender to the Borrower (or, if lost, destroyed or mutilated, if requested by the Borrower a lost note affidavit including a customary indemnity)) and (B) in the case of making of Additional Term Loans, term notesnew Term Notes of the applicable Class of Term Loans executed by the Borrower, payable to any Lender providing Term Loansnew Term Loan Lenders making such Additional Term Loans of such Class, and replacement Term Notes (and if any such Term Note is in replacement of an existing Term Note, such Term Loan Lender shall promptly return any existing Term Notes held by such Term Loan Lender to the Borrower (or, if lost, destroyed or mutilated, if requested by the Borrower, a lost note affidavit including a customary indemnity)) of the applicable Class executed by the Borrower payable to such existing Term Loan Lenders making such Additional Term Loans of such Class, in each case, in the aggregate outstanding principal amount of such Lender’s Term Loan unless suchoutstanding Term Loan of the applicable Class at the time of the making of such Additional Term Loans (excluding, in the case of the preceding clauses (A) and (B), any Lender that has requested that it not to receive such term noteNotes). In connection with any increase in the aggregate amount of the Revolving Commitments or the making of Additional Term Loans pursuant to this Section 2.17. any Lender becoming a party hereto shall (1) execute such documents and agreements as the Administrative Agent may reasonably request and (2) in the case of any Lender that is organized under the laws of a jurisdiction outside of the United States of America, provide to the Administrative Agent, its name, address, tax identification number and/or such other information as shall be necessary for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act. (b) This Section 2.17. shall supersede any provisions in Section 3.2. or Section 12.6. to the contrary. Section 2.18. Funds Transfer Disbursements. The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an

- 54 - LEGAL02/35717724v8 Execution Version authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement. ARTICLE III. PAYMENTS, FEES AND OTHER GENERAL PROVISIONS Section 3.1. Payments. (a) Payments by Borrower. Except to the extent otherwise provided herein, all payments of principal, interest, Fees and other amounts to be made by the Borrower under this Agreement, the Notes or any other Loan Document shall be made in Dollars, in immediately available funds, without setoff, deduction or counterclaim (excluding Taxes required to be withheld pursuant to Section 3.10.), to the Administrative Agent at the Principal Office, not later than 2:00 p.m. Eastern time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Subject to Section 10.5., the Borrower shall, at the time of making each payment under this Agreement or any other Loan Document, specify to the Administrative Agent the amounts payable by the Borrower hereunder to which such payment is to be applied. Each payment received by the Administrative Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Lender to the Administrative Agent from time to time, for the account of such Lender at the applicable Lending Office of such Lender. Each payment received by the Administrative Agent for the account of an Issuing Bank under this Agreement shall be paid to such Issuing Bank by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Issuing Bank to the Administrative Agent from time to time, for the account of such Issuing Bank. In the event the Administrative Agent fails to pay such amounts to such Lender or such Issuing Bank, as the case may be, within one Business Day of receipt of such amounts, the Administrative Agent shall pay interest on such amount until paid at a rate per annum equal to the Federal Funds Rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall continue to accrue at the rate, if any, applicable to such payment for the period of such extension. (b) Presumptions Regarding Payments by Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or an Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may (but shall not be obligated to), in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent on demand that amount so distributed to such Lender or such Issuing Bank, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Section 3.2. Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Revolving Lenders under Sections 2.1.(a), 2.3.(e) and 2.4.(e) shall be made from the Revolving Lenders, each payment of the fees under SectionsSection 3.5.(b), the first sentence of Section 3.5.(c), and Section 3.5.(e) shall be made for the account of the Revolving Lenders, and each termination or reduction of the amount of the Revolving Commitments under Section 2.13. or otherwise pursuant to this Agreement shall be applied to

- 55 - LEGAL02/35717724v8 Execution Version the respective Revolving Commitments of the Revolving Lenders, pro rata according to the amounts of their respective Revolving Commitments; (b) the making of Term Loans under Section 2.9. shall be made from the applicable Class of Term Loan Lenders, pro rata according to the amounts of their respective Term Loan Commitments of such Class; (c) each payment or prepayment of principal of Revolvinga Class of Loans shall be made for the account of the Lenders of such Class pro rata in accordance with the respective unpaid principal amounts of the Revolving Loans of such Class held by them, provided that, subject to Section 3.9., if immediately prior to giving effect to any such payment in respect of any Revolving Loans the outstanding principal amount of the Revolving Loans shall not be held by the Revolving Lenders pro rata in accordance with their respective Revolving Commitments in effect at the time such Revolving Loans were made, then such payment shall be applied to the Revolving Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Revolving Loans being held by the Revolving Lenders pro rata in accordance with such respective Revolving Commitments; (cd) each payment of interest on Revolvinga Class of Loans shall be made for the account of the Lenders of such Class pro rata in accordance with the amounts of interest on such Revolving Loans then due and payable to the respective Lenders of such Class; (de) the Conversion and Continuation of Revolving Loans of a particular Class and Type (other than Conversions provided for by Sections 4.1.(c) and 4.5.) shall be made pro rata among the Lenders of such Class according to the amounts of their respective Revolving Loans of such Class and the then current Interest Period for each Lender’s portion of each such Loan of such Type shall be coterminous; (ef) each prepayment of principal of Bid Rate Loans pursuant to Section 2.8.(b)(ii) shall be made for account of the Lenders then owed Bid Rate Loans pro rata in accordance with the respective unpaid principal amounts of the Bid Rate Loans then owing to each such Lender; (fg) the Revolving Lenders’ participation in, and payment obligations in respect of, Swingline Loans under Section 2.4., shall be in accordance with their respective Commitment Percentages; and (gh) the Revolving Lenders’ participation in, and payment obligations in respect of, Letters of Credit under Section 2.3., shall be in accordance with their respective Commitment Percentages. All payments of principal, interest, fees and other amounts in respect of the Swingline Loans shall be for the account of the Swingline Lender only (except to the extent any Revolving Lender shall have acquired a participating interest in any such Swingline Loan pursuant to Section 2.4.(e), in which case such payments shall be pro rata in accordance with such participating interests). Section 3.3. Sharing of Payments, Etc. If a Lender shall obtain payment of any principal of, or interest on, any Loan of a Class made by it to the Borrower under this Agreement or shall obtain payment on any other Obligation owing by the Borrower or any other Loan Party through the exercise of any right of set-off, banker’s lien, counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by or on behalf of the Borrower or any other Loan Party to a Lender not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders of the same Class as such Lender in accordance with Section 3.2. or Section 10.5., as applicable, such Lender shall promptly purchase from the other Lenders of such Class participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans of such Class made by the other Lenders of such Class or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders of such Class shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of Section 3.2. or Section 10.5., as applicable. To such end, all the Lenders of such Class shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender of a Class so purchasing a participation (or direct interest) in the Loans or other Obligations owed to suchthe other Lenders of such Class may exercise all rights of set-off, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans of such Class in the amount of such

- 56 - LEGAL02/35717724v8 Execution Version participation so long as such Participant has agreed to be subject to this Section. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. Section 3.4. Several Obligations. No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender. Section 3.5. Fees. (a) Closing Fee. On the Effective Date, the Borrower agrees to pay to the Administrative Agent and each Lender all loan fees then due as have been agreed to herein or in the Fee Letter in writing by the Borrower and the Administrative Agent or each Lender, as applicable. (b) Revolving Facility Fees. During the period from the Effective Date to but excluding the Revolving Termination Date, the Borrower agrees to pay to the Administrative Agent for the account of the Revolving Lenders a facility fee equal to the daily aggregate amount of the Revolving Commitments (whether or not utilized) times a rate per annum equal to the Applicable Facility Fee. Such fee shall be payable quarterly in arrears on the first day of each January, April, July and October during the term of this Agreement and on the Revolving Termination Date or any earlier date of termination of the Revolving Commitments or reduction of the Revolving Commitments to zero. The Borrower acknowledges that the fee payable hereunder is a bona fide commitment fee and is intended as reasonable compensation to the Revolving Lenders for committing to make funds available to the Borrower as described herein and for no other purposes. (c) Letter of Credit Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a letter of credit fee at a rate per annum equal to the Applicable Margin for Revolving Loans that are LIBOR Loans times the daily average Stated Amount of each Letter of Credit for the period from and including the date of issuance of such Letter of Credit (x) to and including the date such Letter of Credit expires or is cancelled or terminated or (y) to but excluding the date such Letter of Credit is drawn in full; provided, however, notwithstanding anything to the contrary contained herein, during any period that interest is payable at the Post-Default Rate pursuant to Section 2.5.(a), such letter of credit fees shall accrue at the Post-Default Rate. In addition to such fees, the Borrower shall pay to each Issuing Bank solely for its own account, a one-time fronting fee in respect of each Letter of Credit issued by such Issuing Bank equal to one-eighth of one percent (0.125%) of the initial Stated Amount of such Letter of Credit; provided, however, in no event shall the aggregate amount of such fee in respect of any Letter of Credit be less than $500. The fees provided for in the immediately preceding two sentences shall be nonrefundable and payable, (A) in the case of the fee provided for in the first sentence, in arrears (i) quarterly on the first day of January, April, July and October, (ii) on the Revolving Termination Date, (iii) on the date the Revolving Commitments are terminated or reduced to zero and (iv) thereafter from time to time on demand of the Administrative Agent, and (B) in the case of the fee provided for in the second sentence, at the time of issuance of such Letter of Credit. The Borrower shall pay directly to each Issuing Bank from time to time on demand all commissions, charges, costs and expenses in the amounts customarily charged or incurred by such Issuing Bank from time to time in like circumstances with respect to the issuance, amendment, renewal or extension of any Letter of Credit or any other transaction relating thereto.

- 57 - LEGAL02/35717724v8 Execution Version (d) Bid Rate Loan Fees. The Borrower agrees to pay to the Administrative Agent such fees payable in connection with the Bid Rate Loans as set forth in the Fee Letter. (e) Revolving Credit Extension Fee. If the Borrower exercises its right to extend the Revolving Termination Date in accordance with Section 2.14., the Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a fee equal to (0.075%) of the amount of such Lender’s Revolving Commitment (whether or not utilized) payable in connection with each such extension. Such fee shall be due and payable in full on the date the Administrative Agent receives the Extension Request pursuant to such Section. If, for any reason, the Borrower pays the Extension Feesuch fee and the Revolving Termination Date is not extended pursuant to Section 2.14., such fee shall be returned to the Borrower unless a determination not to extend the Revolving Termination Date is made on or after the Revolving Termination Date, in which case such fee shall be applied as a payment on account of the Obligations. (f) Administrative and Other Fees. The Borrower agrees to pay the administrative and other fees of the Administrative Agent as set forth in the Fee Letter and as may be otherwise agreed to in writing from time to time by the Borrower and the Administrative Agent. Section 3.6. Computations. Unless otherwise expressly set forth herein, any accrued interest on any Loan, any Fees or any other Obligations due hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed, except that interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as applicable, and the actual number of days elapsed. Section 3.7. Usury. In no event shall the amount of interest due or payable on the Loans or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or any other Loan Party or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law. The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Agreement is and shall be the interest specifically described in Section 2.5.(a)(i) through (iv) and, with respect to Swingline Loans, in Section 2.4.(c). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, syndication fees, facility fees, closing fees, letter of credit fees, underwriting fees, default charges, late charges, funding or “breakage” charges, increased cost charges, attorneys’ fees and reimbursement for costs and expenses paid by the Administrative Agent or any Lender to third parties or for damages incurred by the Administrative Agent or any Lender, in each case, in connection with the transactions contemplated by this Agreement and the other Loan Documents, are charges made to compensate the Administrative Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Administrative Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned when due and nonrefundable when paid.

- 58 - LEGAL02/35717724v8 Execution Version Section 3.8. Statements of Account. The Administrative Agent will account to the Borrower monthly with a statement of Loans, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Administrative Agent shall be deemed conclusive upon the Borrower absent manifest error. The failure of the Administrative Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder. Section 3.9. Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitiondefinitions of Requisite Lenders and Requisite Class Lenders and in Section 12.6. (b) Defaulting Lender Waterfall. Any payment of principal, interest, Fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article X. or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.3. shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, in the case of a Defaulting Lender that is a Revolving Lender, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Banks or the Swingline Lender hereunder; third, in the case of a Defaulting Lender that is a Revolving Lender, to Cash Collateralize the Issuing Banks’ Fronting Exposures with respect to such Defaulting Lender in accordance with subsection (e) below; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, in the case of a Defaulting Lender that is a Revolving Lender, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Banks’ future Fronting Exposures with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with subsection (e) below; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans of a Class (other than Bid Rate Loans) or amounts owing by such Defaulting Lender under Section 2.3.(j) in respect of Letters of Credit (such amounts “L/C Disbursements”), in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans (other than Bid Rate Loans) were made or the related Letters of Credit were issued at a time when the conditions set forth in Article V. were satisfied or waived, such payment shall be applied solely to pay the Loans of such Class (other than Bid Rate Loans) of, and L/C Disbursements owed to, all Non-Defaulting Lenders of the applicable Class on a pro rata basis prior to being applied to the payment of any Loans (other than Bid Rate Loans) of, or

- 59 - LEGAL02/35717724v8 Execution Version L/C Disbursements owed to, such Defaulting Lender until such time as all Loans of such Class (other than Bid Rate Loans) and funded and unfunded participations in Letter of Credit Liabilities and Swingline Loans are held by the Revolving Lenders pro rata in accordance with their respective Commitment Percentages (determined without giving effect to subsection (d) of this Section) and all Term Loans of each Class are held by the Term Loan Lenders of such Class pro rata as if there had been no Defaulting Lenders of such Class. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents thereto. (c) Certain Fees. (i) No Defaulting Lender that is a Revolving Lender shall be entitled to receive any Fee payable under Section 3.5.(b) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (ii) Each Defaulting Lender that is a Revolving Lender shall be entitled to receive Fees payable under the first sentence of Section 3.5.(c) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to the immediately following subsection (e). (iii) With respect to any Fee not required to be paid to any Defaulting Lender pursuant to the immediately preceding clause (ii), the Borrower shall (x) pay to each Non-Defaulting Lender that is a Revolving Lender that portion of any such Fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Liabilities or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to the immediately following subsection (d), (y) pay to the Issuing Banks and the Swingline Lender, as applicable, the amount of any such Fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such Fee. (d) Reallocation of Participations to Reduce Fronting Exposure. AllIn the case of a Defaulting Lender that is a Revolving Lender, all or any part of such Defaulting Lender’s participation in Letter of Credit Liabilities and Swingline Loans shall be reallocated among the Non-Defaulting Lenders that are Revolving Lenders in accordance with their respective Commitment Percentages (determined without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any such Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (e) Cash Collateral, Repayment of Swingline Loans. (i) If the reallocation described in the immediately preceding subsection (d) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount

- 60 - LEGAL02/35717724v8 Execution Version equal to the Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize the Issuing Banks’ Fronting Exposures in accordance with the procedures set forth in this subsection. (ii) At any time that there shall exist a Defaulting Lender that is a Revolving Lender, within 2 Business Days following the written request of the Administrative Agent or an Issuing Bank (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize such Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to the immediately preceding subsection (d) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the aggregate Fronting Exposure of such Issuing Bank with respect to Letters of Credit issued and outstanding at such time. (iii) The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grant to the Administrative Agent, for the benefit of the Issuing Banks, and agree to maintain, a first priority security interest in all such Cash Collateral as security for the obligations of Defaulting Lenders’ obligation that are Revolving Lenders to fund participations in respect of Letter of Credit Liabilities, to be applied pursuant to the immediately following clause (iv). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Banks as herein provided, or that the total amount of such Cash Collateral is less than the aggregate Fronting Exposures of the Issuing Banks with respect to Letters of Credit issued and outstanding at such time, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (iv) Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section in respect of Letters of Credit shall be applied to the satisfaction of the obligations of Defaulting Lender’s obligationLenders that are Revolving Lenders to fund participations in respect of Letter of Credit Liabilities (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (v) Cash Collateral (or the appropriate portion thereof) provided to reduce the Issuing Banks’ Fronting Exposures shall no longer be required to be held as Cash Collateral pursuant to this subsection following (x) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Revolving Lender), or (y) the determination by the Administrative Agent and the Issuing Banks that there exists excess Cash Collateral; provided that, subject to the immediately preceding subsection (b), the Person providing Cash Collateral and the Issuing Banks may (but shall not be obligated to) agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents. (f) Defaulting Lender Cure. If the Borrower, and the Administrative Agent (and solely in the case of a Defaulting Lender that is a Revolving Lender, the Swingline Lender and the Issuing Banks) agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which, in the case of a Defaulting Lender that is a Revolving Lender, may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable,

- 61 - LEGAL02/35717724v8 Execution Version purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause, as applicable, (i) the Revolving Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Revolving Lenders in accordance with their respective Commitment Percentages (determined without giving effect to the immediately preceding subsection (d)), and (ii) the Term Loans of each Class to be held by the Term Loan Lenders of such Class pro rata as if there had been no Defaulting Lenders of such Class, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to Fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (g) New Swingline Loans/Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) the Issuing Banks shall not be required to issue, extend, renew or increase any Letter of Credit unless they are satisfied that they will have no Fronting Exposure after giving effect thereto. (h) Purchase of Defaulting Lender’s Commitment/Loans. During any period that a Lender is a Defaulting Lender, the Borrower may, by the Borrower giving written notice thereof to the Administrative Agent, such Defaulting Lender and the other Lenders, demand that such Defaulting Lender assign its Revolving Commitment, if any, and Loans to an Eligible Assignee subject to and in accordance with the provisions of Section 12.5.(b). No party hereto shall have any obligation whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. In addition, any Lender who is not a Defaulting Lender may, but shall not be obligated, in its sole discretion, to acquire the face amount of all or a portion of such Defaulting Lender’s Revolving Commitment and Loans via an assignment subject to and in accordance with the provisions of Section 12.5.(b). In connection with any such assignment, such Defaulting Lender shall promptly execute all documents reasonably requested to effect such assignment, including an appropriate Assignment and Assumption and shall pay to the Administrative Agent the assignment fee payable under Section 12.5.(b). The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expense and at no cost or expense to the Administrative Agent or any of the Lenders. In the event that a Defaulting Lender does not execute an Assignment and Assumption pursuant to Section 12.5.(b) within 5 Business Days after receipt by such Defaulting Lender of notice under this Section 3.9.(h) and presentation to such Defaulting Lender of an Assignment and Assumption evidencing an assignment pursuant to Section 12.5.(b), the Administrative Agent may elect, in its sole and absolute discretion, to execute such an Assignment and Assumption on behalf of such Defaulting Lender, and any such Assignment and Assumption so executed by the Administrative Agent, the Eligible Assignee and the Borrower, shall be effective for purposes of Section 12.5.(b). Each Defaulting Lender hereby grants to the Administrative Agent a limited power of attorney to execute any such Assignment and Assumption on behalf of such Defaulting Lender shall it fail to do so as required by this subsection. The Borrower confirms that is obligations under Section 12.9. apply to any and all actions taken or not taken by the Administrative Agent under this subsection. Section 3.10. Taxes. (a) Issuing Bank. For purposes of this Section, the term “Lender” includes the Issuing Banks and the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document shall be made without deduction or

- 62 - LEGAL02/35717724v8 Execution Version withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or other applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Borrower. The Borrower and the other Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrower. The Borrower and the other Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error; provided that the determinations in such statement are made on a reasonable basis and in good faith. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or another Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower and the other Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.5. relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection. The provisions of this subsection shall continue to inure to the benefit of an Administrative Agent following its resignation or removal as Administrative Agent. (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or any other Loan Party to a Governmental Authority pursuant to this Section, the Borrower or such other Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders.

- 63 - LEGAL02/35717724v8 Execution Version (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8BEN, or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (II) an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8ECI;

- 64 - LEGAL02/35717724v8 Execution Version (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit O-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of IRS Form W-8BEN or W-8BEN-E, as applicable,; or (IV) to the extent a Foreign Lender is not the beneficial owner, an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit O-2 or Exhibit O-3, IRS Form W- 9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit O-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

- 65 - LEGAL02/35717724v8 Execution Version Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. ARTICLE IV. YIELD PROTECTION, ETC. Section 4.1. Additional Costs; Capital Adequacy. (a) Capital Adequacy. If any Lender determines that any Regulatory Change affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Regulatory Change (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as shall compensate such Lender or such Lender’s holding company for any such reduction suffered. (b) Additional Costs. In addition to, and not in limitation of the immediately preceding subsection (a), the Borrower shall promptly pay to the Administrative Agent for the account of a Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs incurred by such Lender that it reasonably determines are attributable to its making or maintaining of any LIBOR Loans or LIBOR Margin Loans or its obligation to make any LIBOR Loans hereunder, any reduction in any amount receivable by such Lender under this Agreement or any of the other Loan Documents in respect of any of such LIBOR Loans or LIBOR Margin Loans or such obligation or the maintenance by such Lender of capital in respect of its LIBOR Loans or LIBOR Margin

- 66 - LEGAL02/35717724v8 Execution Version Loans or its Commitments (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any of the other Loan Documents in respect of any of such LIBOR Loans or LIBOR Margin Loans or its Commitments (other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes); (ii) imposes or modifies any reserve, special deposit, compulsory loan, insurance charge or similar requirements (other than Regulation D of the Board of Governors of the Federal Reserve System or other similar reserve requirement applicable to any other category of liabilities or category of extensions of credit or other assets by reference to which the interest rate on LIBOR Loans or LIBOR Margin Loans is determined to the extent utilized when determining LIBOR for such Loans) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, or other credit extended by, or any other acquisition of funds by such Lender (or its parent corporation), or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder); or (iii) imposes on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or the Loans made by such Lender. (c) Lender’s Suspension of LIBOR Loans and LIBOR Margin Loans. Without limiting the effect of the provisions of the immediately preceding subsections (a) and (b), if by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on LIBOR Loans or LIBOR Margin Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes LIBOR Loans or LIBOR Margin Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue, or to Convert Base Rate Loans into, LIBOR Loans and/or the obligation of a Lender that has outstanding a Bid Rate Quote to make LIBOR Margin Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.5. shall apply). (d) Additional Costs in Respect of Letters of Credit. Without limiting the obligations of the Borrower under the preceding subsections of this Section (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any Governmental Authority there shall be imposed, modified or deemed applicable any Tax (other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes), reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit and the result shall be to increase the cost to an Issuing Bank of issuing (or any Revolving Lender of purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit or reduce any amount receivable by an Issuing Bank or any Revolving Lender hereunder in respect of any Letter of Credit, then, upon demand by such Issuing Bank or such Lender, the Borrower shall pay to such Issuing Bank or, in the case of such Lender, to the Administrative Agent for the account of such Lender, from time to time as specified by such Issuing Bank or such Lender, such additional amounts as shall be sufficient to compensate such Issuing Bank or such Lender for such increased costs or reductions in amount. (e) Notification and Determination of Additional Costs. Each of the Administrative Agent, each Issuing Bank and each Lender, as the case may be, agrees to notify the Borrower (and in the case of

- 67 - LEGAL02/35717724v8 Execution Version an Issuing Bank or a Lender, to notify the Administrative Agent) of any event occurring after the Agreement Date entitling the Administrative Agent, such Issuing Bank or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, that the failure of the Administrative Agent, any Issuing Bank or any Lender to give such notice shall not release the Borrower from any of its obligations hereunder; provided, further, that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Regulatory Change giving rise to such increased costs or reductions, and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor (except that, if the Regulatory Change giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). The Administrative Agent, each Issuing Bank and each Lender, as the case may be, agrees to furnish to the Borrower (and in the case of an Issuing Bank or a Lender to the Administrative Agent as well) a certificate setting forth in reasonable detail the basis and amount of each request for compensation under this Section. Determinations by the Administrative Agent, such Issuing Bank or such Lender, as the case may be, of the effect of any Regulatory Change shall be conclusive and binding for all purposes, absent manifest error. The Borrower shall pay the Administrative Agent, any such Issuing Bank and or any such Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof, provided that such determinations are made on a reasonable basis and in good faith; provided, however, that a Lender shall not be entitled to submit a claim for compensation based upon a Regulatory Change pursuant to any subsection of this Section 4.1. unless the making of such claim is consistent with such Lender’s general practices under similar circumstances in respect of similarly situated borrowers with credit agreements entitling it to make such claims (it being agreed that a Lender shall not be required to disclose any confidential or proprietary information in connection with such determination or the making of such claim). Section 4.2. Suspension of LIBOR Loans and LIBOR Margin Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of LIBOR for any Interest Period: (a) the Administrative Agent shall determine (which determination shall be conclusive) that reasonable and adequate means do not exist for the ascertaining LIBOR for such Interest Period; (b) the Administrative Agent reasonably determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of LIBOR are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein; (c) the Administrative Agent reasonably determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of LIBOR upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not likely to adequately cover the cost to any Lender of making or maintaining LIBOR Loans for such Interest Period; or (d) any Revolving Lender that has outstanding a Bid Rate Quote with respect to a LIBOR Margin Loan reasonably determines (which determination shall be conclusive) that LIBOR will not adequately and fairly reflect the cost to such Revolving Lender of making or maintaining such LIBOR Margin Loan;

- 68 - LEGAL02/35717724v8 Execution Version then the Administrative Agent shall give the Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, (i) the Lenders shall be under no obligation to, and shall not, make additional LIBOR Loans, Continue LIBOR Loans or Convert Loans into LIBOR Loans and the Borrower shall, on the last day of each current Interest Period for each outstanding LIBOR Loan, either prepay such Loan or Convert such Loan into a Base Rate Loan and (ii) in the case of clause (d) above, no Revolving Lender that has outstanding a Bid Rate Quote with respect to a LIBOR Margin Loan shall be under any obligation to make such Loan. Section 4.3. Illegality. Notwithstanding any other provision of this Agreement, (a) if any Lender shall determine (which determination shall be conclusive and binding) that it is unlawful for such Lender to honor its obligation to make or maintain LIBOR Loans hereunder and/or (b) if any Lender that has an outstanding Bid Rate Quote shall determine (which determination shall be conclusive and binding) that it is unlawful for such Lender to honor its obligation to make or maintain LIBOR Margin Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy of such notice to the Administrative Agent) and such Lender’s obligation to make or Continue, or to Convert Loans of any other Type into, LIBOR Loans shall be suspended and/or such Lender’s obligation to make LIBOR Margin Loans shall be suspended, in each case, until such time as such Lender may again make and maintain LIBOR Loans or LIBOR Margin Loans (in which case the provisions of Section 4.5. shall be applicable). Section 4.4. Compensation. The Borrower shall pay to the Administrative Agent for the account of each Lender, upon the request of the Administrative Agent, such amount or amounts as the Administrative Agent shall determine in its sole discretion shall be sufficient to compensate such Lender for any loss, cost or expense attributable to: (a) any payment or prepayment (whether mandatory or optional) of a LIBOR Loan or a Bid Rate Loan, or Conversion of a LIBOR Loan, made by such Lender for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such Loan; or (b) any failure by the Borrower for any reason (including, without limitation, the failure of any of the applicable conditions precedent specified in Section 5.2. to be satisfied) to borrow a LIBOR Loan or a Bid Rate Loan from such Lender on the date for such borrowing, or to Convert a Base Rate Loan into a LIBOR Loan or Continue a LIBOR Loan on the requested date of such Conversion or Continuation. Not in limitation of the foregoing, such compensation shall include, without limitation, (i) in the case of a LIBOR Loan, an amount equal to the then present value of (A) the amount of interest that would have accrued on such LIBOR Loan for the remainder of the Interest Period at the rate applicable to such LIBOR Loan, less (B) the amount of interest that would accrue on the same LIBOR Loan for the same period if LIBOR were set on the date on which such LIBOR Loan was repaid, prepaid or Converted or the date on which the Borrower failed to borrow, Convert or Continue such LIBOR Loan, as applicable, calculating present value by using as a discount rate LIBOR quoted on such date and (ii) in the case of a Bid Rate Loan, the sum of such losses and expenses as the Lender or Designated Lender who made such Bid Rate Loan may reasonably incur by reason of such prepayment, including without limitation any losses or expenses incurred in obtaining, liquidating or employing deposits from third parties; provided that in no event shall such compensation include any loss of anticipated profits. Upon the Borrower’s request, the Administrative Agent shall provide the Borrower with a statement setting forth the basis for

- 69 - LEGAL02/35717724v8 Execution Version requesting compensation under this Section and the method for determining the amount thereof. Any such statement shall be conclusive absent manifest error. Section 4.5. Treatment of Affected Loans. (a) If the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 4.1.(c), Section 4.2. or Section 4.3. then such Lender’s LIBOR Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for LIBOR Loans (or, in the case of a Conversion required by Section 4.1.(c), Section 4.2., or Section 4.3. on such earlier date as such Lender or the Administrative Agent, as applicable, may specify to the Borrower (with a copy to the Administrative Agent, as applicable)) and, unless and until such Lender or the Administrative Agent, as applicable, gives notice as provided below that the circumstances specified in Section 4.1., Section 4.2. or Section 4.3. that gave rise to such Conversion no longer exist: (i) to the extent that such Lender’s LIBOR Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s LIBOR Loans shall be applied instead to its Base Rate Loans; and (ii) all Loans that would otherwise be made or Continued by such Lender as LIBOR Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into LIBOR Loans shall remain as Base Rate Loans. If such Lender or the Administrative Agent, as applicable, gives notice to the Borrower (with a copy to the Administrative Agent, as applicable) that the circumstances specified in Section 4.1.(c), 4.2. or 4.3. that gave rise to the Conversion of such Lender’s LIBOR Loans pursuant to this Section no longer exist (which such Lender or the Administrative Agent, as applicable, agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans made by other Lenders are outstanding, then such Lender’s Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Loans of the applicable Class held by the Lenders holding LIBOR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments. (b) If the obligation of a Revolving Lender to make LIBOR Margin Loans shall be suspended pursuant to Section 4.1.(c) or 4.2., then the LIBOR Margin Loans of such Lender shall be automatically due and payable on such date as such Lender may specify to the Borrower by written notice with a copy to the Administrative Agent; provided that if such notice is delivered after 10:00 a.m. Eastern time, then such LIBOR Margin Loan shall be due and payable no earlier than the first Business Day following the date such notice is delivered. Section 4.6. Affected Lenders. If (a) a Lender requests compensation pursuant to Section 3.10. or 4.1., and the Requisite Lenders are not also doing the same, or (b) the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 4.1.(c) or 4.3. but the obligation of the Requisite Lenders shall not have been suspended under such Sections, the Borrower may demand that such Lender (the “Affected Lender”), and upon such demand the Affected Lender shall promptly, assign its Commitment to an Eligible Assignee subject to and in accordance with the provisions of Section 12.5.(b) for a purchase price equal to (x) the aggregate principal balance of all Loans then owing to the Affected Lender, plus (y) the aggregate amount of payments previously made by the

- 70 - LEGAL02/35717724v8 Execution Version Affected Lender under Section 2.3.(j) that have not been repaid, plus (z) any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender, or any other amount as may be mutually agreed upon by such Affected Lender and Eligible Assignee. Each of the Administrative Agent and the Affected Lender shall reasonably cooperate in effectuating the replacement of such Affected Lender under this Section and the Affected Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest to the purchaser or assignee thereof, including an appropriate Assignment and Assumption, but at no time shall the Administrative Agent, such Affected Lender, any other Lender or any Titled Agent be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expense and at no cost or expense to the Administrative Agent, the Affected Lender or any of the other Lenders. The terms of this Section shall not in any way limit the Borrower’s obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to this Agreement (including, without limitation, pursuant to Sections 3.10., 4.1. or 4.4.) with respect to any period up to the date of replacement. Section 4.7. Change of Lending Office. Each Lender agrees that it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate an alternate Lending Office with respect to any of its Loans affected by the matters or circumstances described in Sections 3.10., 4.1. or 4.3. to eliminate or reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America. Section 4.8. Assumptions Concerning Funding of LIBOR Loans. Calculation of all amounts payable to a Lender under this Article shall be made as though such Lender had actually funded LIBOR Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Loans in an amount equal to the amount of the LIBOR Loans and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article. ARTICLE V. CONDITIONS PRECEDENT Section 5.1. Initial Conditions Precedent. The obligation of the Lenders to effect or permit the occurrence of the first Credit Event hereunder, whether as the making of a Loan or the issuance of a Letter of Credit, is subject to the satisfaction or waiver of the following conditions precedent: (a) The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) counterparts of this Agreement executed by each of the parties hereto; (ii) Revolving Notes and Bid Rate Notes executed by the Borrower, payable to each applicable Lender (including any Designated Lender, if applicable but excluding any Lender that has requested that it not receive Notes) and complying with the terms of Section 2.12.(a) and the Swingline Note executed by the Borrower;

- 71 - LEGAL02/35717724v8 Execution Version (iii) [reserved]; (iv) an opinion of counsel to the Borrower and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering such matters as the Administrative Agent may reasonably request; (v) the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of each Loan Party certified as of a recent date by the Secretary of State of the state of formation of such Loan Party; (vi) a certificate of good standing (or certificate of similar meaning) with respect to each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Loan Party and certificates of qualification to transact business or other comparable certificates issued as of a recent date by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Loan Party is required to be so qualified and where failure to be so qualified could reasonably be expected to have a Material Adverse Effect; (vii) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party with respect to each of the officers of such Loan Party authorized to execute and deliver the Loan Documents to which such Loan Party is a party, and in the case of the Borrower, authorized to execute and deliver on behalf of the Borrower Notices of Borrowing, Notices of Swingline Borrowing, requests for Letters of Credit, Notices of Conversion, Notices of Continuation and Bid Rate Quote Requests; (viii) copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party of (A) the by-laws of such Loan Party, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (B) all corporate, partnership, member or other necessary action taken by such Loan Party to authorize the execution, delivery and performance of the Loan Documents to which it is a party; (ix) [reserved]; (x) a Disbursement Instruction Agreement effective as of the Agreement Date; (xi) evidence that all indebtedness, liabilities or obligations owing by the Loan Parties under the Existing Credit Agreement shall have been paid in full; (xii) evidence that the Fees, if any, then due and payable under Section 3.5., together with, to the extent a reasonably detailed invoice has been delivered to the Borrower prior to the date hereof, all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders, including without limitation, the reasonable and documented out-of-pocket fees and expenses of counsel to the Administrative Agent, have been paid; and (xiii) such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request;

- 72 - LEGAL02/35717724v8 Execution Version (b) there shall not have occurred or become known to the Administrative Agent or any of the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Subsidiaries delivered to the Administrative Agent and the Lenders prior to the Agreement Date that has had or could reasonably be expected to result in a Material Adverse Effect; (c) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened in writing which could reasonably be expected to (A) result in a Material Adverse Effect or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of the Borrower or any other Loan Party to fulfill its obligations under the Loan Documents to which it is a party; (d) the Borrower, the other Loan Parties and the other Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any Applicable Law or (B) any agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which, or the failure to make, give or receive which, would not reasonably be likely to (A) have a Material Adverse Effect, or (B) restrain or enjoin or impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Borrower or any other Loan Party to fulfill its obligations under the Loan Documents to which it is a party; and (e) the Borrower and each other Loan Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act. Section 5.2. Conditions Precedent to All Loans and Letters of Credit. In addition to satisfaction or waiver of the conditions precedent to the first Credit Event contained in Section 5.1., the obligations of (i) Lenders to make any Loans and (ii) the Issuing Banks to issue Letters of Credit are each subject to the further conditions precedent that: (a) no Default or Event of Default shall exist as of the date of the making of such Loan or date of issuance of such Letter of Credit or would exist immediately after giving effect thereto, and no violation of the limits described in Section 2.16. would occur after giving effect thereto; (b) the Continuing Representations shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of the making of such Loan or date of issuance of such Letter of Credit with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall behave been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited hereunder and (c) in the case of the borrowing of Revolving Loans, (other than Swingline Loans), the Administrative Agent shall have received a timely Notice of Borrowing, in the case of a Swingline Loan, the Swingline Lender shall have received a timely Notice of Swingline Borrowing, and in the case of the issuance of a Letter of Credit the applicable Issuing Bank and the Administrative Agent shall have received a timely request for the issuance of such Letter of Credit. Each Credit Event shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such Credit Event, as of the date of the occurrence of such

- 73 - LEGAL02/35717724v8 Execution Version Credit Event). In addition, the Borrower shall be deemed to have represented to the Administrative Agent and the Lenders at the time any Loan is made or any Letter of Credit is issued that all conditions to the making of such Loan or issuing of such Letter of Credit contained in this Article V. have been satisfied. Unless set forth in writing to the contrary, the making of its initial Loan by a Lender shall constitute a certification by such Lender to the Administrative Agent for the benefit of the Administrative Agent and the Lenders that the conditions precedent for initial Loans set forth in Sections 5.1. and 5.2. that have not previously been waived by the Lenders in accordance with the terms of this Agreement have been satisfied. ARTICLE VI. REPRESENTATIONS AND WARRANTIES Section 6.1. Representations and Warranties. In order to induce the Administrative Agent and each Lender to enter into this Agreement and to make Loans and, in the case of the Issuing Banks, to issue Letters of Credit, and, in the case of the Lenders, to acquire participations in Letters of Credit, the Borrower represents and warrants to the Administrative Agent, each Issuing Bank and each Lender as follows: (a) Organization; Power; Qualification. Each of the Borrower, the other Loan Parties and the other Subsidiaries is a corporation, partnership or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a foreign corporation, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect. (b) Ownership Structure. Part I of Schedule 6.1.(b) is, as of the Agreement Date, a complete and correct list of all Subsidiaries setting forth for each such Subsidiary, whether or not such Subsidiary is a Wholly Owned Subsidiary. Except as disclosed in such Schedule, as of the Agreement Date (A) each of the Borrower and its Subsidiaries owns, free and clear of all Liens (other than Permitted Liens), and has the unencumbered right to vote, all outstanding Equity Interests in each Person held by it, (B) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (C) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, any such Person. As of the Agreement Date, Part II of Schedule 6.1.(b) correctly sets forth all Unconsolidated Affiliates of the Borrower, including the correct legal name of such Person, the type of legal entity which each such Person is, and all Equity Interests in such Person held directly or indirectly by the Borrower. (c) Authorization of Loan Documents and Borrowings. The Borrower has the right and power, and has taken all necessary action to authorize it, to borrow and obtain other extensions of credit hereunder. Each of the Borrower and the other Loan Parties has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. The Loan Documents to which the Borrower or any other Loan Party is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective

- 74 - LEGAL02/35717724v8 Execution Version terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. (d) Compliance of Loan Documents with Laws. The execution, delivery and performance of this Agreement and the other Loan Documents to which any Loan Party is a party in accordance with their respective terms and the borrowings and other extensions of credit hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Loan Party to obtain a Governmental Approval (other than any required filing with the SEC) or violate any Applicable Law (including all Environmental Laws) relating to or any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party. (e) Compliance with Law; Governmental Approvals. Each of the Borrower, the other Loan Parties and the other Subsidiaries is in compliance with each Governmental Approval and all other Applicable Laws relating to it except for noncompliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect. (f) Title to Properties; Liens. Schedule 6.1.(f) is, as of the Agreement Date, a complete and correct listing of all real estate assets of the Borrower, each other Loan Party and each other Subsidiary, setting forth, for each such Property, whether such Property is a Development Property or Major Redevelopment Property. Each of the Borrower, each other Loan Party and each other Subsidiary owns, or has a valid leasehold interest in, its respective Properties. As of the Agreement Date, there are no Liens against any Eligible Properties included in the calculation of Unencumbered Pool Value or the income of which is included in the calculation of Unencumbered NOI other than Permitted Liens. (g) Existing Indebtedness; Liens. Schedule 6.1.(g) is, as of the Agreement Date, a complete and correct listing of all Indebtedness (including all Guarantees) in respect of borrowed money of each of the Borrower, the other Loan Parties and the other Subsidiaries. As of the Agreement Date, no event of default, (after giving effect to notice, grace and cure periods) exists with respect to any such Indebtedness. (h) Litigation. Except as set forth on Schedule 6.1.(h), there are no actions, suits or proceedings pending (or, to the knowledge of any Loan Party, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting the Borrower, any other Loan Party, any other Subsidiary or any of their respective property in any court or before any arbitrator of any kind or before or by any other Governmental Authority which, (i) could reasonably be expected to have a Material Adverse Effect or (ii) in any manner draws into question the validity or enforceability of any Loan Document. (i) Taxes. All federal and state income and other material tax returns of the Borrower, each other Loan Party and each other Subsidiary required by Applicable Law to be filed have been duly filed, and all federal and state income and other material taxes, assessments and other governmental charges or levies upon, each Loan Party, each other Subsidiary and their respective properties, income, profits and assets which are due and payable have been paid, except any such nonpayment or non-filing which is at the time permitted under Section 7.6. As of the Agreement Date, none of the United States income tax returns of the Borrower, any other Loan Party or any other Subsidiary is under audit.

- 75 - LEGAL02/35717724v8 Execution Version (j) Financial Statements. The Borrower has furnished to each Lender copies of (i) the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries for the fiscal years ended December 31, 2013 and December 31, 2014, and the related audited consolidated statements of income, shareholders’ equity and cash flows for the fiscal years ended on such dates, with the opinion thereon of Ernst & Young LLP, and (ii) the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries for the fiscal quarter ended March 31, 2015, and the related unaudited consolidated statements of income, shareholders’ equity and cash flows of the Borrower and its consolidated Subsidiaries for the fiscal quarter period ended on such date. Such financial statements (including in each case related schedules and notes) are complete and correct in all material respects and present fairly, in accordance with GAAP consistently applied throughout the periods involved and in all material respects, the consolidated financial position of the Borrower and its consolidated Subsidiaries as at their respective dates and the results of operations and the cash flow for such periods (subject, as to interim statements, to changes resulting from normal year-end audit adjustments). Neither the Borrower nor any of its Subsidiaries has on the Agreement Date any material contingent liabilities, material liabilities, material liabilities for taxes, material unusual or long-term commitments or material unrealized or forward anticipated losses from any unfavorable commitments, in each case, that would be required to be set forth in its financial statements or notes thereto, except as referred to or reflected or provided for in said financial statements. (k) No Material Adverse Change. Since December 31, 2014, there have been no changes, events, acts, conditions or occurrences of any nature, singly or in the aggregate, that have had or could reasonably be expected to have a Material Adverse Effect. The Borrower, the other Loan Parties and the other Subsidiaries, taken as a whole, are Solvent. (l) ERISA. (i) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Benefit Arrangement is in compliance with the applicable provisions of ERISA, the Internal Revenue Code and other Applicable Laws. Except with respect to Multiemployer Plans, each Qualified Plan (A) has received a favorable determination from the Internal Revenue Service applicable to such Qualified Plan’s current remedial amendment cycle (as defined in Revenue Procedure 2007-44 or “2007-44” for short), (B) has timely filed for a favorable determination letter from the Internal Revenue Service during its staggered remedial amendment cycle (as defined in 2007-44) and such application is currently being processed by the Internal Revenue Service, (C) had filed for a determination letter prior to its “GUST remedial amendment period” (as defined in 2007-44) and received such determination letter and the staggered remedial amendment cycle first following the GUST remedial amendment period for such Qualified Plan has not yet expired, or (D) is maintained under a prototype plan and may rely upon a favorable opinion letter issued by the Internal Revenue Service with respect to such prototype plan. To the best knowledge of the Borrower, nothing has occurred which would cause the loss of its reliance on each Qualified Plan’s favorable determination letter or opinion letter. (ii) With respect to any Benefit Arrangement that is a retiree welfare benefit arrangement, all amounts have been accrued on the applicable ERISA Group’s financial statements in accordance with FASB ASC 715. (iii) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) no ERISA Event has occurred or is expected to occur; (ii) there are no pending, or to the knowledge of a Responsible Officer of the Borrower, threatened, claims, actions or lawsuits or other action by any Governmental Authority, plan

- 76 - LEGAL02/35717724v8 Execution Version participant or beneficiary with respect to a Benefit Arrangement; (iii) there are no violations of the fiduciary responsibility rules with respect to any Benefit Arrangement; and (iv) no member of the ERISA Group has engaged in a non-exempt “prohibited transaction,” as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, in connection with any Plan, that would subject any member of the ERISA Group to a tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the Internal Revenue Code. (m) Absence of Defaults. None of the Loan Parties or any of the other Subsidiaries is in material default under its certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents. (n) Environmental Laws. Each of the Borrower, each other Loan Party and each other Subsidiary: (i) is in compliance with all Environmental Laws applicable to its business, operations and the Properties, (ii) has obtained all Governmental Approvals which are required under Environmental Laws, and each such Governmental Approval is in full force and effect, and (iii) is in compliance with all terms and conditions of such Governmental Approvals, where with respect to each of the immediately preceding clauses (i) through (iii) the failure to obtain or to comply with could reasonably be expected to have a Material Adverse Effect. Except for any of the matters set forth on Schedule 6.1.(n) or that could not reasonably be expected to have a Material Adverse Effect, no Loan Party has any knowledge of, nor has it received notice of, any past, present, or pending releases, events, conditions, circumstances, activities, practices, incidents, facts, occurrences, actions, or plans that, with respect to any Loan Party or any other Subsidiary, could reasonably be expected to interfere with or prevent compliance or continued compliance with Environmental Laws, or could reasonably be expected to give rise to any other potential common-law or legal claim or other liability, based on or related to the on-site or off-site manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport, removal, clean up or handling, or the emission, discharge, release or threatened release of any Hazardous Material, or any other requirement under Environmental Law. There is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, mandate, order, lien, request, investigation, or proceeding pending or, to the Borrower’s knowledge after due inquiry, threatened, against the Borrower, any other Loan Party or any other Subsidiary relating in any way to Environmental Laws which, could reasonably be expected to have a Material Adverse Effect. None of the Properties is listed on or proposed for listing on the National Priority List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and its implementing regulations, or any state or local priority list promulgated pursuant to any analogous state or local law. To the Borrower’s knowledge, no Hazardous Materials generated at or transported from the Properties are or have been transported to, or disposed of at, any location that is listed or proposed for listing on the National Priority List or any analogous state or local priority list, or any other location that is or has been the subject of a clean-up, removal or remedial action pursuant to any Environmental Law, except to the extent that such transportation or disposal could not reasonably be expected to result in a Material Adverse Effect. (o) Investment Company. None of the Borrower, any other Loan Party or any other Subsidiary is (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or obtain other extensions of credit or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party. (p) Margin Stock. None of the Borrower, any other Loan Party or any other Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

- 77 - LEGAL02/35717724v8 Execution Version (q) Affiliate Transactions. Except as set forth on Schedule 6.1.(q), and except as permitted by Section 9.8., none of the Borrower, any other Loan Party or any other Subsidiary is a party to or bound by any agreement or arrangement (whether oral or written) with any Affiliate. (r) Business. As of the Agreement Date, the Borrower, the other Loan Parties and the other Subsidiaries are engaged in the business of acquiring, developing, owning and operating income- producing properties and such business activities and investments incidental or reasonably related thereto. (s) Broker’s Fees. No broker’s or finder’s fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby. No other similar fees or commissions will be payable by any Loan Party for any other services rendered to the Borrower, any other Loan Party or any other Subsidiary ancillary to the transactions contemplated hereby. (t) Accuracy and Completeness of Information. All written information, reports and other papers and data (other than financial projections and other forward looking statements and information of a general economic or general industry nature, including, without limitation, any projections furnished pursuant to Section 8.4.(n) and Section 8.4.(o)) furnished to the Administrative Agent or any Lender by, on behalf of, or at the direction of, the Borrower, any other Loan Party or any other Subsidiary were, at the time the same were so furnished, when taken as a whole, complete and correct in all material respects, and did not contain any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading. All financial projections and other forward looking statements prepared by or on behalf of the Borrower, any other Loan Party or any other Subsidiary that have been or may hereafter be made available to the Administrative Agent or any Lender were or will be prepared in good faith based on assumptions believed to be reasonable at the time made, it being understood that actual result may vary materially from such projections and statements. (u) Not Plan Assets; No Prohibited Transactions. None of the assets of the Borrower, any other Loan Party or any other Subsidiary constitutes “plan assets” within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder, of any Plan. Assuming that no Lender funds any amount payable by it hereunder with “plan assets,” as that term is defined in 29 C.F.R. 2510.3-101, the execution, delivery and performance of this Agreement and the other Loan Documents, and the extensions of credit and repayment of amounts hereunder, do not and will not constitute “prohibited transactions” under ERISA or the Internal Revenue Code. (v) Anti-Corruption Laws and Sanctions; Anti-Terrorism Laws. None of the Borrower, any Subsidiary or, to the knowledge of the Borrower, any of their respective directors, officers, employees and agents (in their capacities as such) (i) is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States, 50 U.S.C. App. §§ 1 et seq., as amended (the “Trading with the Enemy Act”) or (ii) is in violation of (A) the Trading with the Enemy Act, (B) any of the foreign assets control regulations of the United States Treasury Department or any enabling legislation or executive order relating thereto, including without limitation, Executive Order No. 13224, effective as of September 24, 2001 relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (C) the Patriot Act (collectively, the “Anti-Terrorism Laws”). The Borrower has implemented and maintains in effect policies and procedures reasonably designed to confirm compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents (in their capacities as such) with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions. The Borrower, its Subsidiaries and, to the knowledge of the Borrower, their respective directors, officers, employees and agents (in their capacities as such) are in compliance with Anti-Corruption Laws, Anti-Terrorism Laws

- 78 - LEGAL02/35717724v8 Execution Version and applicable Sanctions in all material respects. None of the Borrower or any Subsidiary is, or derives any of its assets or operating income from investments in or transactions with, a Sanctioned Person and, to the knowledge of the Borrower, none of the respective directors, officers, employees or agents of the Borrower or any of its Subsidiaries is a Sanctioned Person. (w) REIT Status. The Borrower qualifies as, and has elected to be treated as, a REIT and is in compliance with all requirements and conditions imposed under the Internal Revenue Code to allow the Borrower to maintain its status as a REIT. (x) Unencumbered Properties. Each Property included in any calculation of Unencumbered NOI satisfied, at the time of such calculation, all of the requirements contained in the definition of “Eligible Property”. Each Property included in any calculation of Unencumbered Pool Value satisfied, at the time of such calculation, all of the requirements contained in the definition of “Eligible Property”. Section 6.2. Survival of Representations and Warranties, Etc. All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party or any other Subsidiary to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party prior to the Agreement Date and delivered to the Administrative Agent or any Lender in connection with the underwriting or closing the transactions contemplated hereby) shall constitute representations and warranties made by the Borrower under this Agreement. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans and the issuance of the Letters of Credit. ARTICLE VII. AFFIRMATIVE COVENANTS For so long as this Agreement is in effect, the Borrower shall comply with the following covenants: Section 7.1. Preservation of Existence and Similar Matters. Except as otherwise permitted under Section 9.4., the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, (i) preserve and maintain its respective existence in the jurisdiction of its incorporation or formation, (ii) preserve and maintain its respective rights, franchises, licenses and privileges in the jurisdiction of its incorporation or formation, and (iii) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization, except, in the case of clauses (i) (solely with respect to Subsidiaries other than Loan Parties), (ii) and (iii), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 7.2. Compliance with Applicable Law. The Borrower shall comply, and shall cause each other Loan Party and each other Subsidiary to comply, with all Applicable Law, including the obtaining of all Governmental Approvals, the failure with which to comply could reasonably be expected to have a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures reasonably designed to confirm compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents (in their capacities as such) with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions.

- 79 - LEGAL02/35717724v8 Execution Version Section 7.3. Maintenance of Property. In addition to the requirements of any of the other Loan Documents, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, protect and preserve all of its respective material properties and maintain (other than Development Properties and Major Redevelopment Properties) in good repair, working order and condition all tangible properties, ordinary wear and tear and condemnation and casualty events excepted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 7.4. Conduct of Business. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, carry on its respective businesses as described in Section 6.1.(r) and not enter into any line of business not otherwise engaged in or permitted to be engaged in pursuant to Section 6.1.(r) by such Person as of the Agreement Date. Section 7.5. Insurance. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, maintain insurance (on a replacement cost basis) with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by Persons engaged in similar businesses and at similar localities or as may be required by Applicable Law. The Borrower shall from time to time deliver to the Administrative Agent upon request a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. Section 7.6. Payment of Taxes and Claims. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, pay and discharge (a) prior to delinquency, all federal and state income taxes and all other material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) by not later than 30 days past the due date therefor, all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, would without further passage of time become a Lien on any Eligible Property of such Person that is included in the calculation of Unencumbered Pool Value or the income of which is included in the calculation of Unencumbered NOI; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of such Person in accordance with GAAP. Section 7.7. Books and Records; Inspections. The Borrower will, and will cause each other Loan Party and each other Subsidiary to, keep proper books of record and account in order to permit the preparation of financial statements accordance with GAAP. The Borrower will, and will cause each other Loan Party and each other Subsidiary to, permit representatives of the Administrative Agent or any Lender to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (in the presence of an officer of the Borrower if an Event of Default does not then exist), all at such reasonable times during business hours and as often as may reasonably be

- 80 - LEGAL02/35717724v8 Execution Version requested and so long as no Event of Default exists, with reasonable prior notice. The Borrower shall be obligated to reimburse the Administrative Agent and the Lenders for their reasonable and documented out-of-pocket costs and expenses incurred in connection with the exercise of their rights under this Section only if such exercise occurs while a Default or Event of Default exists. The Borrower hereby authorizes and instructs its accountants to discuss the financial affairs of the Borrower, any other Loan Party or any other Subsidiary with the Administrative Agent. Section 7.8. Use of Proceeds. The Borrower will use the proceeds of Loans only (a) for the payment of pre-development, development and redevelopment costs incurred in connection with Properties owned by the Borrower or any Subsidiary; (b) to finance acquisitions permitted under this Agreement; (c) to finance capital expenditures and the repayment of Indebtedness of the Borrower and its Subsidiaries; (d) to finance Investments in the Indebtedness or Equity Interests of any Person, in each case as permitted under this Agreement; (e) to provide for the general working capital needs of the Borrower and its Subsidiaries and for other general corporate purposes of the Borrower and its Subsidiaries (including dividend distributions and stock repurchases otherwise permitted under this Agreement); and (f) to pay fees and expenses incurred in connection with the closing of this facility. The Borrower shall only use Letters of Credit for the same purposes for which it may use the proceeds of Loans. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, use any part of such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, use the proceeds of any Loan or any Letter of Credit in any manner which would violate Anti-Corruption Laws, Anti- Terrorism Laws or applicable Sanctions. Section 7.9. Environmental Matters. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to and the Borrower shall use, and shall cause each other Loan Party and each other Subsidiary to use, commercially reasonable efforts to cause all other Persons occupying, using or present on the Properties, to comply with all Environmental Laws the failure with which to comply could reasonably be expected to have a Material Adverse Effect. Except as could not reasonably be expected to result in a Material Adverse Effect, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, promptly take all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent, any Issuing Bank or any Lender. Section 7.10. Further Assurances. At the Borrower’s cost and expense and upon request of the Administrative Agent, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further instruments, documents and certificates, and do and cause to be done such further acts that may be reasonably requested by the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

- 81 - LEGAL02/35717724v8 Execution Version Section 7.11. REIT Status. Prior to the Reorganization, the Borrower shall maintain its status as, and election to be treated as, a REIT. On and after the Reorganization, the REIT Entity shall maintain its status as, and election to be treated as, a REIT. Section 7.12. Exchange Listing. Prior to the Reorganization, the Borrower shall maintain at least one class of common shares of the Borrower having trading privileges on the New York Stock Exchange or NYSE Amex Equities or which is subject to price quotations on The NASDAQ Stock Market’s National Market System. On and after the Reorganization, the REIT Entity shall maintain at least one class of common shares of the REIT Entity having trading privileges on the New York Stock Exchange or NYSE Amex Equities or which is subject to price quotations on The NASDAQ Stock Market’s National Market System. Section 7.13. Guarantors. (a) Not later than the applicable Required Joinder Date following the date on which any of the following conditions first applies to any Subsidiary that is not a Guarantor, the Borrower shall cause such Subsidiary to execute and deliver an Accession Agreement (or if at such time a Guaranty is not in effect, a Guaranty substantially in the form of the Exhibit E) and the items specified in subsection (b) below: (i) such Subsidiary Guarantees, or otherwise becomes obligated in respect of, any Indebtedness of the Borrower or any other Subsidiary of the Borrower (other than (w) Guarantees of, and other obligations in respect of, Indebtedness relating to construction loans in an aggregate amount for such Guarantees and other obligations not in excess of $200,000,000 at any time, (x) Nonrecourse Indebtedness Guarantees and Guarantees of the type described in clause (b) of the definition of Excluded Subsidiary, (y) obligations in respect Indebtedness of a Subsidiary in respect of which recourse is limited to pledges of Equity Interests in the Subsidiary that is the primary obligor under such Indebtedness and (z) any Guaranty of Indebtedness of any Subsidiary acquired or assumed in connection with an acquisition of such Subsidiary so long as such Guaranty was in existence prior to the consummation of such acquisition and not incurred in in contemplation thereof); or (ii) (A) such Subsidiary owns an Eligible Property or other asset the value of which is included in the determination of Unencumbered Pool Value and (B) such Subsidiary, or any other Subsidiary that directly or indirectly owns any Equity Interests in such Subsidiary, incurs or suffers to exist (whether as a borrower, co-borrower, guarantor or otherwise) any Recourse Indebtedness. (b) On the date that any Accession Agreement or Guaranty is required to be delivered pursuant to subsection (a) above, the Borrower shall cause each Subsidiary that is required to become a Guarantor to deliver, in addition to the Accession Agreement or Guaranty to which it is a party, each of the following in form and substance reasonably satisfactory to the Administrative Agent: (i) if requested by the Administrative Agent, an opinion of counsel to such Subsidiary, addressed to the Administrative Agent and the Lenders; (ii) the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational

- 82 - LEGAL02/35717724v8 Execution Version instrument (if any) of each such Subsidiary certified as of a recent date by the Secretary of State of the state of formation of such Subsidiary; (iii) a certificate of good standing (or certificate of similar meaning) with respect to each such Subsidiary issued as of a recent date by the Secretary of State of the state of formation of each such Subsidiary and certificates of qualification to transact business or other comparable certificates issued as of a recent date by each Secretary of State (and any state department of taxation, as applicable) of each state in which each such Subsidiary is required to be so qualified and where failure to be so qualified could reasonably be expected to have a Material Adverse Effect; (iv) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each such Subsidiary with respect to each of the officers of such Subsidiary authorized to execute and deliver the Loan Documents to which such Subsidiary is a party; (v) copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each such Subsidiary of (A) the by-laws of such Subsidiary, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (B) all corporate, partnership, member or other necessary action taken by such Subsidiary to authorize the execution, delivery and performance of the Loan Documents to which it is a party; and (vi) such other documents, agreements and instruments as the Administrative Agent or any Lender through the Administrative Agent, may reasonably request. Until a Subsidiary that is required to become a Guarantor under clause (ii) of the immediately preceding subsection (a) becomes a Guarantor, and delivers to the Administrative Agent the items required to be delivered pursuant to this subsection (b), (i) no Eligible Property owned or leased by such Subsidiary shall be included in calculations of Unencumbered Pool Value and (ii) no income attributable to any Eligible Property owned or leased by such Subsidiary shall be included in calculations of Unencumbered NOI. (c) Release of Guarantor. The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release on the date requested for such release, a Guarantor from the Guaranty so long as: (i) such Guarantor is not (or simultaneously upon its release will not be) otherwise required to be a party to the Guaranty under the immediately preceding subsection (a), (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release and (iii) the Administrative Agent shall have received such written request at least ten (10) Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the matters set forth in clauses (i) and (ii) of the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such requested release) are true and correct with respect to such requested release and that the Guarantor being released from the Guaranty has been (or simultaneously upon its release will be) released from all obligations in respect of any Indebtedness giving rise to the requirement that such Guarantor be a party to the Guaranty under subsection (a) above.

- 83 - LEGAL02/35717724v8 Execution Version ARTICLE VIII. INFORMATION For so long as this Agreement is in effect, the Borrower shall furnish (including by electronic means as provided in Section 8.5.) to the Administrative Agent for distribution to each of the Lenders: Section 8.1. Quarterly Financial Statements. As soon as available and in any event within 10 days after the same is filed with the SEC for the first, second and third fiscal quarters of the Borrower (but in no event later than the date 45 days after the end of any such fiscal quarter), the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such period and the related unaudited consolidated statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for such period, setting forth in each case in comparative form the figures as of the end of and for the corresponding periods of the previous fiscal year, all of which shall be certified by the chief financial officer of the Borrower, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the consolidated financial position of the Borrower and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year-end audit adjustments). Section 8.2. Year-End Statements. As soon as available and in any event within 10 days after the same is filed with the SEC for each fiscal year of the Borrower (but in no event later than the date 90 days after the end of any such fiscal year), the audited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, all of which shall be (a) certified by the chief executive officer, the chief financial officer, or executive vice president of the Borrower, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the financial position of the Borrower and its Subsidiaries as at the date thereof and the result of operations for such period and (b) accompanied by the report thereon of Ernst & Young LLP or any other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, whose report shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit. Notwithstanding anything to the contrary in this Article VIII, following the consummation of the Reorganization, the Borrower will be permitted to satisfy its obligations with respect to financial information relating to the Borrower described in Section 8.1. and this Section 8.2. above by furnishing financial information relating to the REIT Entity; provided that the same is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the REIT Entity and its Subsidiaries, on the one hand, and the information relating to the Borrower and its Subsidiaries on a standalone basis, on the other hand, with respect to the consolidated balance sheet and income statement. Section 8.3. Compliance Certificate. At the time the financial statements are furnished pursuant to the immediately preceding Sections 8.1. and 8.2., a certificate substantially in the form of Exhibit P (a “Compliance Certificate”) executed on behalf of the Borrower by the chief financial officer or the chief accounting officer of the Borrower (a) setting forth in reasonable detail as of the end of such quarterly accounting period or fiscal year, as the case may be, the calculations required to establish whether the Borrower was in compliance

- 84 - LEGAL02/35717724v8 Execution Version with the covenants contained in Section 9.1.; and (b) stating that to his or her knowledge, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken by the Borrower with respect to such event, condition or failure. Each Compliance Certificate shall include (i) a reasonably detailed list of all Properties which the Borrower has elected to include in calculations of Unencumbered NOI and Unencumbered Pool Value for the fiscal period covered by such Compliance Certificate (it being understood that so long as no Default or Event of Default exists or would occur as a result of such election, the Borrower shall be free to include or exclude from such calculations any Property that would otherwise be eligible for inclusion), (ii) a summary with respect to each Property then included in calculations of Unencumbered NOI and Unencumbered Pool Value, including without limitation, a quarterly and year-to-date statement of Net Operating Income, (iii) a statement of Funds From Operations, and (iv) a report listing Properties acquired in the most recently ended fiscal quarter setting forth for each such Property the purchase price and Net Operating Income for such Property and indicating whether such Property is collateral for any Indebtedness of the owner of such Property that is secured in any manner by any Lien and, if so, a description of such Indebtedness. Section 8.4. Other Information. (a) Within 10 days of the filing thereof, copies of all registration statements (excluding the exhibits thereto (unless requested by the Administrative Agent) and any registration statements on Form S-8 or its equivalent), reports on Forms 10-K, 10-Q and 8-K (or their equivalents) and all other periodic reports which any Loan Party or any other Subsidiary shall file with the SEC or any national securities exchange (which information may be delivered by electronic means as provided in Section 8.5.); (b) Promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed and promptly upon the issuance thereof copies of all press releases issued by the Borrower, any other Loan Party or any other Subsidiary (which information may be delivered by electronic means as provided in Section 8.5.); (c) Promptly, upon any change in the Borrower’s Credit Rating, a certificate stating that the Borrower’s Credit Rating has changed and the new Credit Rating that is in effect; (d) If any ERISA Event shall occur that individually, or together with any other ERISA Event that has occurred, could reasonably be expected to have a Material Adverse Effect, a certificate of the chief executive officer or chief financial officer of the Borrower setting forth details as to such occurrence and the action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take; (e) To the extent any Loan Party or any other Subsidiary is aware of the same, prompt notice of the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating adversely to, or adversely affecting, any Loan Party or any other Subsidiary or any of their respective properties, assets or businesses which could reasonably be expected to have a Material Adverse Effect; (f) Prompt notice of (i) any change in the executive management of the Borrower, any other Loan Party or any other Subsidiary (which notice may be delivered by electronic means as provided in Section 8.5.) and (ii) any matter which has had, or could reasonably be expected to have, a Material Adverse Effect (which notice may be delivered by electronic means as provided in Section 8.5.); (g) Prompt notice of the occurrence of any Default or Event of Default;

- 85 - LEGAL02/35717724v8 Execution Version (h) Prompt notice of any order, judgment or decree in excess of $5,000,000 having been entered against any Loan Party or any other Subsidiary or any of their respective properties or assets; (i) Promptly upon the request of the Administrative Agent, evidence of the Borrower’s calculation of the Ownership Share with respect to a Subsidiary or an Unconsolidated Affiliate, such evidence to be in form and detail reasonably satisfactory to the Administrative Agent; (j) Promptly, upon each request, information identifying the Borrower or any other Loan Party as a Lender may request in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act; (k) Simultaneously with the year-end financial statements furnished pursuant to Section 8.2., profit and loss projections of the Borrower and its Subsidiaries on a consolidated basis for each quarter of the next succeeding fiscal year, all itemized in reasonable detail. The foregoing shall be accompanied by pro forma determinations of the ratios or amounts specified in each of the covenants contained in Section 9.1. at the end of each fiscal quarter of the next succeeding fiscal year, it being understood and agreed that the projections and pro forma determinations provided under this subsection (o) shall be furnished for informational purposes only and shall not be a basis for determining or declaring the occurrence, existence or continuation of any Default or Event of Default; (l) Simultaneously with the year-end financial statements furnished pursuant to Section 8.2., a report in form and content satisfactory to the Administrative Agent detailing the Borrower’s, together with its Subsidiaries’, projected sources and uses of cash for each quarter of the next succeeding fiscal year. Such sources and uses shall be furnished for informational purposes only and shall not be a basis for determining or declaring the occurrence, existence or continuation of any Default or Event of Default and shall include but not be limited to excess operating cash flow, projected borrowings under existing credit facilities or debt issuances, availability under this Agreement, unused availability under committed development loans, unfunded committed equity and any other committed sources of funds. Such uses shall include but not be limited to cash obligations for binding acquisitions, unfunded development costs, capital expenditures, debt service, overhead, dividends, maturing Property loans, hedge settlements and other anticipated uses of cash; (m) Within 10 Business Days of the Administrative Agent’s written request, a current rent roll for any one or more Properties then included in the calculations of Unencumbered NOI and Unencumbered Pool Value; (n) From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding any Property or the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or any of its Subsidiaries as the Administrative Agent or any Lender may reasonably request; and (o) Following the Reorganization, while any Event of Default exists, the Borrower shall give the Administrative Agent at least 5 Business Days’ prior notice of (i) any redemption of any Equity Interests of the OP for cash as permitted under Section 9.1.(f)(ii) and (ii) any Restricted Payment by the Borrower to the REIT Entity to fund administrative and operating expenses as permitted under Section 9.1.(f)(iii).

- 86 - LEGAL02/35717724v8 Execution Version Section 8.5. Electronic Delivery of Certain Information. (a) Documents required to be delivered by or on behalf of the Borrower pursuant to the Loan Documents may be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website (such as www.sec.gov) or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to notices to any Lender (or the Issuing Banks) pursuant to Article II. Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or Issuing Bank pursuant to Article II if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Documents or notices delivered electronically shall be deemed to have been delivered on the date and at the time on which the Administrative Agent or the Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 11:00 a.m. Central time on the opening of business on the next business day for the recipient. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents. (b) Documents required to be delivered pursuant to Article II. may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent. Section 8.6. Public/Private Information. The Borrower shall cooperate with the Administrative Agent in connection with the publication of certain materials and/or information provided by or on behalf of the Borrower. Documents required to be delivered pursuant to the Loan Documents shall be delivered by or on behalf of the Borrower to the Administrative Agent and the Lenders (collectively, “Information Materials”) pursuant to this Article and, if requested by the Administrative Agent, the Borrower shall designate Information Materials (a) that are either available to the public or not material with respect to the Borrower and its Subsidiaries or any of their respective securities for purposes of United States federal and state securities laws, as “Public Information” and (b) that are not Public Information as “Private Information”. All Information Materials that are neither identified as “Public Information” nor included in public filings made by the Borrower or any of its Subsidiaries with the SEC shall be deemed to be private and confidential. Notwithstanding the foregoing, each Lender who does not wish to receive Private Information agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of any website provided pursuant to Section 8.5. in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States federal and state securities laws, to make reference to Information Materials that are not made available through the “Public Side Information” portion of such website provided pursuant to Section 8.5. and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States federal and state securities laws.

- 87 - LEGAL02/35717724v8 Execution Version Section 8.7. USA Patriot Act Notice; Compliance. The Patriot Act and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, a Lender (for itself and/or as agent for all Lenders hereunder) may from time-to-time request, and the Borrower shall, and shall cause the other Loan Parties to, provide promptly upon any such request to such Lender, such Loan Party’s name, address, tax identification number and/or such other identification information as shall be necessary for such Lender to comply with federal law. An “account” for this purpose may include, without limitation, a deposit account, a cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product. ARTICLE IX. NEGATIVE COVENANTS For so long as this Agreement is in effect, the Borrower shall comply with the following covenants: Section 9.1. Financial Covenants. The Borrower shall comply with following financial covenants at all times specified below but shall in any event only report on compliance as required pursuant to Section 8.3. or any other applicable provision of this Agreement: (a) Ratio of Consolidated Total Indebtedness to Consolidated Total Asset Value. The Borrower shall not permit the ratio of (i) Consolidated Total Indebtedness to (ii) Consolidated Total Asset Value to exceed 0.60 to 1.00 at any time; provided, however, that if such ratio is greater than 0.60 to 1.00 but is not greater than 0.65 to 1.00, then the Borrower shall be deemed to be in compliance with this subsection (a) so long as (i) the Borrower completed a Material Acquisition which resulted in such ratio (after giving effect to such Material Acquisition) exceeding 0.60 to 1.00 at any time during the fiscal quarter in which such Material Acquisition took place and for any subsequent consecutive fiscal quarters, (ii) the Borrower has not maintained compliance with this subsection (a) in reliance on this proviso for more than four fiscal quarters (whether or not consecutive) and (iii) such ratio (after giving effect to such Material Acquisition) is not greater than 0.65 to 1.00 at any time. For the purpose of calculating such ratio, (a) Consolidated Total Indebtedness shall be adjusted by deducting an amount equal to the lesser of the amount of (i) Unrestricted Cash on the date of determination and (ii) Consolidated Total Indebtedness and (b) Consolidated Total Asset Value shall be adjusted by deducting therefrom the amount by which Consolidated Total Indebtedness is adjusted under the immediately preceding clause (a). (b) Ratio of Consolidated Secured Indebtedness to Consolidated Total Asset Value. The Borrower shall not permit the ratio of (i) Consolidated Secured Indebtedness to (ii) Consolidated Total Asset Value, to exceed 0.40 to 1.00 at any time. (c) Ratio of Consolidated Adjusted EBITDA to Consolidated Fixed Charges. The Borrower shall not permit the ratio of (i) Consolidated Adjusted EBITDA for any fiscal quarter to (ii) Consolidated Fixed Charges for such fiscal quarter, to be less than 1.50 to 1.00 at the end of such fiscal quarter. (d) Ratio of Unencumbered Adjusted NOI to Consolidated Interest Expense on Consolidated Unsecured Indebtedness. The Borrower shall not permit the ratio of (i) Unencumbered Adjusted NOI for any fiscal quarter to (ii) Consolidated Interest Expense on Consolidated Unsecured Indebtedness for such fiscal quarter, to be less than 1.75 to 1.00 at the end of such fiscal quarter.

- 88 - LEGAL02/35717724v8 Execution Version (e) Ratio of Consolidated Unsecured Indebtedness to Unencumbered Pool Value. The Borrower shall not permit the ratio of (i) Consolidated Unsecured Indebtedness to (ii) Unencumbered Pool Value to exceed 0.60 to 1.00 at any time; provided, however, that if such ratio is greater than 0.60 to 1.00 but is not greater than 0.65 to 1.00, then the Borrower shall be deemed to be in compliance with this subsection (e) so long as (i) the Borrower completed a Material Acquisition which resulted in such ratio (after giving effect to such Material Acquisition) exceeding 0.60 to 1.00 at any time during the fiscal quarter in which such Material Acquisition took place and for any subsequent consecutive fiscal quarters, (ii) the Borrower has not maintained compliance with this subsection (e) in reliance on this proviso for more than four fiscal quarters (whether or not consecutive) and (iii) such ratio (after giving effect to such Material Acquisition) is not greater than 0.65 to 1.00 at any time. For the purpose of calculating such ratio, (a) Consolidated Unsecured Indebtedness shall be adjusted by deducting an amount equal to the lesser of the amount of (i) Unrestricted Cash on the date of determination and (ii) Consolidated Unsecured Indebtedness and (b) Unencumbered Pool Value shall be adjusted by deducting therefrom the amount by which Consolidated Unsecured Indebtedness is adjusted under the immediately preceding clause (a). (f) Dividends and Other Restricted Payments. If (i) an Event of Default under Section 10.1.(a), Section 10.1.(e) or Section 10.1.(f) shall exist, or (ii) as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to Section 10.2.(a), neither the Borrower nor any Subsidiary shall directly or indirectly declare or make, or incur any liability to make any Restricted Payments. If any Event of Default other than those specified in clauses (i) and (ii) of the immediately preceding sentence exists and the Obligations have not been accelerated pursuant to Section 10.2.(a), the Borrower may only declare or make, or incur any liability to make, cash distributions to its shareholders during any fiscal year in an aggregate amount not to exceed the minimum amount necessary for the Borrower (or following the Reorganization, the REIT Entity) to maintain compliance with Section 7.11. Notwithstanding anything to the contrary in this Section, (i) Subsidiaries may make Restricted Payments to the Borrower and to other Subsidiaries, (ii) following the consummation of the Reorganization, the OP or any other Subsidiary of the REIT Entity may redeem for cash limited partnership interests or membership interests in the OP pursuant to customary redemption rights granted to the applicable limited partner or member, but only to the extent that, in the good faith determination of the Borrower, issuing shares of the REIT Entity in redemption of such partnership or membership interests reasonably could be considered to impair its ability to maintain its status as a REIT, and (iii) following the consummation of the Reorganization, to the extent constituting a Restricted Payment, payments may be made by the Borrower to the REIT Entity to the extent required to fund administrative and operating expenses of the REIT Entity to the extent attributable to any activity of or with respect to the REIT Entity that is not otherwise prohibited by this Agreement. Section 9.2. Reciprocal Lien. If any Eligible Property included in the calculation of Unencumbered Pool Value or the income of which is included in the calculation of Unencumbered NOI becomes subject to a Lien causing such Property to no longer satisfy the definition of Eligible Property, and, as a result, a Default or Event of Default occurs, then the Borrower or the applicable Subsidiary will make or cause to be made a provision whereby the Obligations will be secured equally and ratably with all other obligations secured by such Lien, and in any case the Lenders shall have the benefit, to the full extent that and with such priority as, the Lenders may be entitled under Applicable Law, of an equitable Lien on such Property securing the Obligations. The grant of a Lien pursuant to this Section 9.2. shall not be deemed to cure any Default or Event of Default occurring as a result of such Eligible Property becoming subject to such Lien.

- 89 - LEGAL02/35717724v8 Execution Version Section 9.3. Restrictions on Intercompany Transfers. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary (other than an Excluded Subsidiary) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to: (a) pay dividends or make any other distribution on any of such Subsidiary’s capital stock or other Equity Interests owned by the Borrower or any Subsidiary; (b) pay any Indebtedness owed to the Borrower or any Subsidiary; (c) make loans or advances to the Borrower or any Subsidiary; or (d) transfer any of its property or assets to the Borrower or any other Subsidiary; provided that this Section shall not apply to: (i) with respect to clause (d), (A) restrictions contained in any agreement relating to the sale of assets pending sale, or relating to Indebtedness secured by a Lien on assets which Indebtedness the Borrower or a Subsidiary, as applicable, is not prohibited from creating, incurring, assuming, or permitting or suffering to exist by the Loan Documents; provided that in any such case, the restrictions apply only to the assets that are the subject of such sale or Lien, as the case may be or (B) customary provisions restricting assignment of any agreement entered into by the Borrower, any other Loan Party or any other Subsidiary in the ordinary course of business and (ii) with respect to clauses (a) through (d), those encumbrances or restrictions (A) contained in any Loan Document, (B) contained in any other agreement that evidences unsecured Indebtedness containing encumbrances or restrictions on the actions described above that are substantially similar to those contained in the Loan Documents, (C) contained in organizational documents of, or other agreements governing an Investment in, or Indebtedness incurred by, any Excluded Subsidiary, Unconsolidated Affiliate or any Subsidiary that is not a Wholly Owned Subsidiary (but only to the extent applicable to the Equity Interest in such Subsidiary or Unconsolidated Affiliate or the assets of such Subsidiary or Unconsolidated Affiliate) or (D) obligations restricting the sale or other transfer of assets pursuant to “tax protection” (or similar) agreements entered into with limited partners or members of the OP or of any other Subsidiary of the REIT Entity. Section 9.4. Merger, Consolidation, Sales of Assets and Other Arrangements. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, (a) enter into any transaction of merger or consolidation; (b) liquidate, windup or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, whether now owned or hereafter acquired, having a fair market value in excess of the Substantial Amount; or (d) engage in a transaction or a series of related transactions in which it acquires assets having a fair market value in excess of the Substantial Amount or make an Investment in any other Person in excess of the Substantial Amount; provided, however, that: (i) the Borrower or any Subsidiary may merge with or into any other Subsidiary or any other Person so long as no Default or Event of Default is or would be in existence immediately thereafter; provided, however, that in the case of any merger involving (x) the Borrower, the Borrower shall be the surviving entity or (y) any Loan Party (other than the Borrower), the surviving entity shall be a Loan Party or shall become a Loan Party in accordance with the applicable terms of this Agreement; (ii) the Borrower or any Subsidiary may sell, lease or otherwise transfer or dispose of its assets to the Borrower or any other Subsidiary so long as no Default or Event of Default is or would be in existence immediately thereafter; (iii) any Loan Party and any other Subsidiary may, directly or indirectly, sell, lease or otherwise transfer, whether by one or a series of transactions, assets having a fair market value in excess of the Substantial Amount (including capital stock or other securities of Subsidiaries) to

- 90 - LEGAL02/35717724v8 Execution Version any other Person, so long as (1) the Borrower shall have given the Administrative Agent and the Lenders at least 15 days prior written notice (or such shorter period as may be acceptable to the Administrative Agent) of such sale, lease or other transfer; (2) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence; provided, however, that if, prior to the occurrence of a Default (or, during the existence of a Default, so long as the relevant agreement expressly states that sale of the Property subject to the agreement is conditioned on the approval of the Lenders), such Loan Party or Subsidiary has entered into an agreement to sell a Property which agreement requires that such Property be sold at a time during which a Default exists, such Loan Party or Subsidiary shall be permitted to sell such Property if a Default (but not an Event of Default) exists to the extent necessary for such Loan Party or Subsidiary to comply with the terms of such agreement, subject to such Loan Party or Subsidiary having received the approval of the Lenders required pursuant to the terms of any agreement entered into during the existence of a Default; and (3) at the time the Borrower gives notice pursuant to clause (1) of this subsection, the Borrower shall have delivered to the Administrative Agent and the Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing the continued compliance by the Loan Parties with the financial covenants contained in Section 9.1., after giving effect to such consolidation, merger, sale, lease or other transfer; (iv) any Loan Party and any other Subsidiary may, directly or indirectly, acquire (whether by purchase, acquisition of Equity Interests of a Person, or as a result of a merger or consolidation) assets, in a single transaction or series of related transactions, having a fair market value in excess of the Substantial Amount, or make an Investment in any other Person in an amount in excess of the Substantial Amount, so long as (1) the Borrower shall have given the Administrative Agent and the Lenders at least 15 days prior written notice (or such shorter period as may be acceptable to the Administrative Agent) of such purchase, acquisition, merger, consolidation or Investment (collectively, "acquisition"); (2) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence; provided, however, that if, prior to the occurrence of a Default (or, during the existence of a Default, so long as the relevant agreement expressly states that acquisition of the Property subject to the agreement is conditioned on the approval of the Lenders), such Loan Party or Subsidiary has entered into an agreement to acquire a Property which agreement requires that such Property be acquired at a time during which a Default (but not an Event of Default) exists, such Loan Party or Subsidiary shall be permitted to acquire such Property to the extent necessary for such Loan Party or Subsidiary to comply with the terms of such agreement, subject to such Loan Party or Subsidiary having received the approval of the Lenders required pursuant to the terms of any agreement entered into during the existence of a Default; (3) in the case of a consolidation or merger involving (x) the Borrower, the Borrower shall be the survivor thereof or (y) any Loan Party (other than the Borrower), the survivor thereof shall be a Loan Party or shall become a Loan Party in accordance with the applicable terms of this Agreement; and (4) at the time the Borrower gives notice pursuant to clause (1) of this subsection, the Borrower shall have delivered to the Administrative Agent and the Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing the continued compliance by the Loan Parties with the financial covenants contained in Section 9.1., after giving effect to such acquisition; (v) the Loan Parties and the other Subsidiaries may lease and sublease their respective assets, as lessor or sublessor (as the case may be), in the ordinary course of their business; (vi) any Subsidiary that is not a Material Subsidiary may liquidate and dissolve itself (or suffer its liquidation or dissolution) so long as immediately prior to the taking of such action,

- 91 - LEGAL02/35717724v8 Execution Version and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence; and (vii) Borrower and its Subsidiaries may effect the transactions described in clauses (a) through (d) of this Section 9.4. to the extent necessary or convenient to consummate the Reorganization in accordance with the requirements of Section 12.20. Section 9.5. Plans. The Borrower shall not, and shall not permit any Subsidiary to, permit any of its respective assets to become or be deemed to be “plan assets” within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder. Section 9.6. Fiscal Year. The Borrower shall not, and shall not permit any other Loan Party or other Subsidiary to, change its fiscal year from that in effect as of the Agreement Date. Section 9.7. Modifications of Organizational Documents. The Borrower shall not enter into, and shall not permit any Loan Party or any other Subsidiary to enter into any amendment, supplement, restatement or other modification of its certificate or articles of incorporation, articles of organization or formation, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) that could reasonably be expected to have a Material Adverse Effect or that would be adverse to the rights and remedies of the Administrative Agent and Lenders in any material respect. Section 9.8. Transactions with Affiliates. The Borrower shall not permit to exist or enter into, and will not permit any other Loan Party or other Subsidiary to permit to exist or enter into, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower except (a) as set forth on Schedule 6.1.(q), (b) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrower or any of its Subsidiaries and upon fair and reasonable terms, (c) transactions which are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate, (d) transactions entirely by and among Loan Parties and Subsidiaries, (e) following the Reorganization, payments by the Borrower to the REIT Entity to the extent required to fund administrative and operating expenses of the REIT Entity and which are not prohibited by the Loan Documents, (f) transactions by and among Subsidiaries and Unconsolidated Affiliates not otherwise prohibited under the Loan Documents, (g) transactions not prohibited by Section 9.1.(f) or 9.4. and (h) transactions necessary or convenient to consummate the Reorganization in accordance with Section 12.20. Section 9.9. Derivatives Contracts. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, enter into or become obligated in respect of Derivatives Contracts, other than Derivatives Contracts entered into by the Borrower, any such other Loan Party or any such other Subsidiary in the ordinary course of business and which, when entered into, were intended to establish an effective hedge either (i) in respect of existing or permitted Indebtedness or (ii) in respect of liabilities, commitments or assets

- 92 - LEGAL02/35717724v8 Execution Version held or reasonably anticipated to be held by the Borrower, such other Loan Party or such other Subsidiary. ARTICLE X. DEFAULT Section 10.1. Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority: (a) Default in Payment. (i) The Borrower shall fail to pay when due under this Agreement or any other Loan Document (whether upon demand, at maturity, by reason of acceleration or otherwise) (A) the principal of any of the Loans or any Reimbursement Obligation, or (B) interest on any of the Loans or any of the other payment Obligations owing by the Borrower under this Agreement or any other Loan Document in the case of this clause (B) only, within 10 Business Days after becoming due, or (ii) any other Loan Party shall fail to pay within 10 Business Days after becoming due any payment obligation owing by such Loan Party under any Loan Document to which it is a party. (b) Default in Performance. (i) Any Loan Party shall fail to perform or observe any term, covenant or agreement on its part to be performed or observed and contained in Section 7.1.(i) (solely with respect to the existence of the Borrower) or Article IX. (other than Section 9.7. or Section 9.9.); or (ii) Any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section, and in the case of this subsection (b)(ii) only, such failure shall continue for a period of 30 calendar days after the earlier of (x) the date upon which a Responsible Officer of the Borrower or such other Loan Party obtains knowledge of such failure or (y) the date upon which the Borrower has received written notice of such failure from the Administrative Agent. (c) Misrepresentations. Any written statement, representation or warranty made or deemed made by or on behalf of any Loan Party under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished by, or at the direction of, any Loan Party to the Administrative Agent, any Issuing Bank or any Lender, shall at any time prove to have been incorrect or misleading in any material respect when furnished or made or deemed made, it being understood that no projections furnished pursuant to Section 8.4.(k) and Section 8.4.(l) or otherwise shall be a basis for determining or declaring the occurrence, existence or continuation of any Default or Event of Default. (d) Indebtedness Cross-Default. (i) The Borrower, any other Loan Party or any other Subsidiary shall fail to make any payment when due and payable in respect of any Indebtedness (other than the Loans, the Reimbursement Obligations, and any Nonrecourse Indebtedness) having an aggregate outstanding principal amount (or, in the case of any Derivatives Contract, having, without regard to the effect of any close-out netting provision, a Derivatives Termination Value), in each case individually or in the aggregate with all other such Indebtedness as to which such a failure exists, of $50,000,000 or more (“Material Recourse Indebtedness”); or

- 93 - LEGAL02/35717724v8 Execution Version (ii) (x) The maturity of any Material Recourse Indebtedness (or Nonrecourse Indebtedness having an aggregate outstanding principal amount in excess of 5.0% of Consolidated Total Asset Value (“Material Nonrecourse Indebtedness”)) shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Recourse Indebtedness or Material Nonrecourse Indebtedness or (y) any Material Recourse Indebtedness or Material Nonrecourse Indebtedness shall have been required to be prepaid, repurchased, redeemed or defeased prior to the stated maturity thereof (other than as a result of (A) customary non-default mandatory prepayment requirements associated with asset sales, casualty events, debt or equity issuances, extraordinary receipts or borrowing base limitations and (B) any Indebtedness constituting convertible debt becoming due as a result of the exercise by any holder thereof of conversion, exchange or similar rights related to the value of the Borrower’s equity securities shall not be subject to this clause (ii) as long as such Indebtedness is converted into or exchanged for Equity Interests (other than Mandatorily Redeemable Stock) of the Borrower pursuant to the terms of such Indebtedness); or (iii) Any other event shall have occurred and be continuing (after giving to notice, grace and cure periods) as a result of which any holder or holders of any Material Recourse Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person, is then permitted to accelerate the maturity of any such Material Recourse Indebtedness or is then permitted to require any such Material Recourse Indebtedness to be prepaid, repurchased, redeemed or defeased prior to its stated maturity and all applicable grace or cure periods shall have expired (other than as a result of (A) customary non-default mandatory prepayment requirements associated with asset sales, casualty events, debt or equity issuances, extraordinary receipts or borrowing base limitations and (B) any Indebtedness constituting convertible debt becoming due as a result of the exercise by any holder thereof of conversion, exchange or similar rights related to the value of the Borrower’s equity securities shall not be subject to this clause (iii) as long as such Indebtedness is converted into or exchanged for Equity Interests (other than Mandatorily Redeemable Stock) of the Borrower pursuant to the terms of such Indebtedness). (e) Voluntary Bankruptcy Proceeding. The Borrower, any other Loan Party, any Material Subsidiary or any Subsidiary to which more than 10.0% of Consolidated Total Asset Value is attributable in the aggregate shall: (i) commence a voluntary case under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection (f); (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; (vii) make a conveyance fraudulent as to creditors under any Applicable Law; or (viii) take any corporate or partnership action for the purpose of effecting any of the foregoing. (f) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Borrower, any other Loan Party, any Material Subsidiary or any Subsidiary to which more than 10.0% of Consolidated Total Asset Value is attributable in the aggregate in any court of competent jurisdiction seeking: (i) relief under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy,

- 94 - LEGAL02/35717724v8 Execution Version insolvency, reorganization, winding-up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and in the case of either clause (i) or (ii) such case or proceeding shall continue undismissed or unstayed for a period of 90 consecutive calendar days, or an order granting the remedy or other relief requested in such case or proceeding (including, but not limited to, an order for relief under such Bankruptcy Code or such other federal bankruptcy laws) shall be entered. (g) Revocation of Loan Documents. Any Loan Party shall (or shall attempt to) disavow, revoke or terminate any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Loan Document or any Loan Document shall cease to be in full force and effect (except as a result of the express terms thereof). (h) Judgment. A judgment or order for the payment of money or for an injunction or other non-monetary relief shall be entered against the Borrower, any other Loan Party, or any other Subsidiary by any court or other tribunal and (i) such judgment or order shall continue for a period of 60 days without being paid, stayed or dismissed through appropriate appellate proceedings and (ii) either (A) the amount of such judgment or order (excluding any amount for which insurance coverage has not been denied in writing by the applicable insurance carrier) exceeds, individually or together with all other such unsatisfied judgments or orders entered against the Borrower, any other Loan Party or any other Subsidiary (other than any judgment entered against a Subsidiary in relation to Nonrecourse Indebtedness where recourse with respect to such judgment remains limited to the assets securing such Nonrecourse Indebtedness), $50,000,000 or (B) in the case of an injunction or other non-monetary relief, such injunction or judgment or order could reasonably be expected to have a Material Adverse Effect. (i) Attachment. A warrant, writ of attachment, execution or similar process shall be issued against any property of the Borrower, any other Loan Party or any other Subsidiary (other than any warrant, writ of attachment, execution or similar process issued against the property of a Subsidiary in relation to Nonrecourse Indebtedness where such warrant, writ of attachment, execution or similar process attaches only to the assets securing such Nonrecourse Indebtedness), which exceeds, individually or together with all other such warrants, writs, executions and processes, $50,000,000 in amount and such warrant, writ, execution or process shall not be paid, discharged, vacated, stayed or bonded for a period of 60 days; provided, however, that if a bond has been issued in favor of the claimant or other Person obtaining such warrant, writ, execution or process, the issuer of such bond shall execute a waiver or subordination agreement in form and substance satisfactory to the Administrative Agent pursuant to which the issuer of such bond subordinates its right of reimbursement, contribution or subrogation to the Obligations and waives or subordinates any Lien it may have on the assets of the Borrower, any other Loan Party or any other Subsidiary. (j) ERISA. (i) Any ERISA Event shall have occurred that results or could reasonably be expected to result in liability to any member of the ERISA Group aggregating in excess of $50,000,000; or (ii) The “benefit obligation” of all Plans exceeds the “fair market value of plan assets” for such Plans by more than $50,000,000, all as determined, and with such terms defined, in accordance with FASB ASC 715.

- 95 - LEGAL02/35717724v8 Execution Version (k) Change of Control/Change in Management. (i) Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50.0% of the total voting power of the then outstanding voting stock of the Borrower; or (ii) During any period of 12 consecutive months ending after the Agreement Date, individuals who at the beginning of any such 12-month period constituted the Board of Trustees of the Borrower (together with any new trustees whose election by such Board or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the trustees then still in office who were either trustees at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Trustees of the Borrower then in office. Notwithstanding the foregoing provisions of this Section 10.1., if a Default or Event of Default shall occur solely as a result of a Property being treated as an Eligible Property that is not in fact an Eligible Property, such Default or Event of Default shall be deemed to not have occurred so long as the Borrower delivers to the Administrative Agent not later than 15 days from (x) the date on which a Responsible Officer of the Borrower obtains knowledge of the occurrence of such Default or Event of Default and (y) the date on which the Borrower has received written notice of such Default or Event of Default from the Administrative Agent, each of the following: (1) written notice thereof and (2) a Compliance Certificate, prepared as of the last day of the most recent fiscal quarter, evidencing compliance with the covenants set forth in Section 9.1. excluding such Property as an Eligible Property, as applicable. Section 10.2. Remedies Upon Event of Default. Upon the occurrence of an Event of Default the following provisions shall apply: (a) Acceleration; Termination of Facilities. (i) Automatic. Upon the occurrence of an Event of Default specified in Sections 10.1.(e) or 10.1.(f), (1)(A) the principal of, and all accrued interest on, the Loans and the Notes at the time outstanding, (B) an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default for deposit into the Letter of Credit Collateral Account and (C) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents shall become immediately and automatically due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Borrower on behalf of itself and the other Loan Parties, and (2) the Commitments and the obligation of the Issuing Banks to issue Letters of Credit hereunder, shall all immediately and automatically terminate. (ii) Optional. If any other Event of Default shall exist, the Administrative Agent may, and at the direction of the Requisite Lenders shall: (1) declare (A) the principal of, and accrued interest on, the Loans and the Notes at the time outstanding, (B) an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default for deposit into the Letter of Credit Collateral Account and (C) all of the other

- 96 - LEGAL02/35717724v8 Execution Version Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower on behalf of itself and the other Loan Parties, and (2) terminate the Commitments and the obligation of the Issuing Banks to issue Letters of Credit hereunder. (b) Loan Documents. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents. (c) Applicable Law. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise all other rights and remedies it may have under any Applicable Law. (d) Appointment of Receiver. To the extent permitted by Applicable Law, the Administrative Agent and the Lenders shall be entitled to the appointment of a receiver for the assets and properties of the Borrower and its Subsidiaries, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the Eligible Property and/or the business operations of the Borrower and its Subsidiaries and to exercise such power as the court shall confer upon such receiver. (e) Remedies in Respect of Specified Derivatives Contracts. Notwithstanding any other provision of this Agreement or other Loan Document, each Specified Derivatives Provider shall have the right, with prompt notice to the Administrative Agent, but without the approval or consent of or other action by the Administrative Agent, the Issuing Banks or the Lenders, to take any action or avail itself of any remedies available to such Specified Derivatives Provider under any Specified Derivatives Contract. Section 10.3. Remedies Upon Default. Upon the occurrence of a Default specified in Section 10.1.(f), the Commitments and the obligation of the Issuing Banks to issue Letters of Credit shall immediately and automatically terminate. Section 10.4. Marshaling; Payments Set Aside. No Lender Party shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Guaranteed Obligations. To the extent that any Loan Party makes a payment or payments to a Lender Party, or a Lender Party enforces its security interest or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Guaranteed Obligations, or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Section 10.5. Allocation of Proceeds. If an Event of Default exists, all payments received by the Administrative Agent (or any Lender as a result of its exercise of remedies permitted under Section 12.3.) under any of the Loan Documents in respect of any Guaranteed Obligations shall be applied in the following order and priority:

- 97 - LEGAL02/35717724v8 Execution Version (a) to payment of that portion of the Guaranteed Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, the Issuing Banks in their capacity as such and the Swingline Lender in its capacity as such, ratably among the Administrative Agent, the Issuing Banks and Swingline Lender in proportion to the respective amounts described in this clause (a) payable to them; (b) to payment of that portion of the Guaranteed Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause (b) payable to them; (c) to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest on the Swingline Loans; (d) to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest on the Loans and Reimbursement Obligations, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (d) payable to them; (e) to payment of that portion of the Guaranteed Obligations constituting unpaid principal of the Swingline Loans; (f) to payment of that portion of the Guaranteed Obligations constituting unpaid principal of the Loans, Reimbursement Obligations, other Letter of Credit Liabilities and payment obligations then owing under Specified Derivatives Contracts, ratably among the Lenders, the Issuing Banks and the Specified Derivatives Providers in proportion to the respective amounts described in this clause (f) payable to them; provided, however, to the extent that any amounts available for distribution pursuant to this clause are attributable to the issued but undrawn amount of an outstanding Letter of Credit, such amounts shall be paid to the Administrative Agent for deposit into the Letter of Credit Collateral Account; and (g) the balance, if any, after all of the Guaranteed Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Applicable Law. Notwithstanding the foregoing, Guaranteed Obligations arising under Specified Derivatives Contracts shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the Specified Derivatives Provider. Each Specified Derivatives Provider not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XI. for itself and its Affiliates as if a “Lender” party hereto. Section 10.6. Letter of Credit Collateral Account. (a) As collateral security for the prompt payment in full when due of all Letter of Credit Liabilities and the other Obligations, the Borrower hereby pledges and grants to the Administrative Agent, for the ratable benefit of the Administrative Agent, the Issuing Banks and the Revolving Lenders as provided herein, a security interest in all of its right, title and interest in and to the Letter of Credit Collateral Account and the balances from time to time in the Letter of Credit Collateral Account

- 98 - LEGAL02/35717724v8 Execution Version (including the investments and reinvestments therein provided for below). The balances from time to time in the Letter of Credit Collateral Account shall not constitute payment of any Letter of Credit Liabilities until applied by the Issuing Banks as provided herein. Anything in this Agreement to the contrary notwithstanding, funds held in the Letter of Credit Collateral Account shall be subject to withdrawal only as provided in this Section. (b) Amounts on deposit in the Letter of Credit Collateral Account shall be invested and reinvested by the Administrative Agent in such Cash Equivalents as the Administrative Agent shall determine in its sole discretion. All such investments and reinvestments shall be held in the name of and be under the sole dominion and control of the Administrative Agent for the ratable benefit of the Administrative Agent, the Issuing Banks and the Revolving Lenders; provided, that all earnings on such investments will be credited to and retained in the Letter of Credit Collateral Account. The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Letter of Credit Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords other funds deposited with the Administrative Agent, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Letter of Credit Collateral Account. (c) If a drawing pursuant to any Letter of Credit occurs on or prior to the expiration date of such Letter of Credit, the Borrower and the Revolving Lenders authorize the Administrative Agent to use the monies deposited in the Letter of Credit Collateral Account to reimburse such Issuing Bank for the payment made by such Issuing Bank to the beneficiary with respect to such drawing. (d) If an Event of Default exists, the Administrative Agent may (and, if instructed by the Requisite Class Lenders of the Revolving Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such investments and reinvestments and apply the proceeds thereof to the Obligations in accordance with Section 10.5. Notwithstanding the foregoing, the Administrative Agent shall not be required to liquidate and release any such amounts if such liquidation or release would result in the amount available in the Letter of Credit Collateral Account to be less than the Stated Amount of all Extended Letters of Credit that remain outstanding. (e) So long as no Default or Event of Default exists, and to the extent amounts on deposit in or credited to the Letter of Credit Collateral Account exceed the aggregate amount of the Letter of Credit Liabilities then due and owing, the Administrative Agent shall, from time to time, at the request of the Borrower, deliver to the Borrower within 10 Business Days after the Administrative Agent’s receipt of such request from the Borrower, against receipt but without any recourse, warranty or representation whatsoever, such amount of the credit balances in the Letter of Credit Collateral Account as exceeds the aggregate amount of Letter of Credit Liabilities at such time. Upon the expiration, termination or cancellation of an Extended Letter of Credit for which the Revolving Lenders reimbursed (or funded participations in) a drawing deemed to have occurred under the fourth sentence of Section 2.3.(b) for deposit into the Letter of Credit Collateral Account but in respect of which the Revolving Lenders have not otherwise received payment for the amount so reimbursed or funded, the Administrative Agent shall promptly remit to thesuch Lenders the amount so reimbursed or funded for such Extended Letter of Credit that remains in the Letter of Credit Collateral Account, pro rata in accordance with the respective unpaid reimbursements or funded participations of thesuch Lenders in respect of such Extended Letter of Credit, against receipt but without any recourse, warranty or representation whatsoever. When all of the Obligations shall have been indefeasibly paid in full and no Letters of Credit remain outstanding, the Administrative Agent shall promptly deliver to the Borrower, against receipt but without any recourse, warranty or representation whatsoever, the balances remaining in the Letter of Credit Collateral Account.

- 99 - LEGAL02/35717724v8 Execution Version (f) The Borrower shall pay to the Administrative Agent from time to time such fees as the Administrative Agent normally charges for similar services in connection with the Administrative Agent’s administration of the Letter of Credit Collateral Account and investments and reinvestments of funds therein. Section 10.7. Rescission of Acceleration by Requisite Lenders. If at any time after acceleration of the maturity of the Loans and the other Obligations, the Borrower shall pay all arrears of interest and all payments on account of principal of the Obligations which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by Applicable Law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Defaults (other than nonpayment of principal of and accrued interest on the Obligations due and payable solely by virtue of acceleration) shall become remedied or waived to the satisfaction of the Requisite Lenders, then by written notice to the Borrower, the Requisite Lenders may elect, in the sole discretion of such Requisite Lenders, to rescind and annul the acceleration and its consequences. The provisions of the preceding sentence are intended merely to bind all of the Lenders to a decision which may be made at the election of the Requisite Lenders, and are not intended to benefit the Borrower and do not give the Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are satisfied. Section 10.8. Performance by Administrative Agent. If the Borrower or any other Loan Party shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Administrative Agent may, after notice to the Borrower, perform or attempt to perform such covenant, duty or agreement on behalf of the Borrower or such other Loan Party after the expiration of any cure or grace periods set forth herein. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount reasonably expended by the Administrative Agent in such performance or attempted performance to the Administrative Agent, together with interest thereon at the applicable Post-Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Borrower under this Agreement or any other Loan Document. Section 10.9. Rights Cumulative. (a) Generally. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders under this Agreement and each of the other Loan Documents and of the Specified Derivatives Providers under the Specified Derivatives Contracts shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Administrative Agent, the Issuing Banks, the Lenders and the Specified Derivatives Providers may be selective and no failure or delay by any such Lender Party in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right. (b) Enforcement by Administrative Agent. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article X. for the benefit of all the Lenders and the Issuing Banks; provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its

- 100 - LEGAL02/35717724v8 Execution Version capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) the Issuing Banks or the Swingline Lender from exercising the rights and remedies that inure to their benefit (solely in their capacity as an Issuing Bank or Swingline Lender, as the case may be) hereunder or under the other Loan Documents, (iii) any Specified Derivatives Provider from exercising the rights and remedies that inure to its benefit under any Specified Derivatives Contract, (iv) any Lender from exercising setoff rights in accordance with Section 12.3. (subject to the terms of Section 3.3.), or (v) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (x) the Requisite Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Article X. and (y) in addition to the matters set forth in clauses (ii), (iv) and (v) of the preceding proviso and subject to Section 3.3., any Lender may, with the consent of the Requisite Lenders, enforce any rights and remedies available to it and as authorized by the Requisite Lenders. ARTICLE XI. THE ADMINISTRATIVE AGENT Section 11.1. Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as contractual representative on such Lender’s behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Administrative Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Administrative Agent a trustee or fiduciary for any Lender or to impose on the Administrative Agent duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms “Agent”, “Administrative Agent”, “agent” and similar terms in the Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent shall deliver or otherwise make available to each Lender, promptly upon receipt thereof by the Administrative Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the Administrative Agent pursuant to Article VIII. that the Borrower is not otherwise required to deliver directly to the Lenders. The Administrative Agent will furnish to any Lender, upon the request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the Administrative Agent by the Borrower, any other Loan Party or any other Affiliate of the Borrower, pursuant to this Agreement or any other Loan Document not already delivered or otherwise made available to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which

- 101 - LEGAL02/35717724v8 Execution Version is contrary to this Agreement or any other Loan Document or Applicable Law. Not in limitation of the foregoing, the Administrative Agent may exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have directed the Administrative Agent otherwise. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Requisite Lenders, or where applicable, all the Lenders. Section 11.2. Administrative Agent as Lender. The Lender acting as Administrative Agent shall have the same rights and powers as a Lender or a Specified Derivatives Provider, as the case may be, under this Agreement, any other Loan Document or any Specified Derivatives Contract, as the case may be, as any other Lender or any Specified Derivatives Provider and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include the Lender acting as Administrative Agent in each case in its individual capacity. Such Lender and its Affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with the Borrower, any other Loan Party or any other Affiliate thereof as if it were any other bank and without any duty to account therefor to the Issuing Banks, the other Lenders or any Specified Derivatives Providers. Further, the Administrative Agent and any Affiliate may accept fees and other consideration from the Borrower for services in connection with this Agreement or any Specified Derivatives Contract, or otherwise without having to account for the same to the Issuing Banks, the other Lenders, any Specified Derivatives Providers. The Issuing Banks and the Lenders acknowledge that, pursuant to such activities, the Lender acting as Administrative Agent or its Affiliates may receive information regarding the Borrower, other Loan Parties, other Subsidiaries and other Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. Section 11.3. Approvals of Lenders. All communications from the Administrative Agent to any Lender requesting such Lender’s determination, consent or approval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, consent or approval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved and (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials provided to the Administrative Agent by the Borrower in respect of the matter or issue to be resolved. Unless a Lender shall give written notice to the Administrative Agent that it specifically objects to the requested determination, consent or approval within 10 Business Days (or such lesser or greater period as may be specifically required under the express terms of the Loan Documents) of receipt of such communication, such Lender shall be deemed to have conclusively approved or consented to such requested determination, consent or approval. The provisions of this Section shall not apply to any amendment, waiver or consent regarding any of the matters described in Section 12.6.(b). Section 11.4. Notice of Events of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default.” If any Lender (excluding the Lender which is

- 102 - LEGAL02/35717724v8 Execution Version also serving as the Administrative Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Administrative Agent such a “notice of default”; provided, a Lender’s failure to provide such a “notice of default” to the Administrative Agent shall not result in any liability of such Lender to any other party to any of the Loan Documents. Further, if the Administrative Agent receives such a “notice of default,” the Administrative Agent shall give prompt notice thereof to the Lenders. Section 11.5. Administrative Agent’s Reliance. Notwithstanding any other provisions of this Agreement or any other Loan Documents, neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document, except for its or their own bad faith, gross negligence or willful misconduct in connection with its duties expressly set forth herein or therein as determined by a court of competent jurisdiction in a final non-appealable judgment. Without limiting the generality of the foregoing, the Administrative Agent may consult with legal counsel (including its own counsel or counsel for the Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither the Administrative Agent nor any of its Related Parties: (a) makes any warranty or representation to any Lender, any Issuing Bank or any other Person, or shall be responsible to any Lender, any Issuing Bank or any other Person for any statement, warranty or representation made or deemed made by the Borrower, any other Loan Party or any other Person in or in connection with this Agreement or any other Loan Document; (b) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of the Borrower or other Persons, or to inspect the property, books or records of the Borrower or any other Person; (c) shall be responsible to any Lender or any Issuing Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Administrative Agent on behalf of the Lenders Parties in any such collateral; (d) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Loan Documents or any other document, instrument, agreement, certificate or statement delivered in connection therewith; and (e) shall incur any liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telecopy or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. The Administrative Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of bad faith, gross negligence or willful misconduct in the selection of such agent or attorney-in- fact as determined by a court of competent jurisdiction in a final non-appealable judgment. Section 11.6. Indemnification of Administrative Agent. Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender’s respective Commitment PercentagePro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable out-of-pocket costs and expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Administrative Agent (in its capacity as Administrative Agent but not as a Lender) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under the Loan Documents (collectively,

- 103 - LEGAL02/35717724v8 Execution Version “Indemnifiable Amounts”); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, further, that no action taken in accordance with the directions of the Requisite Lenders (or all of the Lenders, if expressly required hereunder) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) promptly upon demand for its Commitment PercentagePro Rata Share (determined as of the time that the applicable reimbursement is sought) of any out-of-pocket expenses (including the reasonable fees and expenses of the counsel to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Administrative Agent to enforce the terms of the Loan Documents and/or collect any Obligations, any “lender liability” suit or claim brought against the Administrative Agent and/or the Lenders, and any claim or suit brought against the Administrative Agent and/or the Lenders arising under any Environmental Laws. Such out-of-pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of the Administrative Agent notwithstanding any claim or assertion that the Administrative Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the Administrative Agent that the Administrative Agent will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Administrative Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other Obligations and the termination of this Agreement. If the Borrower shall reimburse the Administrative Agent for any Indemnifiable Amount following payment by any Lender to the Administrative Agent in respect of such Indemnifiable Amount pursuant to this Section, the Administrative Agent shall promptly share such reimbursement on a ratable basis with each Lender making any such payment. Section 11.7. Lender Credit Decision, Etc. Each of the Lenders and the Issuing Banks expressly acknowledges and agrees that neither the Administrative Agent nor any of its Related Parties has made any representations or warranties to such Issuing Bank or such Lender and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower, any other Loan Party or any other Subsidiary or Affiliate, shall be deemed to constitute any such representation or warranty by the Administrative Agent to any Issuing Bank or any Lender. Each of the Lenders and Issuing Banks acknowledges that it has made its own credit and legal analysis and decision to enter into this Agreement and the transactions contemplated hereby, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent, or any of their respective Related Parties, and based on the financial statements of the Borrower, the other Loan Parties, the other Subsidiaries and other Affiliates, and inquiries of such Persons, its independent due diligence of the business and affairs of the Borrower, the other Loan Parties, the other Subsidiaries and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate. Each of the Lenders and the Issuing Banks also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective Related Parties, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any other Loan Party of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, the Borrower, any other Loan Party or any other Subsidiary.

- 104 - LEGAL02/35717724v8 Execution Version Except for notices, reports and other documents and information expressly required to be furnished to the Lenders and the Issuing Banks by the Administrative Agent under this Agreement or any of the other Loan Documents, the Administrative Agent shall have no duty or responsibility to provide any Lender or any Issuing Bank with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower, any other Loan Party or any other Affiliate thereof which may come into possession of the Administrative Agent or any of its Related Parties. Each of the Lenders and the Issuing Banks acknowledges that the Administrative Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and is not acting as counsel to any Lender or any Issuing Bank. Section 11.8. Successor Administrative Agent. The Administrative Agent (a) may resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower or (b) may be removed as Administrative Agent by the Requisite Lenders (excluding the Lender then acting as Administrative Agent) if the Administrative Agent (i) is found by a court of competent jurisdiction in a final, non- appealable judgment to have committed gross negligence, bad faith or willful misconduct in the course of performing its duties hereunder or (ii) has become a Defaulting Lender under clause (d) of the definition of such term. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within 30 days after the current Administrative Agent’s giving of notice of resignation or upon the removal of the current Administrative Agent, then, in the case of resignation by the Administrative Agent, the current Administrative Agent may, or in the case of removal of the Administrative Agent, the Requisite Lenders may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee; provided that if no Lender has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made to each Lender and Issuing Bank directly, until such time as a successor Administrative Agent has been appointed as provided for above in this Section; provided, further that such Lenders and such Issuing Banks so acting directly shall be and be deemed to be protected by all indemnities and other provisions herein for the benefit and protection of the Administrative Agent as if each such Lender or Issuing Bank were itself the Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and the current Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Any resignation by, or removal of, an Administrative Agent shall also constitute the resignation or removal as an Issuing Bank and as the Swingline Lender by the Lender then acting as Administrative Agent (the “Resigning Lender”), except that such Lender, in its capacity as an Issuing Bank, shall continue to have obligations hereunder with respect to Letters of Credit until the appointment of a successor Administrative Agent has become effective. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder (i) the Resigning Lender shall be discharged from all duties and obligations of an Issuing Bank and the Swingline Lender hereunder and under the other Loan Documents and (ii) if reasonably practicable and acceptable to beneficiaries under then outstanding Letters of Credit, the successor Issuing Bank shall issue letters of credit in substitution for all Letters of Credit issued by the Resigning Lender as Issuing Bank outstanding at the time of such succession (which letters of credit issued in substitutions shall be deemed to be Letters of Credit issued hereunder) or make

- 105 - LEGAL02/35717724v8 Execution Version other arrangements satisfactory to the Resigning Lender to effectively assume the obligations of the Resigning Lender with respect to such Letters of Credit. After any Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article XI. shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights and duties under the Loan Documents to any of its Affiliates by giving the Borrower and each Lender prior written notice. Section 11.9. Titled Agents. Each of the Arrangers, Syndication Agent and Documentation Agents (each a “Titled Agent”) in each such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles given to the Titled Agents are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Administrative Agent, any Lender, any Issuing Bank, the Borrower or any other Loan Party and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled. Section 11.10. Specified Derivatives Contracts. No Specified Derivatives Provider that obtains the benefits of Section 10.5. by virtue of the provisions hereof or of any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of any Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Specified Derivatives Contracts unless the Administrative Agent has received written notice of such Specified Derivatives Contracts, together with such supporting documentation as the Administrative Agent may request, from the applicable Specified Derivatives Provider. ARTICLE XII. MISCELLANEOUS Section 12.1. Notices. Unless otherwise provided herein (including without limitation as provided in Section 8.5.), communications provided for hereunder shall be in writing and shall be mailed, telecopied, or delivered as follows: If to the Borrower: Washington Real Estate Investment Trust 1775 Eye Street, NW, Suite 1000 Washington, D.C. 20006 Attention: Chief Financial Officer Telecopier: (202) 774379-3554 Telephone: (202) 379774-3200 with a copy to:

Washington Real Estate Investment Trust
1775 Eye Street, NW, Suite 1000
Washington, D.C. 20006
Attention: General Counsel
Telecopier: (202) ~~774~~379-3554
Telephone: (202) ~~379~~774-3200

If to the Administrative Agent:

Wells Fargo Bank, National Association
10 South Wacker Drive, 32nd floor
Chicago, Illinois 60606
Attention: Brandon Barry
Telecopier: (312) 782-0966
Telephone: (312) 827-1525

with a copy to

Wells Fargo Bank, National Association
301 S. College Street, 4th Floor
Mailcode D1053-04G
Charlotte, North Carolina 28202-6000
Attn: Douglas E. Frazer
Telecopier: (704) 715-1289
Telephone: (704) 715-5747

If to the Administrative Agent under Article II.

Wells Fargo Bank, National Association
Minneapolis Loan Center
MAC N9303 110
608 Second Avenue S., 11th Floor
Minneapolis, Minnesota 55402-1916
Attn: David DeAngelis
Telecopier: (866) 595-7861
Telephone: (612) 667-4773

If to Wells Fargo, as an Issuing Bank:

Wells Fargo Bank, National Association
10 South Wacker Drive, 32nd Floor
Chicago, Illinois 60606
Attention: Brandon Barry
Telecopier: (312) 782-0966
Telephone: (312) 827-1525

If to KeyBank, as an Issuing Bank:

KeyBank National Association
4910 Tiedeman Road, 3rd Floor

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- 107 - LEGAL02/35717724v8 Execution Version Brooklyn, Ohio 44114 Attn: Vicky Heinick Email: vicky_f_heineck@keybank.com with a copy to: KeyBank National Association 1200 Abernathy Road, Suite 1550 Atlanta, GA 30328-5601 Mailcode: GA-03-40-0900 Attn: Michelle Barber Email: Michele_Barber@KeyBank.com If to any other Lender: To such Lender’s address or telecopy number as set forth in the applicable Administrative Questionnaire or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section; provided, a Lender or an Issuing Bank shall only be required to give notice of any such other address to the Administrative Agent and the Borrower. All such notices and other communications shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; (iii) if hand delivered or sent by overnight courier, when delivered; or (iv) solely in the case of notices delivered by or on behalf of the Borrower to the Administrative Agent and the Lenders in accordance with Article VIII, if delivered in accordance with Section 8.5. to the extent applicable; provided, however, that, in the case of the immediately preceding clauses (i), (ii) and (iii), non-receipt of any communication as of the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Notwithstanding the immediately preceding sentence, all notices or communications to the Administrative Agent, any Issuing Bank or any Lender under Article II. shall be effective only when actually received. None of the Administrative Agent, any Issuing Bank or any Lender shall incur any liability to any Loan Party (nor shall the Administrative Agent incur any liability to any Issuing Bank or the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Administrative Agent, such Issuing Bank or such Lender, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder. Failure of a Person designated to get a copy of a notice to receive such copy shall not affect the validity of notice properly given to another Person. Section 12.2. Expenses. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and reasonable and documented expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expenses and reasonable travel expenses related to closing), and the consummation of the transactions contemplated hereby and thereby, including the reasonable and documented out-of-pocket fees and disbursements of counsel to the Administrative Agent and all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the use of IntraLinks, SyndTrak or other similar information transmission systems in connection with the Loan Documents, (b) to pay or reimburse the Administrative Agent, the Issuing Banks and the Lenders for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents, including

- 108 - LEGAL02/35717724v8 Execution Version the reasonable and documented fees and disbursements of their respective counsel and any payments in indemnification or otherwise payable by the Lenders to the Administrative Agent pursuant to the Loan Documents, (c) to pay, and indemnify and hold harmless the Administrative Agent, the Issuing Banks and the Lenders from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document and (d) to the extent not already covered by any of the preceding subsections, to pay or reimburse the reasonable and documented out-of-pocket fees and disbursements of counsel to the Administrative Agent, any Issuing Banks and any Lender incurred in connection with the representation of the Administrative Agent, such Issuing Bank or such Lender in any matter relating to or arising out of any bankruptcy or other proceeding of the type described in Sections 10.1.(e) or 10.1.(f), including, without limitation (i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Obligations and (iii) the negotiation and preparation of any debtor-in-possession financing or any plan of reorganization of the Borrower or any other Loan Party, whether proposed by the Borrower, such Loan Party, the Lenders or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding. If the Borrower shall fail to pay any amounts required to be paid by it pursuant to this Section, the Administrative Agent and/or the Lenders may pay such amounts on behalf of the Borrower and such amounts shall be deemed to be Obligations owing hereunder. Notwithstanding the foregoing, the obligation to reimburse the Lender Parties for fees and expenses in connection with the matters described in items (b) and (d) shall be limited to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to the Lender Parties and, if reasonably necessary, a single local counsel for the Lender Parties in each relevant jurisdiction and with respect to each relevant specialty, and in the case of an actual or perceived conflict of interest, one additional counsel in each relevant jurisdiction to the affected Lender Parties similarly situated. All amounts payable pursuant to this Section 12.2. shall be due and payable 15 days after receipt of a reasonably detailed invoice therefor. Section 12.3. Setoff. Subject to Section 3.3. and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Borrower hereby authorizes the Administrative Agent, each Issuing Bank, each Lender, each Affiliate of the Administrative Agent, any Issuing Bank or any Lender, and each Participant, at any time or from time to time while an Event of Default exists, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of an Issuing Bank, a Lender, an Affiliate of an Issuing Bank or a Lender, or a Participant, subject to receipt of the prior written consent of the Requisite Lenders exercised in their sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Issuing Bank, such Lender, any Affiliate of the Administrative Agent, such Issuing Bank or such Lender, or such Participant, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 10.2., and although such Obligations shall be contingent or unmatured. Notwithstanding anything to the contrary in this Section, if any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 3.9. and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks and the Lenders and (y) such Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in

- 109 - LEGAL02/35717724v8 Execution Version reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Section 12.4. Litigation; Jurisdiction; Other Matters; Waivers. (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY OF THE LENDERS OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS. (b) THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY ISSUING BANK, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

- 110 - LEGAL02/35717724v8 Execution Version (c) THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT ITS ADDRESS FOR NOTICES PROVIDED IN SECTION 12.1. SHOULD THE BORROWER FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN 30 DAYS AFTER THE MAILING THEREOF, THE BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. (d) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS AGREEMENT. Section 12.5. Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower (other than as permitted pursuant to Section 12.20.) may not assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of the immediately following subsection (b), (ii) by way of participation in accordance with the provisions of the immediately following subsection (d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of the immediately following subsection (e) (and, subject to the last sentence of the immediately following subsection (b), any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in the immediately following subsection (d) and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its CommitmentCommitments and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of (w) an assignment of the entire remaining amount of an assigning Lender’s Revolving Commitment and/or the Revolving Loans at the time owing to it, or(x) contemporaneous assignments to related Approved Funds that equal at least the amount specified in the immediately following clause (B) in the aggregate, or in the case of(y) an assignment of the entire remaining amount of an assigning Term Loan Lender’s Term Loan Commitment or Term Loans of a Class at the time owing to it, or (z) an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

- 111 - LEGAL02/35717724v8 Execution Version (B) in any case not described in the immediately preceding subsection (A), the aggregate amount of the Commitment of a Class (which for this purpose includes Loans outstanding thereunder) or, if the applicable CommitmentClass of Commitments is not then in effect, the principal outstanding balance of the applicable Class of Loans of the assigning Lender subject to each such assignment (in each case, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000 in the case of any assignment of a Commitment or Loan, unless each of the Administrative Agent and, so long as no Default or Event of Default shall exist, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Commitment of the applicable Class held by such assigning Lender or the outstanding principal balance of the Revolving Loans of the applicable Class of such assigning Lender, as applicable, would be less than $5,000,000, then such assigning Lender shall assign the entire amount of its Commitment and the Loans at the time owing to it. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (x) apply to rights in respect of a Bid Rate Loan or (y) prohibit any Lender from assigning all or a portion of its rights and obligations with respect to separate Classes of Loans and Commitments on a non-rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (i)(B) of this subsection (b) and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default shall exist at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (x) a Commitment of a Class if such assignment is to a Person that is not already a Lender with a Commitment of such Class, an Affiliate of such a Lender or an Approved Fund with respect to such a Lender or (y) a Term Loan to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and (C) the consent of the Issuing Banks and the Swingline Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of a Revolving Commitment. (iv) Assignment and Assumption; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $4,500 for each assignment (which fee the Administrative Agent may, in its sole discretion, elect to waive), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the

- 112 - LEGAL02/35717724v8 Execution Version transferor Lender or the assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the assignee and such transferor Lender, as appropriate, and such transferor Lender shall promptly return any existing Notes held by such Lender to the Borrower (or, if lost, destroyed or mutilated, if requested by the Borrower a lost note affidavit including a customary indemnity). (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or to any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person. (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Revolving Loans and participations in Letters of Credit and Swingline Loans in accordance with its Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to the immediately following subsection (c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.4., 12.2. and 12.9. and the other provisions of this Agreement and the other Loan Documents as provided in Section 12.10. with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with the immediately following subsection (d).

- 113 - LEGAL02/35717724v8 Execution Version (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Principal Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent, the Swingline Lender or any Issuing Bank, sell participations to any Person (other than a natural Person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to (w) increase such Lender’s Commitment, (x) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Lender, (y) reduce the rate at which interest is payable thereon or (z) release any Guarantor from its Obligations under the Guaranty except as contemplated by Section 7.13.(c), in each case, as applicable to that portion of such Lender’s rights and/or obligations that are subject to the participation. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.10., 4.1., 4.4. (subject to the requirements and limitations therein, including the requirements under Section 3.10.(g) (it being understood that the documentation required under Section 3.10.(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 4.6. as if it were an assignee under subsection (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 4.1. or 3.10., with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 4.6. with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.3. as though it were a Lender; provided that such Participant agrees to be subject to Section 3.3. as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner

- 114 - LEGAL02/35717724v8 Execution Version of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) No Registration. Each Lender agrees that, without the prior written consent of the Borrower and the Administrative Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or Note under the Securities Act or any other securities laws of the United States of America or of any other jurisdiction. (g) Designated Lenders. Any Revolving Lender (each, a “Designating Lender”) may at any time while the Borrower has been assigned an Investment Grade Rating from either S&P or Moody’s designate one Designated Lender to fund Bid Rate Loans on behalf of such Designating Lender subject to the terms of this subsection, and the provisions in the immediately preceding subsections (b) and (d) shall not apply to such designation. No Lender may designate more than one Designated Lender. The parties to each such designation shall execute and deliver to the Administrative Agent for its acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender, the Administrative Agent will accept such Designation Agreement and give prompt notice thereof to the Borrower, whereupon (i) the Borrower shall, upon the request of such Designated Lender, execute and deliver to the Designating Lender a Bid Rate Note payable to the order of the Designated Lender, (ii) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right to make Bid Rate Loans on behalf of its Designating Lender pursuant to Section 2.2. after the Borrower has accepted a Bid Rate Loan (or portion thereof) of the Designating Lender, and (iii) the Designated Lender shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Borrower, the Administrative Agent and the Lenders for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under Section 11.6. and any sums otherwise payable to the Borrower by the Designated Lender. Each Designating Lender shall serve as the agent of the Designated Lender and shall on behalf of, and to the exclusion of, the Designated Lender: (i) receive any and all payments made for the benefit of the Designated Lender and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as agent for the Designated Lender and shall not be signed by the Designated Lender on its own behalf and shall be binding on the Designated Lender to the same extent as if signed by the Designated Lender on its own behalf. The Borrower, the Administrative Agent and the Lenders may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Lender. The Borrower, the Lenders and the Administrative Agent each hereby agrees that it will not institute against

- 115 - LEGAL02/35717724v8 Execution Version any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (x) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (y) the Revolving Termination Date. In connection with any such designation, the Designating Lender shall pay to the Administrative Agent an administrative fee for processing such designation in the amount of $2,000. (h) USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act, prior to any Lender that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law. Section 12.6. Amendments and Waivers. (a) Generally. Except as otherwise expressly provided in this Agreement, (i) any consent or approval required or permitted by this Agreement or any other Loan Document to be given by the Lenders may be given, (ii) any term of this Agreement or of any other Loan Document may be amended, (iii) the performance or observance by the Borrower, any other Loan Party or any other Subsidiary of any terms of this Agreement or such other Loan Document may be waived, and (iv) the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (or the Administrative Agent at the written direction of the Requisite Lenders), and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is party thereto. Subject to the immediately following subsection (b), any term of this Agreement or of any other Loan Document relating to the rights or obligations of the Lenders of a particular Class, and not Lenders of any other Class, may be amended, and the performance or observance by the Borrower or any other Loan Party or any Subsidiary of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Requisite Class Lenders for such Class of Lenders (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is a party thereto). Notwithstanding anything to the contrary contained in this Section, the Fee Letter may only be amended, and the performance or observance by any Loan Party thereunder may only be waived, in a writing executed by the parties thereto. (b) Additional Lender Consents. In addition to the foregoing requirements, no amendment, waiver or consent shall: (i) increase (or reinstate) or extend (except in accordance with Section 2.14.) the Commitments of a Lender or subject a Lender to any additional obligations without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent set forth in Section 5.1. or 5.2. or of any Default or Event of Default is not considered an increase in the Commitments of any Lender); (ii) reduce the principal of, or interest that has accrued or the rates of interest that will be charged on the outstanding principal amount of, any Loans or other Obligations without the written consent of each Lender directly affected thereby; provided, however, only the written consent of the Requisite Lenders shall be required (x) for the waiver of interest payable at the Post-Default Rate, retraction of the imposition of interest at the Post-Default Rate and amendment of the definition of “Post-Default Rate” and (y) to amend any financial covenant hereunder (or

- 116 - LEGAL02/35717724v8 Execution Version any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or to reduce any fee payable hereunder; (iii) reduce the amount of any Fees payable to a Lender without the written consent of such Lender; (iv) modify the definition of “Revolving Termination Date” (except in accordance with Section 2.14.), or extend the expiration date of any Letter of Credit beyond the Revolving Termination Date, in each case, without the written consent of each Revolving Lender directly affected thereby; (ivv) modify the definitionsdefinition of “Termination Date” (except in accordance with Section 2.14.) or “Commitment Percentage”as it applies to a Class of Loans (except as set forth in clause (iv) above in relation to Revolving Commitments), otherwise postpone any date fixed for, or forgive, any payment of principal of, or interest on, any Revolving Loans of a Class or for the payment of Fees or any other Obligations owing to the Lenders, or extend the expiration date of any Letter of Credit beyond the Termination Dateof such Class, in each case, without the written consent of each Lender of such Class directly affected thereby; (vi) while any Term Loans remain outstanding, amend, modify or waive (A) the amount of the Swingline Availability or (B) the L/C Commitment Amount, in each case, without the prior written consent of the Requisite Class Lenders of the Revolving Lenders; (vii) modify the definition of “Commitment Percentage” without the written consent of each Revolving Lender directly affected thereby; (v) viii) modify the definition of “Pro Rata Share” or amend or otherwise modify the provisions of Section 3.2. without the written consent of each Lender directly and adversely affected thereby; (viix) amend this Section or, amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section, modify the definition of the term “Requisite Lenders” or (except as otherwise provided in the immediately following clause (x)), modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Lender; (viix) modify the definition of the term “Requisite Class Lenders” as it relates to a Class of Lenders or modify in any other manner the number or percentage of thea Class of Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, in each case, solely with respect to such Class of Lenders, without the written consent of each Lender in such Class; (viiixi) release any Guarantor from its obligations under the Guaranty (except as contemplated by Section 7.13.(b)) without the written consent of each Lender (it being understood and agreed that this clause (viiixi) shall not apply to any amendment to Section 7.13. unless such amendment has the effect of releasing of any Person that has already become a Guarantor); (ixxii) amend, or waive the Borrower’s compliance with, Section 2.16. without the written consent of each Revolving Lender; or

- 117 - LEGAL02/35717724v8 Execution Version (xxiii) waive a Default or Event of Default under Section 10.1.(a), except as permitted in Section 10.7., without the written consent of each Lender directly and adversely affected thereby. (c) Amendment of Administrative Agent’s Duties, Etc. No amendment, waiver or consent unless in writing and signed by the Administrative Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights or duties of the Administrative Agent under this Agreement or any of the other Loan Documents. Any amendment, waiver or consent relating to Section 2.4. or the obligations of the Swingline Lender under this Agreement or any other Loan Document shall, in addition to the Lenders required hereinabove to take such action, require the written consent of the Swingline Lender. Any amendment, waiver or consent relating to Section 2.3. or the obligations of the Issuing Banks under this Agreement or any other Loan Document shall, in addition to the Lenders required hereinabove to take such action, require the written consent of the Issuing Banks. Any amendment, waiver or consent with respect to any Loan Document that (i) diminishes the rights of a Specified Derivatives Provider in a manner or to an extent dissimilar to that affecting the Lenders or (ii) increases the liabilities or obligations of a Specified Derivatives Provider shall, in addition to the Lenders required hereinabove to take such action, require the consent of the Lender that is (or having an Affiliate that is) such Specified Derivatives Provider. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitments of any Defaulting Lender may not be increased, reinstated or extended without the written consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the written consent of such Defaulting Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Any Event of Default occurring hereunder shall continue to exist until such time as such Event of Default is waived in writing in accordance with the terms of this Section, notwithstanding any attempted cure or other action by the Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Event of Default. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances. (d) Technical Amendments. Notwithstanding anything to the contrary in this Section 12.6., if the Administrative Agent and the Borrower have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or an inconsistency between provisions of this Agreement, the Administrative Agent and the Borrower shall be permitted to amend such provision or provisions to cure such ambiguity, omission, mistake, defect or inconsistency so long as to do so would not adversely affect the interests of the Lenders and the Issuing Banks. Any such amendment shall become effective without any further action or consent of any of other party to this Agreement. (e) Term Loans. Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with only the written consent of Administrative Agent and the Borrower (a) to provide for the making of Term Loans as contemplated by Section 2.17. and to permit the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such Term Loans in any determination of the Requisite

- 118 - LEGAL02/35717724v8 Execution Version Lenders. Furthermore, this Agreement may be amended to extend the Commitments and/or Revolving Loans outstanding pursuant to one or more tranches with only the consent of the Borrower, the Administrative Agent and the respective extending Lenders and without the consent of any other Lender, it being understood that each existing Lender shall be offered the opportunity to participate in such extension on the same terms and conditions as each other Lender.clause (g) of this Section 12.6. below. (f) Reorganization Amendments. Notwithstanding anything in this Section or any other provision of this Agreement and the Loan Documents to the contrary, each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended (or amended and restated), without the consent of any of the Lenders or the Issuing Banks, to the extent necessary or appropriate in the opinion of the Administrative Agent to (i) effect the OP’s assumption of all of the Borrower’s liabilities and obligations under, and the Borrower’s transfer and assignment to the OP of all of the Borrower’s rights and benefits under, this Agreement and the other Loan Documents to which the Borrower is a party as permitted under Section 12.20. and (ii) effect such other amendments to (or amendment and restatement of) this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 12.20., including, without limitation, to amend representations, covenants and events of default as appropriate to permit consummation of the Reorganization and reflect the OP as the Borrower hereunder, and the Lenders and the Issuing Banks hereby expressly authorize the Administrative Agent to enter into any such amendments or amendment and restatement. (g) Amend and Extend Transactions. (i) The Borrower may, by written notice to the Administrative Agent from time to time, request an extension (each, an “Extension”) of the maturity date of any Class of Loans and Commitments to the extended maturity date specified in such notice. Such notice shall (A) set forth the amount of the applicable Class of Commitments and/or Term Loans that will be subject to the Extension (which shall be in a minimum amount of $200,000,000 and minimum increments of $25,000,000 in excess thereof (or such other amounts as may be acceptable to the Borrower and the Administrative Agent)), (B) set forth the date on which such Extension is requested to become effective (which shall be not less than ten (10) Business Days nor more than sixty (60) days after the date of such Extension notice (or such longer or shorter periods as the Administrative Agent shall agree in its sole discretion)) and (C) identify the relevant Class of Commitments and/or Term Loans to which such Extension relates. Each Lender of the applicable Class shall be offered (an “Extension Offer”) an opportunity to participate in such Extension on a pro rata basis and on the same terms and conditions as each other Lender of such Class pursuant to procedures established by, or reasonably acceptable to, the Administrative Agent and the Borrower. If the aggregate principal amount of Commitments or Term Loans in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Commitments or Term Loans, as applicable, subject to the Extension Offer as set forth in the Extension notice, then the Commitments or Term Loans, as applicable, of Lenders of the applicable Class shall be extended ratably up to such maximum amount based on the respective principal amounts with respect to which such Lenders have accepted such Extension Offer. (ii) The following shall be conditions precedent to the effectiveness of any Extension: (A) no Default or Event of Default shall have occurred and be continuing immediately prior to and immediately after giving effect to such Extension, (B) the representations and warranties set forth in Section 6.1. and in each other Loan Document shall be deemed to be made and shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and

- 119 - LEGAL02/35717724v8 Execution Version correct in all respects) on and as of the effective date of such Extension except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall behave been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited hereunder, (C) the Issuing Banks and the Swingline Lender shall have consented to any Extension of the Revolving Commitments, to the extent that such Extension provides for the issuance or extension of Letters of Credit or making of Swingline Loans at any time during the extended period and (D) the terms of such Extended Commitments and Extended Term Loans shall comply with subclause (iii) of this Section 12.6.(g). Notwithstanding any other provision of this Agreement to the contrary, in no event shall the Commitments or Loans of any Lender be extended pursuant to this Section 12.6.(g). unless such Lender affirmatively accepts in writing the applicable Extension Offer, it being understood and agreed that a failure by a Lender to respond to any such Extension Offer shall be deemed to be a rejection by such Lender of such Extension Offer. (iii) The terms of each Extension shall be determined by the Borrower and the applicable extending Lenders and set forth in an Extension Amendment; provided that (A) the final maturity date of any Extended Commitment or Extended Term Loan shall be no earlier than the latest Termination Date then in effect for any Class of Loans, (B)(x) there shall be no scheduled amortization of the loans or reductions of commitments under any Extended Commitments and (y) the average life to maturity of the Extended Term Loans shall be no shorter than the remaining average life to maturity of the existing Term Loans, (C) the Extended Revolving Loans and the Extended Term Loans will rank pari passu in right of payment and with respect to security with the existing Revolving Loans and the existing Term Loans and the borrower and guarantors of the Extended Commitments or Extended Term Loans, as applicable, shall be the same as the Borrower and Guarantors with respect to the existing Revolving Loans or Term Loans, as applicable, (D) the interest rate margin, rate floors, fees, original issue discount and premium applicable to any Extended Commitment (and the Extended Revolving Loans thereunder) and Extended Term Loans shall be determined by the Borrower and the applicable extending Lenders, (E)(x) the Extended Term Loans may participate on a pro rata or less than pro rata (but not greater than pro rata) basis in voluntary or mandatory prepayments with the other Term Loans and (Yy) borrowing and prepayment of Extended Revolving Loans, or reductions of Extended Commitments, and participation in Letters of Credit and Swingline Loans, shall be on a pro rata basis with the other Revolving Loans or Commitments (other than upon the maturity of the non-extended Revolving Loans and Commitments) and (F) the terms of the Extended Commitments or Extended Term Loans, as applicable, shall be substantially identical to the terms set forth herein (except as set forth in sub-clauses (A) through (E) above). (iv) In connection with any Extension, the Borrower, the Administrative Agent and each applicable extending Lender shall execute and deliver to the Administrative Agent an Extension Amendment and such other documentation as the Administrative Agent shall reasonably specify to evidence the Extension. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension. Any Extension Amendment may, without the consent of any other Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to implement the terms of any such Extension, including any amendments necessary to establish Extended Commitments or Extended Term Loans as a new Class or tranche of Commitments or Term Loans, as applicable, and such other technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Class or tranche

- 120 - LEGAL02/35717724v8 Execution Version (including to preserve the pro rata treatment of the extended and non-extended Classes or tranches and to provide for the reallocation of Revolving Credit Exposure upon the expiration or termination of the commitments under any Class or tranche), in each case on terms consistent with this Section 12.6.(g). Section 12.7. Nonliability of Administrative Agent and Lenders. The relationship between the Borrower, on the one hand, and the Lenders, the Issuing Banks and the Administrative Agent, on the other hand, shall be solely that of borrower and lender. None of the Administrative Agent, any Issuing Bank or any Lender shall have any fiduciary responsibilities to the Borrower and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Administrative Agent, any Issuing Bank or any Lender to any Lender, the Borrower, any Subsidiary or any other Loan Party. None of the Administrative Agent, any Issuing Bank or any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. The Borrower hereby acknowledges that each of the Administrative Agent, Lenders, Issuing Banks, Arrangers, Syndication Agent and Documentation Agents and each of their Affiliates may have economic interests that conflict with those of the Borrower. Section 12.8. Confidentiality. The Administrative Agent, each Issuing Bank and each Lender shall not disclose to any Person and shall maintain the confidentiality of all Information (as defined below) but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ other respective Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or proposed assignee, Participant or other transferee in connection with a potential transfer of any Commitment or participation therein as permitted hereunder, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; provided that the disclosure of any such Information under clauses (i) or (ii) of this Section to such Persons shall be made subject to the acknowledgement and acceptance by any such Person that such information is being disseminated on a confidential basis (on substantially the terms set forth in this paragraph or as is otherwise reasonably acceptable to the Borrower and such disclosing Person, including, without limitation, as agreed in any confidential information memorandum or other marketing materials); (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings, or as otherwise required by Applicable Law (in which case (other than in the case of requests from regulatory authorities), such Person shall, to the extent permitted by law, inform you promptly in advance thereof); (d) to the Administrative Agent’s, such Issuing Banks’ or such Lender’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information and are or have been advised of their obligation to keep information of this type confidential); (e) in connection with the exercise of any remedies under any Loan Document (or any Specified Derivatives Contract) or any action or proceeding relating to any Loan Document (or any Specified Derivatives Contract) or the enforcement of rights hereunder or thereunder; (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section actually known by the Administrative Agent, such Issuing Bank or such Lender to be a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank, any Lender or any Affiliate of the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower or any Affiliate of the Borrower; (g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority

- 121 - LEGAL02/35717724v8 Execution Version (including any self-regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it; (h) to bank trade publications, such information to consist of deal terms and other information customarily found in such publications; (i) to any other party hereto; and (j) with the consent of the Borrower. Notwithstanding the foregoing, the Administrative Agent, each Issuing Bank and each Lender may disclose any such confidential information, without notice to the Borrower or any other Loan Party, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent, such Issuing Bank or such Lender or in accordance with the regulatory compliance policy of the Administrative Agent, such Issuing Bank or such Lender. As used in this Section, the term “Information” means all information received from the Borrower, any other Loan Party, any other Subsidiary or Affiliate relating to any Loan Party or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower, any other Loan Party, any other Subsidiary or any Affiliate. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Section 12.9. Indemnification. (a) The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Issuing Bank, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnified Party”) against, and hold each Indemnified Party harmless from, and shall pay or reimburse any such Indemnified Party for, any and all losses, claims (including without limitation, Environmental Claims), damages, liabilities and related expenses (including without limitation, the reasonable and documented out-of-pocket fees, charges and disbursements of any counsel for any Indemnified Party), incurred by any Indemnified Party or asserted against any Indemnified Party by any Person (including the Borrower, any other Loan Party or any other Subsidiary) other than such Indemnified Party and its Related Parties, arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower, any other Loan Party or any other Subsidiary, or any Environmental Claim related in any way to the Borrower, any other Loan Party or any other Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding (an “Indemnity Proceeding”) relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, any other Loan Party or any other Subsidiary, and regardless of whether any Indemnified Party is a party thereto, or (v) any claim (including without limitation, any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent, any Issuing Bank or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including without limitation, reasonable and documented out-of-pocket attorneys and consultant’s fees (in any case, limited to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to such Indemnified Parties and, if reasonably necessary, a single local counsel for the Indemnified Parties in each relevant jurisdiction and with respect to each relevant specialty, and in the case of an actual or perceived conflict of interest, one additional counsel in each relevant jurisdiction to the affected Indemnified Parties similarly situated); provided, however, that such indemnity shall not, as to any

- 122 - LEGAL02/35717724v8 Execution Version Indemnified Party, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnified Party or (B) arise from any dispute solely among Indemnified Parties (except in connection with claims or disputes (1) relating to whether the conditions to any Credit Event have been satisfied, (2) with respect to a Defaulting Lender or the determination of whether a Lender is a Defaulting Lender, (3) against the Administrative Agent or the Arrangers in their respective capacities as such, and (4) directly resulting from any act or omission on part of the Borrower, any other Loan Party or any other Subsidiary). This Section 12.9.(a) shall not apply with respect to Taxes addressed in Section 3.10. or yield maintenance obligations described in Section 4.1. and Section 4.4. (b) If and to the extent that the obligations of the Borrower under this Section are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law. (c) The Borrower’s obligations under this Section shall survive any termination of this Agreement and the other Loan Documents and the payment in full in cash of the Obligations, and are in addition to, and not in substitution of, any of the other obligations set forth in this Agreement or any other Loan Document to which it is a party. Section 12.10. Termination; Survival. This Agreement shall terminate at such time as (a) all of the Commitments have been terminated, (b) all Letters of Credit have terminated or expired or been canceled (other than Extended Letters of Credit in respect of which the Borrower has satisfied the requirements to provide Cash Collateral as required in Section 2.3.(b)), (c) none of the Lenders is obligated any longer under this Agreement to make any Loans and the Issuing Banks are no longer obligated under this Agreement to issue Letters of Credit and (d) all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full. Promptly following such termination, upon the Borrower’s written request, each Lender shall promptly return to the Borrower any Note issued to such Lender. The indemnities to which the Administrative Agent, the Issuing Banks and the Lenders are entitled under the provisions of Sections 3.10., 4.1., 4.4., 11.6., 12.2. and 12.9. and any other provision of this Agreement and the other Loan Documents, and the provisions of Section 12.4., shall continue in full force and effect and shall protect the Administrative Agent, the Issuing Banks and the Lenders (i) notwithstanding any termination of this Agreement, or of the other Loan Documents, against events arising after such termination as well as before and (ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement. Upon the Borrower’s request, the Administrative Agent agrees to deliver to the Borrower, at the Borrower’s sole cost and expense, written confirmation of the foregoing termination. Section 12.11. Severability of Provisions. If any provision of this Agreement or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed severed from the Loan Documents, and the validity, legality and enforceability of the remaining provisions shall remain in full force as though the invalid, illegal, or unenforceable provision had never been part of the Loan Documents.

- 123 - LEGAL02/35717724v8 Execution Version Section 12.12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 12.13. Counterparts. To facilitate execution, this Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Section 12.14. Obligations with Respect to Loan Parties and Subsidiaries. The obligations of the Borrower to direct or prohibit the taking of certain actions by the other Loan Parties and Subsidiaries as specified herein shall be absolute and not subject to any defense the Borrower may have that the Borrower does not control such Loan Parties or Subsidiaries. Section 12.15. Independence of Covenants. All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. Section 12.16. Limitation of Liability. None of the Administrative Agent, any Issuing Bank, any Lender, or any of their respective Related Parties shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential or punitive damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Section 12.17. Entire Agreement. This Agreement and the other Loan Documents embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. To the extent any term of this Agreement is inconsistent with a term of any other Loan Document to which the parties of this Agreement are party, the term of this Agreement shall control to the extent of such inconsistency. There are no oral agreements among the parties hereto.

- 124 - LEGAL02/35717724v8 Execution Version Section 12.18. Construction. The Administrative Agent, each Issuing Bank, the Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Administrative Agent, each Issuing Bank, the Borrower and each Lender. Section 12.19. Headings. The paragraph and section headings in this Agreement are provided for convenience of reference only and shall not affect its construction or interpretation. Section 12.20. UPREIT Reorganization. (a) If the Borrower elects to reorganize its corporate organizational structure to implement an “umbrella partnership” real estate investment trust structure by forming a limited partnership or limited liability company under the laws of any state of the United States or the District of Columbia (the “OP”) of which the Borrower (or a Wholly Owned Subsidiary of the Borrower) is to be the general partner, manager, or managing member, as applicable (the “Reorganization”), the OP, subject to the satisfaction of the conditions set forth in this clause (a) below, may assume all of the Borrower’s liabilities and obligations under, and the Borrower may transfer and assign to the OP all of the Borrower’s rights and benefits under, this Agreement and the other Loan Documents to which the Borrower is a party (and the Borrower shall be released from all liabilities and obligations under this Agreement and the other Loan Documents to which the Borrower is a party except as expressly provided otherwise)(collectively, the “Assumption Transaction”): (i) the Borrower shall have given the Administrative Agent and the Lenders prior written notice of the Borrower’s intent to exercise its rights under this Section at least 30 days (or such shorter period as may be permitted by the Administrative Agent) prior to the proposed effective date of the Assumption Transaction (the “Assumption Date”); (ii) the Administrative Agent shall have received each of the following, in form and substance reasonably satisfactory to the Administrative Agent: (A) an assignment and assumption agreement executed by the Borrower and the OP providing for the OP’s assumption of all of the Borrower’s liabilities and obligations under, and the Borrower’s transfer and assignment to the OP of all of the Borrower’s rights and benefits under, this Agreement and the other Loan Documents to which the Borrower is a party (and the term “REIT Entity” shall thereafter refer to Washington Real Estate Investment Trust (including any successor entity thereto which becomes the general partner, manager, or managing member, as applicable, of the OP, or the ultimate parent thereof) and the term “Borrower” shall thereafter refer to the OP); (B) amendments to this Agreement and the other Loan Documents executed by the Borrower, the OP and the other Loan Parties, as appropriate, requested or approved by the Administrative Agent as permitted under Section 12.6.(f); (C) Revolving Notes and, Bid Rate Notes and Term Notes executed by the OP, payable to each applicable Lender (including any Designated Lender, if applicable but excluding any Lender that has requested that it not receive Notes) and complying

- 125 - LEGAL02/35717724v8 Execution Version with the terms of Section 2.12.(a) and the Swingline Note executed by the OP (it being understood that any previously issued notes shall be returned in exchange for such new replacement notes); (D) an opinion of counsel to the OP and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering such matters as the Administrative Agent may reasonably request in relation to matters covered in opinions concerning the Borrower on the Effective Date; (E) the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of the OP certified as of a recent date by the Secretary of State of the state of formation of the OP; (F) a certificate of good standing (or certificate of similar meaning) with respect to the OP issued as of a recent date by the Secretary of State of the state of formation of the OP and certificates of qualification to transact business or other comparable certificates issued as of a recent date by each Secretary of State (and any state department of taxation, as applicable) of each state in which the OP is required to be so qualified and where failure to be so qualified could reasonably be expected to have a Material Adverse Effect; (G) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of the OP with respect to each of the officers of the OP authorized to execute and deliver the Loan Documents to which the OP is to become a party, and authorized to execute and deliver on behalf of the OP Notices of Borrowing, Notices of Swingline Borrowing, requests for Letters of Credit, Notices of Conversion and Notices of Continuation; (H) copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of the OP of (A) the operating agreement of the OP, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (B) all corporate, partnership, member or other necessary action taken by or on behalf of the OP to authorize the Reorganization and the execution, delivery and performance of the Loan Documents to which it is, or is to become, a party in connection therewith; (I) no Default or Event of Default shall exist as of the date the Reorganization, or will exist immediately after giving effect thereto; (J) the representations and warranties made or deemed made by the Borrower, the OP or any other Loan Party in any Loan Document (as amended to incorporate any revisions associated with the Reorganization) to which such Loan Party is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the Assumption Date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true in all

- 126 - LEGAL02/35717724v8 Execution Version respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited hereunder; (K) the Administrative Agent shall have received an officer’s certificate from the chief executive officer or chief financial officer of the OP certifying the matters referred to in the immediately preceding sub-clauses (I) and (J); (L) a Disbursement Instruction Agreement executed by the OP effective as of the Assumption Date; and (M) such other documents and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request; and (iii) the OP shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act; and (iv) the Borrower shall have transferred all of its assets to the OP other than those assets the Borrower is permitted to retain in accordance with Section 12.20.(b). (b) Immediately upon the effectiveness of the Assumption Transaction and for so long as this Agreement is in effect, (i) the REIT Entity’s assets shall consist solely of Equity Interests in the OP or any Wholly Owned Subsidiaries whose assets consist solely of direct or indirect Equity Interests in the OP (provided, that the REIT Entity may (A) have cash and other assets of nominal value incidental to its ownership of such Equity Interests, (B) own certain other Equity Interests in an aggregate amount not to exceed $50,000,000 and (C) maintain assets on a temporary or pass-through basis that are held for subsequent payment of dividends or other Restricted Payments not prohibited by Section 9.1.(f) or for contribution to any Subsidiary and (ii) neither the REIT Entity nor any Wholly Owned Subsidiaries whose assets consist solely of direct or indirect Equity Interests in the OP shall have any liabilities other than liabilities that would be reflected in consolidated financial statements of the OP (provided, that the REIT Entity may have (1) other liabilities incidental to its status as a publicly traded REIT and not constituting liabilities in respect of Indebtedness for borrowed money, including liabilities associated with employment contracts, employee benefit matters, indemnification obligations pursuant to purchase and sale agreements, and other legacy liabilities arising pursuant to contracts entered into in the ordinary course of business prior to (and not in contemplation of) the Reorganization, (2) nonconsensual obligations imposed by operation of Applicable Law, (3) obligations in existence as of the date of the Reorganization (i) in the form of Nonrecourse Indebtedness Guarantees and (ii) contingent obligations in relation to ground leases in respect of which the Borrower was a primary obligor prior to the Reorganization and (4) other immaterial obligations. If at any time the requirements set forth in this Section 12.20.(b) are not satisfied, the REIT Entity shall be required become a Guarantor in accordance with Section 7.13. hereof.

SCHEDULE I Commitments Lender Revolving Commitment Amount Term Loan Commitment Amount Wells Fargo Bank, National Association $75,000,000 $24,000,000 KeyBank National Association $75,000,000 $19,000,000 Royal Bank of Canada $49,000,000 N/A SunTrust Bank $49,000,000 $22,500,000 CitiBank, N.A. $42,000,000 N/A Goldman Sachs Bank USA $42,000,000 N/A JPMorgan Chase Bank, N.A. $42,000,000 N/A Morgan Stanley Bank, N.A. $42,000,000 N/A UBS AG, Stamford Branch $42,000,000 N/A The Bank of New York Mellon $39,000,000 $19,000,000 Capital One, National Association $39,000,000 $24,000,000 U.S. Bank National Association $39,000,000 $22,500,000 Branch Banking and Trust Company $25,000,000 $19,000,000 TOTAL $600,000,000 $150,000,000

EXHIBIT F FORM OF NOTICE OF BORROWING ____________, 20__ Wells Fargo Bank, National Association, as Administrative Agent Minneapolis Loan Center MAC N9303 110 608 Second Avenue S., 11th Floor Minneapolis, Minnesota 55402-1916 Attn: David DeAngelis Telecopier: (866) 595-7861 Telephone: (612) 667-4773 Ladies and Gentlemen: Reference is made to that certain Credit Agreement dated as of June 23, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among WASHINGTON REAL ESTATE INVESTMENT TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), the financial institutions party thereto and their assignees under Section 12.5. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement. 1. Pursuant to Section [2.1.(b)][2.9.(b)] of the Credit Agreement, the Borrower hereby requests that the Lenders make Loans to the Borrower in an aggregate amount equal to $___________________. 2. The Borrower requests that such Loans be made available to the Borrower on ____________, 20__. 3. The Borrower hereby requests that such Loans be of the following Class and Type: [Check one box only]  Term Loans  Revolving Loans [Check one box only]  Base Rate Loan  LIBOR Loan, with an initial Interest Period for a duration of: [Check one box only]  7 days  14 days  one month  three months  six months

F-2 4. The principal amount of such Term Loans subject to a Specified Derivatives Contract is $__________________________. 5. The Specified Derivatives Contract(s) to which such Term Loans is/are subject: ________________________________________________________________________ ________________________________________________________________________ ________________________________________________________________________ ____________________________________________________________________. The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Loans, and immediately after making such Loans, (a) no Default or Event of Default exists or would exist, and none of the limits specified in Section 2.16. of the Credit Agreement would be violated after giving effect thereto; and (b) the Continuing Representations are and shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is and shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested Loans contained in Article V. of the Credit Agreement will have been satisfied at the time such Loans are made. [Signatures on Following Page]

F-3 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Borrowing as of the date first written above. WASHINGTON REAL ESTATE INVESTMENT TRUST By: ________________________________ Name: ___________________________ Title: ____________________________

G-1 EXHIBIT G FORM OF NOTICE OF CONTINUATION ____________, 20__ Wells Fargo Bank, National Association, as Administrative Agent Minneapolis Loan Center MAC N9303 110 608 Second Avenue S., 11th Floor Minneapolis, Minnesota 55402-1916 Attn: David DeAngelis Telecopier: (866) 595-7861 Telephone: (612) 667-4773 Ladies and Gentlemen: Reference is made to that certain Credit Agreement dated as of June 23, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among WASHINGTON REAL ESTATE INVESTMENT TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), the financial institutions party thereto and their assignees under Section 12.5. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement. Pursuant to Section 2.10. of the Credit Agreement, the Borrower hereby requests a Continuation of LIBOR Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Continuation as required by such Section of the Credit Agreement: 1. The requested date of such Continuation is ____________, 20__. 2. The Class of Loans subject to such Continuation is:  Revolving Loans  Term Loans 3. The aggregate principal amount of the Class of Loans subject to such Continuation is $________________________ and the portion of such principal amount subject to such Continuation is $__________________________. 4. The current Interest Period of the Loans subject to such Continuation ends on ________________, 20__.

G-2 5. The duration of the Interest Period for the Loans or portion thereof subject to such Continuation is: Check one box only  7 days  14 days  one month  three months  six months 6. The principal amount of such Term Loans subject to a Specified Derivatives Contract is $__________________________. 7. The Specified Derivatives Contract(s) to which such Term Loans is/are subject: ________________________________________________________________________ ________________________________________________________________________ ________________________________________________________________________ ____________________________________________________________________. [Signatures on Following Page]

G-3 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Continuation as of the date first written above. WASHINGTON REAL ESTATE INVESTMENT TRUST By: ________________________________ Name: ___________________________ Title: ____________________________

H-1 EXHIBIT H FORM OF NOTICE OF CONVERSION ____________, 20__ Wells Fargo Bank, National Association, as Administrative Agent Minneapolis Loan Center MAC N9303 110 608 Second Avenue S., 11th Floor Minneapolis, Minnesota 55402-1916 Attn: David DeAngelis Telecopier: (866) 595-7861 Telephone: (612) 667-4773 Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of June 23, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among WASHINGTON REAL ESTATE INVESTMENT TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), the financial institutions party thereto and their assignees under Section 12.5. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement. Pursuant to Section 2.11. of the Credit Agreement, the Borrower hereby requests a Conversion of Loans of one Type into Loans of another Type under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion as required by such Section of the Credit Agreement: 1. The requested date of such Conversion is ______________, 20__. 2. The Class of Loans to be Converted pursuant hereto are currently: [Check one box only]  Revolving Loans  Term Loans 3. The Type of Loans to be Converted pursuant hereto is currently: [Check one box only]  Base Rate Loan  LIBOR Loan 4. The aggregate principal amount of the Class and Type of Loans subject to the requested Conversion is $_____________________ and the portion of such principal amount subject to such Conversion is $___________________.

H-2 5. The amount of such Class of Loans to be so Converted is to be converted into Loans of the following Type: [Check one box only]  Base Rate Loan  LIBOR Loan, with an initial Interest Period for a duration of: [Check one box only]  7 days  14 days  one month  three months  six months 6. The principal amount of such Term Loans subject to a Specified Derivatives Contract is $__________________________. 7. The Specified Derivatives Contract(s) to which such Term Loans is/are subject: ________________________________________________________________________ ________________________________________________________________________ ________________________________________________________________________ ____________________________________________________________________. [Signatures on Following Page]

H-3 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Conversion as of the date first written above. WASHINGTON REAL ESTATE INVESTMENT TRUST By: ________________________________ Name: ___________________________ Title: ____________________________

EXHIBIT Q FORM OF TERM NOTE $______________ _________, 20__ FOR VALUE RECEIVED, the undersigned, WASHINGTON REAL ESTATE INVESTMENT TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”) hereby unconditionally promises to pay to ___________________________ or registered assigns (the “Lender”), in care of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), to its address as 608 Second Avenue S., 11th Floor, Minneapolis, Minnesota 55402-1916, or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of ___________________ AND ___/100 DOLLARS ($_____________)(or such lesser amount as shall equal the aggregate unpaid principal amount of Term Loans made by the Lender to the Borrower under the Credit Agreement (defined below)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement. This Term Note is one of the “Term Notes” referred to in the Credit Agreement dated as of June 23, 2015 (as amended by that certain First Amendment to Credit Agreement dated as of September 15, 2015 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 12.5. thereof, the Administrative Agent, and the other parties thereto, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Term Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, (b) permits the prepayment of the Loans by the Borrower subject to certain terms and conditions and (c) provides for the acceleration of the maturity of this Term Note upon the occurrence of certain events and for prepayments of Term Loans upon the terms and conditions specified therein. The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights. Time is of the essence for this Term Note. [This Term Note is given in replacement of the Term Note dated _____ __, 20__, in the original principal amount of $_______ previously delivered to the Lender under the Credit Agreement. THIS TERM NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE OTHER TERM NOTE.] 1 THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. [Signatures on Following Page] 1 Language to be included in case of an assignment and need to issue a replacement note to an existing Lender, either because such Lender’s Term Loan Commitment has increased or decreased from what it was initially.

Q-2 IN WITNESS WHEREOF, the undersigned has executed and delivered this Term Note as of the date written above. WASHINGTON REAL ESTATE INVESTMENT TRUST By: ________________________________ Name: ___________________________ Title: ____________________________